UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2013

CGM Advisor Targeted Equity Fund

Harris Associates Large Cap Value Fund

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Portfolio Review page  1

Portfolio of Investments page 24

Financial  Statements page 41

Notes to Financial Statementspage 61

Barron’s/Lipper 2013 one-year fund family ranking based on 64 qualifying U.S. fund companies. Each fund family must have at least three funds in Lipper’s general U.S.-stock category, one world (global and international), one mixed-asset/balanced (stocks and bonds), two taxable bond and one tax-exempt bond fund. Past performance is no guarantee of future results.

For more details visit ngam.natixis.com/TopFundFamily

CGM ADVISOR TARGETED EQUITY FUND

Manager	Symbols
G. Kenneth Heebner, CFA	Class A NEFGX
Capital Growth Management Limited Partnership	Class B NEBGX
Class C NEGCX
Class Y NEGYX

Objective

The Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Market Conditions

The U.S. stock market wrapped up its best year since 1997, defying skeptics as investor fears gave way to a belief in the recovery. Any number of things could have derailed the market’s rally: the U.S. government’s partial shutdown, the possibility of a default on federal government debt, the threat of military action in Syria, federal budget cuts and new worries about European government debt. Instead, the stock market just kept on climbing. Stock prices rose to an all-time high on the final trading day of 2013. This bull market approaches its fifth birthday in March 2014.

Performance Results

For the 12 months ended December 31, 2013, Class A shares of CGM Advisor Targeted Equity Fund returned 29.01% at net asset value. It trailed its benchmark, the S&P 500® Index, which returned 32.39%.

Explanation of Fund Performance

In a year of impressive gains, the fund’s modest shortfall against the benchmark was generally stock specific. Detractors included Herbalife, eBay and Microsoft. Nutritional supplement and weight management company Herbalife saw its share price fall because of negative publicity generated by a major hedge fund that shorted the stock. (Shorting is a technique that benefits an investor if a security loses value.) Claims by the hedge fund manager about the company’s allegedly abusive business practices pushed stock prices lower. We sold the issue.

During the year, shares of online auction giant eBay suffered as concern mounted about the impact of a new “digital wallet” fee on the company’s PayPal business. Many investors are worried that this move is part of a broader effort by credit card companies to target PayPal, which has recently become more of a direct competitor. We sold shares of eBay to fund other opportunities.

Software giant Microsoft has struggled as the world has moved away from the PC-centric version of computing to a more mobile platform. Unfortunately, the Windows Phone has yet to take off, and the Surface, Microsoft’s answer to the iPad, is a disappointment.

1  |

The fund was positioned throughout the year to benefit from healthy economic growth. In an environment of healthy economic growth, the portfolio maintained significant concentrations in investment banks and homebuilders, which lifted performance. Large investment banks profit from many financial transactions associated with a strengthening economy. Meanwhile, homebuilders are rewarded by increasing employment and consumer confidence. Leading contributors included Morgan Stanley and Citigroup. Morgan Stanley, one of the world’s largest diversified financial services companies, benefitted from the further consolidation of Salomon Smith Barney’s global wealth management business with its own operations. The acquisition, which closed with the purchase of the remaining one-third interest in Salomon Smith Barney, helped the firm take advantage of increased efficiencies. Morgan Stanley also experienced improving results in equity trading and investment banking and scaled back its underperforming fixed income operation.

Citigroup, a global financial services powerhouse, continued to make strong earnings progress as management disposed of unprofitable operations and reduced costs from non-performing assets. The company retains a leadership position in global banking, which is poised to profit from an expanding economy worldwide.

All sectors of the stock market ended the year with positive returns, but among the year’s biggest gainers were companies most exposed to the U.S. economy. In this environment, the fund benefited from its exposure to economically sensitive stocks, including automobile, airline and technology companies, which helped boost fund performance. Delta Airlines enjoyed solid earnings growth due to greater demand and significant industry reconstruction and consolidation. In recent years, the domestic airline industry has become progressively more efficient, reducing costs through bankruptcy and increased pricing power at major cities. For the first time since airline deregulation in the late 1970s, pricing has benefitted from concentration of industry capacity among several large carriers in key markets.

Outlook

We are optimistic about the U.S. economy in 2014. Several factors that have held back growth appear to be lessening. U.S. household finances have improved, and the outlook for home sales is brighter. While the stock market may not provide gains comparable to 2013, we see the potential for further gains as the economy continues to expand. With those expectations in mind, we have positioned CGM Advisor Targeted Equity Fund to continue to benefit from increasing strength in the U.S. economy. As always, we will maintain a portfolio focused on individual stocks with the potential to grow earnings at a rate faster than that of the overall economy.

|  2

CGM ADVISOR TARGETED EQUITY FUND

Growth of $10,000 Investment in Class A Shares

December 31, 2003 through December 31, 2013

3  |

Average Annual Total Returns — December 31, 2013

	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
NAV	29.01%	13.07%	7.93%
With 5.75% Maximum Sales Charge	21.63	11.74	7.29

Class B (Inception 2/28/97)
NAV	28.06	12.26	7.13
With CDSC[1]	23.06	12.00	7.13

Class C (Inception 9/1/98)
NAV	28.13	12.25	7.13
With CDSC[1]	27.13	12.25	7.13

Class Y (Inception 6/30/99)
NAV	29.34	13.38	8.22

Comparative Performance
S&P 500® Index[2]	32.39	17.94	7.41

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

|  4

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Managers	Symbols
Edward S. Loeb, CFA	Class A NEFOX
Michael J. Mangan, CFA	Class B NEGBX
Diane L. Mustain, CFA	Class C NECOX
Harris Associates L.P.	Class Y NEOYX

Objective

The Fund seeks opportunities for long-term capital growth and income

Market Conditions

In many ways, it was tough to say farewell to 2013. The S&P 500® Index’s 32% total return was the best in more than a decade-and-a-half, adding meaningfully to the market’s remarkable recovery from the financial crisis five years ago. Although the year started with legitimate concerns regarding new tax hikes and a budget sequester, it ended with reassuring answers to both concerns. As 2014 gets underway, we’re impressed by the broadening strength of both the economy and markets. Many varied economic indicators, such as industrial production, retail sales, auto production, exports and energy production recently approached or reached new highs. More important, we’ve seen impressive corporate performance from the companies we follow. The equity market is also – finally – gaining support from investors reconsidering their own asset allocations.

Performance Results

For the 12 months ended December 31, 2013, Class A shares of Harris Associates Large Cap Value Fund returned 37.82% at net asset value. The fund outperformed its benchmark, the Russell 1000® Value Index, which returned 32.53%.

Explanation of Fund Performance

Because we are value investors with an emphasis on individual stock selection, the fund’s country and sector weights are a byproduct of our bottom-up investment process. Sector-wise, the fund’s relative overweight in consumer discretionary holdings, plus stock selection within the sector, contributed the most to relative performance in the year. The fund also benefited from stock selection in the financials sector. An underweight in health care holdings detracted from fund performance.

The leading contributors to fund performance in 2013 were MasterCard, Applied Materials and Wells Fargo. MasterCard reported what we consider to be strong earnings throughout the year. We recently met with MasterCard’s management, which stated that the company remains focused on “digital conversion” (paper to electronic forms of spending) and expanding market share through new co-branded products and commercial cards, along with other initiatives. Management continues to repurchase shares and increase its dividend to reward shareholders, which remains a priority at MasterCard. We continue to believe that MasterCard has a unique combination of competitive strength, secular growth and low capital intensity. Applied Materials experienced a number of positive events that boosted its

5  |

stock price during the year. The company experienced strengthening sales and gross margins along with market share increases and announced a new long-term growth and profitability strategy and financial model. Also, investors responded positively to news that Applied Materials is acquiring competitor Tokyo Electron in an all-stock transaction. Wells Fargo continues to build its credit quality, and its balance sheet remains strong in our view. Wells Fargo also announced earlier in the year that it is raising its dividend more than 80% (from $0.48 to $0.88 per share for the year). We think Wells Fargo continues to execute quite well in an environment of low interest rates, which has been challenging to many banks.

The holdings with the lowest returns in 2013 were Apache, Caterpillar and Unilever. Apache was the largest detractor from fund performance, and was sold from the portfolio during the first quarter of the year. When investors consider exploration and production company stocks, they are increasingly looking for companies that can find and produce oil and gas efficiently and at low cost. For many years, Apache was seen as a cost leader by its peers. However, the company’s statistics have been eroding meaningfully, which has limited its ability to grow intrinsic value per share, a characteristic that we demand in our investments. Caterpillar released weaker-than-expected earnings per share early in the year, which affected its share price. However, our investment thesis remains intact: Caterpillar’s strong brand is built on tangible product benefits, it offers unique customer-specific cost analysis, and its dealer network is a significant and often overlooked asset. We met with Caterpillar’s CEO Doug Oberhelman during the year. Going forward, he thinks miners will focus more intensely on improving productivity at existing mines. This works to Caterpillar’s advantage, as the company is the industry technology leader with a substantial dealer service/support network. Unilever’s fiscal first-half results included revenue growth of 5% (constant currency) including strong emerging markets growth of 10% (the ninth straight quarter of double-digit growth). However, overall organic growth was short of the company’s estimate (+5.5%) for the period. Nonetheless, margins improved by what we consider to be a notable amount from a combination of both product mix and cost savings across multiple aspects of the business. We think Unilever has the potential to maintain its steady value growth through a high quality formula of end market demand.

Outlook

Our basic fundamental outlook assumes continued company-specific progress on profitability, albeit at a more moderate pace than we’ve recently witnessed. The economy’s long-term potential may have suffered due to too much economic and legislative uncertainty and too much hunger for near-term return of capital. A meaningful increase in sensible long-term capital spending to promote real growth would likely deliver higher profitability than we currently project. It’s possible we’re closer to a change, with less uncertainty in Washington, more stability in Europe and Japan, a more secure and lower-cost energy outlook, rising consumer confidence and a more synchronized global economy as we enter 2014.

|  6

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Growth of $10,000 Investment in Class A Shares3

December 31, 2003 through December 31, 2013

7  |

Average Annual Total Returns — December 31, 20133

	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
NAV	37.82%	20.93%	6.61%
With 5.75% Maximum Sales Charge	29.91	19.49	5.98

Class B (Inception 9/13/93)
NAV	36.75	20.02	5.82
With CDSC[1]	31.75	19.83	5.82

Class C (Inception 5/1/95)
NAV	36.88	20.04	5.81
With CDSC[1]	35.88	20.04	5.81

Class Y (Inception 11/18/98)
NAV	38.21	21.24	6.94

Comparative Performance
Russell 1000® Value Index[2]	32.53	16.67	7.58

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  8

NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols
David G. Herro, CFA	Class A NOIAX
Robert A. Taylor, CFA	Class C NOICX
Harris Associates L.P.

Objective

The Fund seeks long-term capital appreciation

Market Conditions

2013 started with an abundance of negative news, including continued structural issues in Europe, slowed growth in the emerging markets and a questionable reform plan in Japan. However, foreign equity markets performed well in 2013. As the year progressed, it became evident that Europe would begin to recover slowly, partially because of self-help initiatives. Japan, too, was seriously tackling its deflation issue, which partially caused a strong yen, weak share prices and slow growth. As a result, both European and Japanese equity markets, which had been aggressively sold-off due to macro fears, began to recover.

Performance Results

For the 12 months ended December 31, 2013, Class A shares of Natixis Oakmark International Fund returned 28.13% at net asset value. The fund outperformed its benchmark, the MSCI World ex USA Index (Net), which returned 21.02%.

Explanation of Fund Performance

As of December 31, 2013, the fund’s European holdings totaled 79% of the portfolio, and 12% of the portfolio was invested in Japanese holdings. The remaining positions were in Australia, Canada, South Korea and the Middle East. Because we are value investors with an emphasis on individual stock selection, country and sector weights are a byproduct of our bottom-up investment process.

By sector, financials holdings contributed the most value relative to the benchmark, primarily due to stock selection. Both the fund’s overweight and stock selection in the consumer discretionary sector aided relative performance during the year. The fund’s lack of exposure to the telecommunications services sector detracted relative to the benchmark.

The top contributors to the yearly return were Daiwa Securities, Daimler and Intesa Sanpaolo. Daiwa released its fiscal first-half results during the quarter that showed pre-tax profit at the highest level since the company started reporting in 1995. Revenues rose across the board in retail, wholesale and asset management, and in total they are on track to meet full-year estimates. Of special note, the wholesale banking division became profitable for the first time since 2009. Another top contributor for the year was Daimler, the global auto manufacturer of the Mercedes brand. Shares reacted positively to the company’s 2012 results, which included higher profits than we expected for the company’s Mercedes-Benz Car and Truck divisions. More recently, Daimler announced significantly improved

9  |

earnings and net profits for the second quarter of 2013. Intesa Sanpaolo was another top contributor in 2013. Its fee generation was strong across the board, with fee growth in the commercial banking, portfolio management, insurance distribution and deal/placement fee areas. In addition, cost controls are intact and Intesa Sanpaolo’s capital ratios remain solid in our view and have improved since the end of last year.

The largest detractors from return were Orica, AMP and Canon. Orica’s shares were weakened by a reduction in guidance in July and by the market’s anticipation that the company would miss its 2013 fiscal-year targets. However, shares rebounded when Orica’s fiscal-year results showed 3% revenue growth and relatively flat margins, which put the company in line with expectations. This demonstrated that Orica’s explosives business is much more resilient than most other areas of mining services. We expect Orica to continue its capital-light strategy and that it will produce better cash flow in the future. AMP preannounced its earnings results late in June, which included AUD $32 million worth of losses in its Contemporary Wealth Protection (CWP) business during the first five months of the year. This news sent the share price tumbling. In May, the company noted that investor sentiment, market performance and the economic climate were particularly bad in Australia and had driven up claims and lapse rates. To address the problems in the CWP division, the company is raising its claims assumptions, believing some of its problems are structural. Canon also was a detractor from the yearly return, which was largely the result of the downgrade of the ILC business (digital SLRs and lenses). This business has lagged enough that management has lowered fiscal-year volume estimates from 9 million to 8 million. Despite falling prices due to uncertain consumer markets in developed economies and from trading down in emerging markets, management indicates pricing is normalizing. In addition, print volumes are growing again, and Canon is taking market share. We continue to believe that Canon is a compelling investment opportunity that will reward shareholders in the long term.

We no longer believe the yen to be overvalued and therefore closed the fund’s hedge of the underlying currency. The Australian dollar also weakened in 2013, but we still believe it to be overvalued. As of year end, we hedged 30% of the Australian dollar, 31% of the Swiss franc and 30% of the Swedish krona exposure.

Outlook

Despite strong past performance, we believe there is still value in global equity markets. Certainly, stocks are not selling at the incredible bargains they were in early 2009 or even early 2012, but with global economic growth appearing to be poised to accelerate, and with stock valuations that are still attractive, we believe there are reasons to be confident that global equities will continue to be an attractive asset class.

|  10

NATIXIS OAKMARK INTERNATIONAL FUND

Growth of $10,000 Investment in Class A Shares3

December 15, 2010 (inception) through December 31, 2013

Average Annual Total Returns — December 31, 20133

	1 Year	Life of Fund

Class A (Inception 12/15/10)
NAV	28.13%	12.54%
With 5.75% Maximum Sales Charge	20.72	10.37

Class C (Inception 12/15/10)
NAV	27.13	11.71
With CDSC[1]	26.13	11.71

Comparative Performance
MSCI World ex USA Index (Net)[2]	21.02	7.73

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

11  |

VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols
Dennis G. Alff, CFA	Class A NEFJX
Chad D. Fargason	Class B NEJBX
Chris D. Wallis, CFA	Class C NEJCX
Scott J. Weber, CFA	Class Y NEJYX
Vaughan Nelson Investment Management, L.P.

Effective July 31, 2009, the fund was closed to new investors.

Objective

The Fund seeks capital appreciation

Market Conditions

Against a backdrop of stable earnings growth, low inflation and easy money, the U.S. equity markets continued a broad advance, which began in the fourth quarter of 2012. However, the nature of its ascent changed dramatically after the Federal Reserve (the Fed) announced in May that it would begin tapering its monthly bond purchases, a program known as quantitative easing (QE). Prior to the tapering announcement, the equity market rally was led by stocks that were termed “bond proxies,” because of their dividend yields, and by cyclical sectors that responded to the ultra low interest rates, ample liquidity and credit availability. After the Fed’s announcement, these sectors came under pressure as 10-year Treasury rates rose from a low of approximately 1.4% to 3.0%. Despite the Fed’s claim otherwise, tapering QE does represent a tightening of monetary policy. The increase in interest rates across the entire Treasury curve represented an increase in overall real interest rates within the capital markets. (The Treasury curve is a graph that shows interest rates on U.S. Treasury securities across maturities, from short to long.) Given the significant expansion in the equity market’s valuation multiples, coupled with the declining impact of QE on corporate earnings and economic activity, we continue to expect the rate of return for the broader equity indices to moderate materially over the next three years.

Performance Results

For the 12 months ended December 31, 2013, Class A shares of Vaughan Nelson Small Cap Value Fund returned 39.01% at net asset value. The fund outperformed its benchmark, the Russell 2000® Value Index, which returned 34.52%.

Explanation of Fund Performance

Stock selection drove the overwhelming majority of the portfolio’s performance over the past year with broad based expansion of price-to-earnings multiples, a common measure of valuation, providing a healthy tailwind. Cyclical stocks disproportionately benefited the portfolio due to their leverage to an economic recovery. The cyclical exposure stemmed from our team’s focus on company-specific valuations and fundamentals as opposed to any targeted sector exposure. Consequently, the portfolio was materially underweight relative to its benchmark in real estate investment trusts (REITs) and utilities because both sectors

|  12

VAUGHAN NELSON SMALL CAP VALUE FUND

appeared overvalued. Industrials, financials, technology and consumer discretionary stocks were the biggest contributors to the fund’s performance, while no single sector detracted from results.

Stock selection drove returns in the industrials sector. Notable standouts included Towers Watson and KAR Auction Services. Towers Watson began to earn market recognition for its health care exchange investments, as private exchanges are now a practical solution for employers to reduce healthcare costs. We sold the stock as expectations of broad private exchange proliferation were reflected in the stock price. KAR Auction Services stock appreciated as new vehicle sales in the United States continued to recover from the 2009 trough. This is an important indicator for whole car auction volumes, because there is a two to four year lag between new car sales and auction volumes.

Stock selection stood out as a driver in the financials sector, with FirstMerit and CNO Financial Group making the most significant contributions to performance. FirstMerit acquired peer bank Citizens Republic Bancorp in 2013 and realized 40% of its targeted cost savings by the end of the third quarter. Further, organic loan growth rebounded as the economy continued to recover. CNO Financial Group benefited from management’s plan to improve operating efficiency, run off low return blocks of business and return cash to shareholders through share repurchases—all of which contributed to improved returns. Also, management significantly improved CNO’s capital structure by issuing new debt to pay off the existing credit facility, retire expensive debt and repurchase the outstanding convertible bonds.

Strong stock selection also benefited the fund’s technology holdings, with SS&C Technologies and Broadridge Financial Services leading the way. SS&C provides software solutions to the financial services industry to automate client reporting, reconciliation and portfolio and investment accounting. The company has benefitted from the recovery in the stock market since a portion of its revenues is tied to client assets under management. This revenue growth, coupled with SS&C’s effort to pay down debt, has improved profit margins. Broadridge is the leading provider of investor communications and third-party trade processing services. The company has benefited from tighter regulation within the financial services industry and from the recovery in trading volumes.

The consumer discretionary sector was the only sector that detracted from relative performance during the year. Stock selection within specialty retail was the main detractor to relative performance with Aaron’s and Abercrombie & Fitch lagging the most. Both Aaron’s and Abercrombie were impacted by a weak macroeconomic environment that impacted store traffic and resulted in a highly promotional environment. On the other hand, Harman International was the greatest contributor to performance. Harman International enjoyed success as its leadership in automotive infotainment coincided with increased auto sales. Additionally, the company’s margin profile continues to improve as their backlog is becoming increasingly comprised of standardized products as opposed to custom designs.

Other notable performers during the year included: Packaging Corporation of America, LPL Financial Holdings, Oasis Petroleum and Health Management Associates. The

13  |

greatest increases in sector weights were in technology, consumer staples and energy. The rise in technology holdings was primarily the result of adding exposure to software and information technology services, through ACI Worldwide, Fair Isaac, Broadridge and Jack Henry. GNC Holdings and Rite Aid boosted the consumer staples weight, while Forum Energy accounted for most of the increase in the energy weight.

The largest reductions in sector weights were in financials, industrials and materials. The weight in financials was primarily driven by our decision to underweight REITs because valuations looked stretched. We also lowered the fund’s exposure to industrials and materials by reducing building products stocks and chemical stocks, respectively.

Outlook

Despite the rise in real interest rates, we continue to expect modest economic growth as the fiscal drags from government spending reductions will no longer be a headwind in 2014. The continued recovery in capital spending, residential construction, nonresidential construction and the elimination of the fiscal drags have the potential to drive real gross domestic product growth to between 2.5% and 3.5% in 2014. The primary risks to this outlook would be a flare up in the European credit markets, a significant slowdown in China’s economic growth or instability emanating from Japanese credit markets. As we enter 2014, we believe the U.S. equity markets will rely less on the Federal Reserve’s stimulus and more on individual company fundamentals. This will represent an incremental headwind to the broad averages but will have varying effects across individual securities. There are still individual stocks that will perform well despite the lowered return expectations for the general market. This positive outlook continues to be stock-specific and not reflective of opportunities in specific industries or regions of the world.

Growth of $10,000 Investment in Class A Shares4

December 31, 2003 through December 31, 2013

See notes to chart on page 15.

|  14

Average Annual Total Returns — December 31, 20134

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)
NAV	39.01%	19.53%	11.81%
With 5.75% Maximum Sales Charge	31.00	18.12	11.15

Class B (Inception 12/31/96)
NAV	38.03	18.64	10.99
With CDSC[1]	33.03	18.44	10.99

Class C (Inception 12/31/96)
NAV	37.99	18.64	10.98
With CDSC[1]	36.99	18.64	10.98

Class Y (Inception 8/31/06)[2]
NAV	39.43	19.83	12.03

Comparative Performance
Russell 2000® Value Index[3]	34.52	17.64	8.61

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Prior to the inception of Class Y shares (8/31/06), performance is that of Class A shares and reflects the higher net expenses of that share class.

3

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

15  |

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Managers	Symbols
Dennis G. Alff, CFA	Class A VNVAX
Chad D. Fargason	Class C VNVCX
Chris D. Wallis, CFA	Class N VNVNX
Scott J. Weber, CFA	Class Y VNVYX
Vaughan Nelson Investment Management, L.P.

Objective

The Fund seeks long-term capital appreciation

Market Conditions

Against a backdrop of stable earnings growth, low inflation and easy money, the U.S. equity markets continued a broad advance, which began in the fourth quarter of 2012. However, the nature of its ascent changed dramatically after the Federal Reserve (the Fed) announced in May that it would begin tapering its monthly bond purchases, a program known as quantitative easing (QE). Prior to the tapering announcement, the equity market rally was led by stocks that were termed “bond proxies,” because of their dividend yields, and by cyclical sectors that responded to the ultra low interest rates, ample liquidity and credit availability. After the Fed’s announcement, these sectors came under pressure as 10-year Treasury rates rose from a low of approximately 1.4% to 3.0%. Despite the Fed’s claim otherwise, tapering QE does represent a tightening of monetary policy. The increase in interest rates across the entire Treasury curve represented an increase in overall real interest rates within the capital markets. (The U.S. Treasury curve is a graph that shows interest rates on U.S. Treasury securities across maturities, from short to long.) Given the significant expansion in the equity market’s valuation multiples, coupled with the declining impact of QE on corporate earnings and economic activity, we continue to expect the rate of return for the broader equity indices to moderate materially over the next three years.

Performance Results

For the 12 months ended December 31, 2013, Class A shares of Vaughan Nelson Value Opportunity Fund returned 41.22% at net asset value. The fund outperformed its benchmark, the Russell Midcap® Value Index, which returned 33.46%.

Explanation of Fund Performance

Stock selection drove the overwhelming majority of the portfolio’s performance over the past year with broad based expansion of price-to-earnings multiples, a common measure of valuation, providing a healthy tailwind. Cyclical stocks disproportionately benefited the portfolio due to their leverage to an economic recovery. The cyclical exposure stemmed from our team’s focus on company-specific valuations and fundamentals as opposed to any targeted sector exposure. Consequently, the portfolio was materially underweight in real estate investment trusts (REITs) and utilities because both sectors appeared overvalued. Industrials, financials, technology and consumer discretionary stocks were the biggest contributors to performance, while no single sector detracted from results.

|  16

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Stock selection drove returns in the industrials sector. Notable standouts included Towers Watson and United Rentals. Towers Watson began to earn market recognition for its health care exchange investments, as private exchanges are now a practical solution for employers to reduce healthcare costs. We sold the stock as expectations of broad private exchange proliferation were reflected in the stock price. United Rentals, the largest equipment rental company in the world, performed well in light of the economic recovery and the synergies gained from its acquisition of RSC. We believe that United Rentals should continue to benefit from the recovery in non-residential construction and from the industry trend toward rental versus owned equipment.

Stock selection stood out as a driver in the financials sector, with The Hartford and Huntington Bancshares making the most significant contributions to performance. The Hartford executed on a turnaround plan that included selling non-core businesses, placing the U.S. annuity business into run-off, refinancing high cost debt and returning cash to shareholders. The implementation of this plan improved shareholder returns, and the market rewarded Hartford shares with a higher valuation. Huntington Bancshares completed a small acquisition during the year and benefited from organic loan growth and better credit.

The technology sector detracted from relative performance during the year. The biggest detractor to relative performance was stock selection within software. Specifically Nuance Communications, a speech recognition software provider, performed poorly during the year due to weak international sales, sluggish Windows-based software sales, and due to a slowdown in its health care business. Further, the company lowered 2014 earnings guidance due to the company’s ongoing transition to on-demand offerings, which will require more investment than originally anticipated. While relative performance lagged the benchmark the portfolio benefitted from owning Avago Technologies and Fiserv, which were strong performers during the year. Avago, an analog semiconductor manufacturer, has benefitted from strong demand for its products in the wireless communications market, which represents fifty percent of the company’s revenue. The company is positioned to benefit from several secular trends including: increased penetration of smart phone handsets, increased complexity in handsets as we move to 4G/LTE, and stronger demand for technology and equipment within the industrial and auto markets. Fiserv is a provider of financial services technology including core bank processing systems, electronic payments products, mobile and internet banking solutions, and loan processing systems. The company has benefited from increased regulation within the financial services industry and from the trend to online banking.

In the consumer discretionary sector, Harman International and Delphi Automotive were the greatest contributors to performance. Harman International enjoyed success as its leadership in automotive “infotainment” coincided with higher auto sales. Additionally, the company’s profit margin profile continues to improve as its backlog is shifting toward standardized products as opposed to custom designs. Delphi Automotive is a supplier of electrical systems, safety products, powertrain systems and thermal management products. The company benefited from the recovery in auto sales.

17  |

Other notable performers during the year were Warner Chilcott, Valeant Pharmaceuticals and HCA Holdings in the health care sector and GNC Holdings and Rite Aid in the consumer staples sector. The greatest additions to sector weights were in consumer staples, industrials, materials and consumer discretionary. The largest reductions in sector weights were in financials, technology and energy. The fund’s financials exposure was primarily driven by our decision to avoid REITs because valuations looked stretched.

Outlook

Despite the rise in real interest rates, we continue to expect modest economic growth as the fiscal drags from government spending reductions will no longer be a headwind in 2014. The continued recovery in capital spending, residential construction, nonresidential construction and the elimination of the fiscal drags have the potential to drive real GDP growth between 2.5% and 3.5% in 2014. We believe the primary risks to this outlook would be a flare up in the European credit markets, a significant slowdown in China’s economic growth or instability emanating from Japanese credit markets. As we enter 2014, we believe the U.S. equity markets will rely less on Federal Reserve stimulus and more on individual company fundamentals. This will represent an incremental headwind to the broad averages, but will have varying effects across individual securities. There are still individual stocks that will perform well despite the lowered return expectations for the general market. This positive outlook continues to be stock-specific and not reflective of opportunities in specific industries or regions of the world.

Growth of $10,000 Investment in Class A Shares3

October 31, 2008 (inception) through December 31, 2013

See notes to chart on page 19.

|  18

Average Annual Total Returns — December 31, 20133

	1 Year	5 Year	Life of Class

			Class A/C/Y	Class N

Class A (Inception 10/31/08)
NAV	41.22%	20.07%	18.48%	—
With 5.75% Maximum Sales Charge	33.06	18.65	17.13	—

Class C (Inception 10/31/08)
NAV	40.13	19.19	17.61	—
With CDSC[1]	39.13	19.19	17.61	—

Class N (Inception 5/1/13)
NAV	—	—	—	24.70%

Class Y (Inception 10/31/08)
NAV	41.52	20.38	18.78	—

Comparative Performance
Russell Midcap® Value Index[2]	33.46	21.16	19.07	17.05

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

19  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

|  20

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2013 through December 31, 2013. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2013	ENDING ACCOUNT VALUE 12/31/2013	EXPENSES PAID DURING PERIOD* 7/1/2013 – 12/31/2013
Class A
Actual	$1,000.00	$1,128.00	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01
Class B
Actual	$1,000.00	$1,123.40	$10.28
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75
Class C
Actual	$1,000.00	$1,124.20	$10.33
Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80
Class Y
Actual	$1,000.00	$1,129.70	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

*	Expenses are equal to the Fund's annualized expense ratio: 1.18%, 1.92%, 1.93% and 0.93% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

21  |

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2013	ENDING ACCOUNT VALUE 12/31/2013	EXPENSES PAID DURING PERIOD* 7/1/2013 – 12/31/2013
Class A
Actual	$1,000.00	$1,192.20	$7.18
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Class B
Actual	$1,000.00	$1,187.30	$11.30
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
Class C
Actual	$1,000.00	$1,187.60	$11.30
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
Class Y
Actual	$1,000.00	$1,193.40	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*	Expenses are equal to the Fund's annualized expense ratio: 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2013	ENDING ACCOUNT VALUE 12/31/2013	EXPENSES PAID DURING PERIOD* 7/1/2013 – 12/31/2013
Class A
Actual	$1,000.00	$1,179.00	$7.91
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32
Class C
Actual	$1,000.00	$1,174.90	$12.01
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	$11.12

*	Expenses are equal to the Fund’s annualized expense ratio: 1.44% and 2.19% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  22

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2013	ENDING ACCOUNT VALUE 12/31/2013	EXPENSES PAID DURING PERIOD* 7/1/2013 – 12/31/2013
Class A
Actual	$1,000.00	$1,191.90	$7.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$7.02
Class B
Actual	$1,000.00	$1,188.00	$11.75
Hypothetical (5% return before expenses)	$1,000.00	$1,014.47	$10.82
Class C
Actual	$1,000.00	$1,187.50	$11.74
Hypothetical (5% return before expenses)	$1,000.00	$1,014.47	$10.82
Class Y
Actual	$1,000.00	$1,193.60	$6.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

*	Expenses are equal to the Fund's annualized expense ratio: 1.38%, 2.13%, 2.13% and 1.13% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2013	ENDING ACCOUNT VALUE 12/31/2013	EXPENSES PAID DURING PERIOD* 7/1/2013 – 12/31/2013
Class A
Actual	$1,000.00	$1,190.40	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46
Class C
Actual	$1,000.00	$1,185.60	$11.13
Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$10.26
Class N
Actual	$1,000.00	$1,191.30	$5.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19
Class Y
Actual	$1,000.00	$1,191.90	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.27%, 2.02%, 1.02% and 1.02% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

23  |

Portfolio of Investments – as of December 31, 2013

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)
Common Stocks — 99.3% of Net Assets
	Aerospace & Defense — 1.3%
55,000	Boeing Co. (The)	$7,506,950

	Airlines — 4.7%
990,000	Delta Air Lines, Inc.	27,195,300

	Automobiles — 8.7%
800,000	General Motors Co.(b)	32,696,000
145,000	Toyota Motor Corp., Sponsored ADR	17,678,400

		50,374,400

	Capital Markets — 17.4%
89,000	BlackRock, Inc.	28,165,830
2,330,000	Morgan Stanley	73,068,800

		101,234,630

	Computers & Peripherals — 5.5%
380,000	Western Digital Corp.	31,882,000

	Diversified Financial Services — 6.9%
765,000	Citigroup, Inc.	39,864,150

	Hotels, Restaurants & Leisure — 5.3%
160,000	Wynn Resorts Ltd.	31,073,600

	Household Durables — 17.0%
1,470,000	DR Horton, Inc.	32,810,400
810,000	Lennar Corp., Class A	32,043,600
920,000	Toll Brothers, Inc.(b)	34,040,000

		98,894,000

	Insurance — 4.8%
305,000	Prudential Financial, Inc.	28,127,100

	Internet & Catalog Retail — 5.3%
26,600	priceline.com, Inc.(b)	30,919,840

	Internet Software & Services — 5.8%
30,300	Google, Inc., Class A(b)	33,957,513

	IT Services — 7.2%
29,000	MasterCard, Inc., Class A	24,228,340
80,000	Visa, Inc., Class A	17,814,400

		42,042,740

	Semiconductors & Semiconductor Equipment — 4.5%
1,200,000	Micron Technology, Inc.(b)	26,112,000

	Tobacco — 4.9%
565,000	Lorillard, Inc.	28,634,200

	Total Common Stocks (Identified Cost $486,204,657)	577,818,423

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2013

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.8%
$10,675,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2013 at 0.000% to be repurchased at $10,675,000 on 1/02/2014 collateralized by $10,075,000 U.S. Treasury Note, 3.250% due 7/31/2016 valued at $10,893,594 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $10,675,000)	$10,675,000

	Total Investments — 101.1% (Identified Cost $496,879,657)(a)	588,493,423
	Other assets less liabilities — (1.1)%	(6,672,741)

	Net Assets — 100.0%	$581,820,682

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2013, the net unrealized appreciation on investments based on a cost of $497,291,038 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$91,657,972
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(455,587)

	Net unrealized appreciation	$91,202,385

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2013 (Unaudited)

Capital Markets	17.4%
Household Durables	17.0
Automobiles	8.7
IT Services	7.2
Diversified Financial Services	6.9
Internet Software & Services	5.8
Computers & Peripherals	5.5
Hotels, Restaurants & Leisure	5.3
Internet & Catalog Retail	5.3
Tobacco	4.9
Insurance	4.8
Airlines	4.7
Semiconductors & Semiconductor Equipment	4.5
Other Investments, less than 2% each	1.3
Short-Term Investments	1.8

Total Investments	101.1
Other assets less liabilities	(1.1)

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2013

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 95.2% of Net Assets
	Air Freight & Logistics — 3.6%
41,900	FedEx Corp.	$6,023,963

	Auto Components — 6.0%
33,800	Autoliv, Inc.	3,102,840
70,500	Delphi Automotive PLC	4,239,165
37,200	TRW Automotive Holdings Corp.(b)	2,767,308

		10,109,313

	Automobiles — 4.1%
167,900	General Motors Co.(b)	6,862,073

	Capital Markets — 8.8%
14,000	BlackRock, Inc.	4,430,580
89,600	Franklin Resources, Inc.	5,172,608
29,500	Goldman Sachs Group, Inc. (The)	5,229,170

		14,832,358

	Commercial Banks — 6.7%
76,600	US Bancorp	3,094,640
180,100	Wells Fargo & Co.	8,176,540

		11,271,180

	Consumer Finance — 2.4%
53,400	Capital One Financial Corp.	4,090,974

	Diversified Financial Services — 3.9%
113,800	JPMorgan Chase & Co.	6,655,024

	Electrical Equipment — 0.8%
10,800	Rockwell Automation, Inc.	1,276,128

	Energy Equipment & Services — 2.8%
60,500	National Oilwell Varco, Inc.	4,811,565

	Food Products — 1.8%
74,300	Unilever PLC, Sponsored ADR	3,061,160

	Health Care Equipment & Supplies — 1.0%
29,200	Medtronic, Inc.	1,675,788

	Hotels, Restaurants & Leisure — 6.2%
111,600	Marriott International, Inc., Class A	5,508,576
27,000	McDonald’s Corp.	2,619,810
29,900	Starwood Hotels & Resorts Worldwide, Inc.	2,375,555

		10,503,941

	Insurance — 6.8%
127,400	American International Group, Inc.	6,503,770
60,400	Aon PLC	5,066,956

		11,570,726

	Internet Software & Services — 1.1%
1,700	Google, Inc., Class A(b)	1,905,207

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2013

Harris Associates Large Cap Value Fund – (continued)

Shares	Description	Value (†)
	IT Services — 5.2%
5,400	MasterCard, Inc., Class A	$4,511,484
19,200	Visa, Inc., Class A	4,275,456

		8,786,940

	Machinery — 6.2%
28,600	Caterpillar, Inc.	2,597,166
18,100	Cummins, Inc.	2,551,557
64,700	Illinois Tool Works, Inc.	5,439,976

		10,588,699

	Media — 4.1%
83,800	Comcast Corp., Special Class A	4,179,944
37,200	Omnicom Group, Inc.	2,766,564

		6,946,508

	Multiline Retail — 1.1%
29,600	Family Dollar Stores, Inc.	1,923,112

	Oil, Gas & Consumable Fuels — 2.1%
35,300	ExxonMobil Corp.	3,572,360

	Road & Rail — 2.4%
23,900	Union Pacific Corp.	4,015,200

	Semiconductors & Semiconductor Equipment — 9.2%
301,400	Applied Materials, Inc.	5,331,766
242,100	Intel Corp.	6,284,916
57,000	Lam Research Corp.(b)	3,103,650
19,200	Texas Instruments, Inc.	843,072

		15,563,404

	Software — 3.6%
160,200	Oracle Corp.	6,129,252

	Specialty Retail — 4.2%
28,600	Advance Auto Parts, Inc.	3,165,448
29,900	CarMax, Inc.(b)	1,405,898
28,200	Tiffany & Co.	2,616,396

		7,187,742

	Textiles, Apparel & Luxury Goods — 1.1%
23,500	NIKE, Inc., Class B	1,848,040

	Total Common Stocks (Identified Cost $107,796,432)	161,210,657

Principal Amount
Short-Term Investments — 4.8%
$8,230,632	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2013 at 0.000% to be repurchased at $8,230,632 on 1/02/2014 collateralized by $8,505,000 U.S. Treasury Note, 0.625% due 5/31/2017 valued at $8,399,079 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,230,632)	8,230,632

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2013

Harris Associates Large Cap Value Fund – (continued)

	Description	Value (†)
	Total Investments — 100.0% (Identified Cost $116,027,064)(a)	$169,441,289
	Other assets less liabilities — (0.0)%	(38,909)

	Net Assets — 100.0%	$169,402,380

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2013, the net unrealized appreciation on investments based on a cost of $116,679,438 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$52,761,851
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	—

	Net unrealized appreciation	$52,761,851

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2013 (Unaudited)

Semiconductors & Semiconductor Equipment	9.2%
Capital Markets	8.8
Insurance	6.8
Commercial Banks	6.7
Machinery	6.2
Hotels, Restaurants & Leisure	6.2
Auto Components	6.0
IT Services	5.2
Specialty Retail	4.2
Media	4.1
Automobiles	4.1
Diversified Financial Services	3.9
Software	3.6
Air Freight & Logistics	3.6
Energy Equipment & Services	2.8
Consumer Finance	2.4
Road & Rail	2.4
Oil, Gas & Consumable Fuels	2.1
Other Investments, less than 2% each	6.9
Short-Term Investments	4.8

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2013

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 91.7% of Net Assets
	Australia — 4.9%
3,102,168	AMP Ltd.	$12,192,845
682,390	Orica Ltd.	14,592,039

		26,784,884

	Canada — 1.0%
153,000	Thomson Reuters Corp.	5,785,841

	France — 14.3%
228,842	BNP Paribas S.A.	17,851,335
23,500	Christian Dior S.A.	4,448,101
153,600	Danone S.A.	11,080,988
69,350	Kering	14,659,233
57,200	LVMH Moet Hennessy Louis Vuitton S.A.	10,450,092
99,800	Pernod-Ricard S.A.	11,370,326
51,729	Publicis Groupe S.A.	4,739,681
38,400	Sanofi	4,100,920

		78,700,676

	Germany — 11.0%
107,930	Allianz SE, (Registered)	19,419,376
110,000	Bayerische Motoren Werke AG	12,917,591
9,400	Continental AG	2,065,079
193,100	Daimler AG, (Registered)	16,758,072
107,000	SAP AG	9,279,206

		60,439,324

	Ireland — 2.0%
607,200	Experian PLC	11,216,412

	Israel — 0.8%
71,900	Check Point Software Technologies Ltd.(b)	4,638,988

	Italy — 3.4%
7,711,500	Intesa Sanpaolo SpA	18,967,973

	Japan — 11.1%
477,500	Canon, Inc.	15,236,259
1,163,000	Daiwa Securities Group, Inc.	11,648,073
3,500	FANUC Corp.	641,342
243,200	Honda Motor Co. Ltd.	10,038,591
30,000	Meitec Corp.	813,296
265,000	Olympus Corp.(b)	8,404,936
4,800	Omron Corp.	212,128
11,700	Secom Co. Ltd.	705,919
223,800	Toyota Motor Corp.	13,646,219

		61,346,763

	Korea — 1.0%
4,400	Samsung Electronics Co. Ltd.	5,733,407

	Netherlands — 7.3%
72,994	Akzo Nobel NV	5,660,385
1,299,400	CNH Industrial NV(b)	14,810,131
111,200	Heineken Holding NV	7,038,932

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2013

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	Netherlands — continued
306,200	Koninklijke Ahold NV	$5,502,761
195,089	Koninklijke Philips Electronics	7,183,402

		40,195,611

	Sweden — 4.1%
295,600	Atlas Copco AB, Series B	7,514,537
141,300	Hennes & Mauritz AB, Series B	6,507,775
322,800	SKF AB, Series B	8,465,554

		22,487,866

	Switzerland — 16.3%
89,900	Adecco S.A., (Registered)	7,136,862
115,200	Cie Financiere Richemont S.A., (Registered)	11,508,179
837,958	Credit Suisse Group AG, (Registered)	25,862,194
625	Geberit AG, (Registered)	189,613
3,580	Givaudan S.A., (Registered)	5,121,422
178,600	Holcim Ltd., (Registered)	13,352,964
83,300	Kuehne & Nagel International AG, (Registered)	10,948,898
145,500	Nestle S.A., (Registered)	10,663,698
61,200	Novartis AG, (Registered)	4,905,137
1,800	Schindler Holding AG	264,985

		89,953,952

	United Kingdom — 14.3%
383,400	Diageo PLC	12,705,329
393,800	GlaxoSmithKline PLC	10,521,339
9,820,300	Lloyds Banking Group PLC(b)	12,886,063
193,500	Schroders PLC	8,345,512
100	Schroders PLC, (Non Voting)	3,346
300,000	Smiths Group PLC	7,366,681
2,405,300	Tesco PLC	13,357,430
270,300	Willis Group Holdings PLC	12,112,143
10,796	Wolseley PLC	613,787
44,200	WPP PLC	1,012,354

		78,923,984

	United States — 0.2%
14,900	Signet Jewelers Ltd.	1,172,630

	Total Common Stocks (Identified Cost $462,251,426)	506,348,311

Principal Amount
Short-Term Investments — 9.3%
$51,123,893	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2013 at 0.000% to be repurchased at $51,123,893 on 01/02/2014 collateralized by $48,230,000 U.S. Treasury Note, 3.250% due 7/31/2016 valued at $52,148,688 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $51,123,893)	51,123,893

	Total Investments — 101.0% (Identified Cost $513,375,319)(a)	557,472,204
	Other assets less liabilities — (1.0)%	(5,643,904)

	Net Assets — 100.0%	$551,828,300

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2013

Natixis Oakmark International Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2013, the net unrealized appreciation on investments based on a cost of $514,843,814 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$45,828,169
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,199,779)

	Net unrealized appreciation	$42,628,390

(b)	Non-income producing security.

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	9/17/2014	Australian Dollar	9,100,000	$7,989,760	$19,150
Sell	6/18/2014	Swedish Krona	6,700,000	1,038,784	8
Sell	6/18/2014	Swedish Krona	37,200,000	5,767,574	(93,349)
Sell	3/19/2014	Swiss Franc	500,000	560,838	1,212
Sell	3/19/2014	Swiss Franc	24,390,000	27,357,694	(653,369)

Total					$(726,348)

1Counterparty is State Street Bank and Trust Company.

Industry Summary at December 31, 2013 (Unaudited)

Automobiles	9.7%
Commercial Banks	9.0
Capital Markets	8.3
Insurance	7.9
Textiles, Apparel & Luxury Goods	7.5
Machinery	5.8
Beverages	5.7
Chemicals	4.6
Food Products	3.9
Pharmaceuticals	3.5
Professional Services	3.5
Food & Staples Retailing	3.4
Office Electronics	2.8
Industrial Conglomerates	2.6
Software	2.5
Construction Materials	2.4
Media	2.1
Marine	2.0
Other Investments, less than 2% each	4.5
Short-Term Investments	9.3

Total Investments	101.0
Other assets less liabilities (including open forward foreign currency contracts)	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2013

Natixis Oakmark International Fund – (continued)

Currency Exposure Summary at December 31, 2013 (Unaudited)

Euro	36.0%
Swiss Franc	16.3
British Pound	14.1
United States Dollar	12.5
Japanese Yen	11.1
Australian Dollar	4.9
Swedish Krona	4.1
Other, less than 2% each	2.0

Total Investments	101.0
Other assets less liabilities (including open forward foreign currency contracts)	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2013

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 96.3% of Net Assets
	Aerospace & Defense — 1.5%
52,325	Esterline Technologies Corp.(b)	$5,335,057

	Building Products — 1.6%
65,700	Lennox International, Inc.	5,588,442

	Capital Markets — 2.9%
158,650	LPL Financial Holdings, Inc.	7,461,309
162,725	TCP Capital Corp.	2,730,526

		10,191,835

	Commercial Banks — 10.6%
122,400	Associated Banc-Corp	2,129,760
144,425	Capital Bank Financial Corp., Class A(b)	3,285,669
391,730	FirstMerit Corp.	8,708,158
138,800	Fulton Financial Corp.	1,815,504
108,750	Hancock Holding Co.	3,988,950
104,375	Prosperity Bancshares, Inc.	6,616,331
116,550	Union First Market Bankshares Corp.	2,891,605
241,800	Webster Financial Corp.	7,539,324

		36,975,301

	Commercial Services & Supplies — 2.4%
236,625	KAR Auction Services, Inc.	6,992,269
36,400	McGrath Rentcorp	1,448,720

		8,440,989

	Communications Equipment — 0.5%
127,450	Ixia(b)	1,696,360

	Construction & Engineering — 1.7%
186,325	MasTec, Inc.(b)	6,096,554

	Consumer Finance — 1.2%
70,250	First Cash Financial Services, Inc.(b)	4,344,260

	Containers & Packaging — 4.7%
590,225	Graphic Packaging Holding Co.(b)	5,666,160
71,225	Packaging Corp. of America	4,507,118
128,375	Silgan Holdings, Inc.	6,164,567

		16,337,845

	Diversified Consumer Services — 1.4%
165,275	Hillenbrand, Inc.	4,862,390

	Electrical Equipment — 0.9%
116,275	Thermon Group Holdings, Inc.(b)	3,177,796

	Electronic Equipment, Instruments & Components — 1.8%
68,950	Littelfuse, Inc.	6,407,523

	Energy Equipment & Services — 3.3%
104,575	Atwood Oceanics, Inc.(b)	5,583,259
207,200	Forum Energy Technologies, Inc.(b)	5,855,472

		11,438,731

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2013

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Food & Staples Retailing — 1.0%
711,375	Rite Aid Corp.(b)	$3,599,558

	Gas Utilities — 1.2%
90,775	Atmos Energy Corp.	4,123,001

	Health Care Equipment & Supplies — 3.8%
125,775	Integra LifeSciences Holdings Corp.(b)	6,000,725
19,675	Sirona Dental Systems, Inc.(b)	1,381,185
62,950	Teleflex, Inc.	5,908,487

		13,290,397

	Health Care Providers & Services — 1.9%
116,875	Community Health Systems, Inc.(b)	4,589,681
41,525	LifePoint Hospitals, Inc.(b)	2,194,181

		6,783,862

	Health Care Technology — 1.3%
223,900	MedAssets, Inc.(b)	4,439,937

	Hotels, Restaurants & Leisure — 1.3%
90,575	Jack in the Box, Inc.(b)	4,530,561

	Household Durables — 2.8%
102,800	Harman International Industries, Inc.	8,414,180
33,875	Ryland Group, Inc. (The)	1,470,514

		9,884,694

	Insurance — 8.2%
161,425	American Equity Investment Life Holding Co.	4,258,391
117,350	Aspen Insurance Holdings Ltd.	4,847,728
336,275	CNO Financial Group, Inc.	5,948,705
160,762	HCC Insurance Holdings, Inc.	7,417,559
237,175	Maiden Holdings Ltd.	2,592,323
59,250	Platinum Underwriters Holdings Ltd.	3,630,840

		28,695,546

	IT Services — 4.0%
168,875	Broadridge Financial Solutions, Inc.	6,673,940
91,100	EPAM Systems, Inc.(b)	3,183,034
72,075	Jack Henry & Associates, Inc.	4,267,561

		14,124,535

	Machinery — 2.4%
131,525	Actuant Corp., Class A	4,819,076
303,025	Wabash National Corp.(b)	3,742,359

		8,561,435

	Metals & Mining — 1.7%
63,950	Globe Specialty Metals, Inc.	1,151,739
63,400	Reliance Steel & Aluminum Co.	4,808,256

		5,959,995

	Oil, Gas & Consumable Fuels — 2.2%
163,114	Oasis Petroleum, Inc.(b)	7,661,465

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2013

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Paper & Forest Products — 0.8%
56,750	Clearwater Paper Corp.(b)	$2,979,375

	Personal Products — 0.9%
87,925	Elizabeth Arden, Inc.(b)	3,116,941

	Professional Services — 1.2%
121,525	ICF International, Inc.(b)	4,218,133

	REITs - Hotels — 0.8%
473,275	Hersha Hospitality Trust	2,636,142

	REITs - Office Property — 0.6%
62,875	Highwoods Properties, Inc.	2,274,189

	REITs - Shopping Centers — 0.9%
272,975	Excel Trust, Inc.	3,109,185

	Road & Rail — 1.4%
62,275	Celadon Group, Inc.	1,213,117
94,350	Con-way, Inc.	3,746,638

		4,959,755

	Semiconductors & Semiconductor Equipment — 2.0%
246,200	Skyworks Solutions, Inc.(b)	7,031,472

	Software — 8.4%
91,100	ACI Worldwide, Inc.(b)	5,921,500
83,600	BroadSoft, Inc.(b)	2,285,624
52,525	Ellie Mae, Inc.(b)	1,411,347
97,150	Fair Isaac Corp.	6,104,906
172,125	SS&C Technologies Holdings, Inc.(b)	7,618,252
142,625	Verint Systems, Inc.(b)	6,124,318

		29,465,947

	Specialty Retail — 8.2%
141,697	Aaron’s, Inc.	4,165,892
56,825	Abercrombie & Fitch Co., Class A	1,870,111
251,800	Chico’s FAS, Inc.	4,743,912
94,225	GNC Holdings, Inc., Class A	5,507,451
84,600	Group 1 Automotive, Inc.	6,008,292
123,050	Men’s Wearhouse, Inc. (The)	6,285,394

		28,581,052

	Textiles, Apparel & Luxury Goods — 1.1%
108,400	Wolverine World Wide, Inc.	3,681,264

	Trading Companies & Distributors — 3.7%
39,500	DXP Enterprises, Inc.(b)	4,550,400
53,000	United Rentals, Inc.(b)	4,131,350
46,125	WESCO International, Inc.(b)	4,200,604

		12,882,354

	Total Common Stocks (Identified Cost $249,563,234)	337,483,878

Closed-End Investment Companies — 2.4%
464,975	Ares Capital Corp. (Identified Cost $7,448,797)	8,262,606

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2013

Vaughan Nelson Small Cap Value Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.2%
$4,393,645	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2013 at 0.000% to be repurchased at $4,393,645 on 1/02/2014 collateralized by $4,660,000 Federal National Mortgage Association, Zero Coupon due 6/01/2017 valued at $4,485,250 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,393,645)	$4,393,645

	Total Investments — 99.9% (Identified Cost $261,405,676)(a)	350,140,129
	Other assets less liabilities — 0.1%	203,089

	Net Assets — 100.0%	$350,343,218

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2013, the net unrealized appreciation on investments based on a cost of $262,746,874 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$89,928,935
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,535,680)

	Net unrealized appreciation	$87,393,255

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2013 (Unaudited)

Commercial Banks	10.6%
Software	8.4
Insurance	8.2
Specialty Retail	8.2
Containers & Packaging	4.7
IT Services	4.0
Health Care Equipment & Supplies	3.8
Trading Companies & Distributors	3.7
Energy Equipment & Services	3.3
Capital Markets	2.9
Household Durables	2.8
Machinery	2.4
Commercial Services & Supplies	2.4
Closed End Investment Companies	2.4
Oil, Gas & Consumable Fuels	2.2
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	26.7
Short-Term Investments	1.2

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2013

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 96.6% of Net Assets
	Aerospace & Defense — 1.2%
62,775	B/E Aerospace, Inc.(b)	$5,463,308

	Auto Components — 2.3%
98,650	Delphi Automotive PLC	5,931,825
80,725	Tenneco, Inc.(b)	4,566,613

		10,498,438

	Capital Markets — 1.3%
165,925	SEI Investments Co.	5,762,575

	Chemicals — 4.0%
42,275	Airgas, Inc.	4,728,459
91,625	FMC Corp.	6,914,022
89,050	Rockwood Holdings, Inc.	6,404,476

		18,046,957

	Commercial Banks — 7.0%
116,600	CIT Group, Inc.	6,078,358
329,300	Fifth Third Bancorp	6,925,179
555,450	First Niagara Financial Group, Inc.	5,898,879
717,525	Huntington Bancshares, Inc.	6,924,116
548,400	Regions Financial Corp.	5,423,676

		31,250,208

	Commercial Services & Supplies — 0.9%
131,975	KAR Auction Services, Inc.	3,899,861

	Computers & Peripherals — 2.1%
279,975	NCR Corp.(b)	9,535,949

	Construction & Engineering — 1.5%
213,975	Quanta Services, Inc.(b)	6,753,051

	Containers & Packaging — 5.9%
193,475	Crown Holdings, Inc.(b)	8,623,181
852,075	Graphic Packaging Holding Co.(b)	8,179,920
170,425	Owens-Illinois, Inc.(b)	6,097,806
58,950	Packaging Corp. of America	3,730,356

		26,631,263

	Energy Equipment & Services — 3.9%
137,100	Atwood Oceanics, Inc.(b)	7,319,769
50,600	Helmerich & Payne, Inc.	4,254,448
224,875	Superior Energy Services, Inc.(b)	5,983,924

		17,558,141

	Food & Staples Retailing — 1.2%
1,076,925	Rite Aid Corp.(b)	5,449,241

	Food Products — 1.1%
71,100	Ingredion, Inc.	4,867,506

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2013

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 3.8%
192,200	Community Health Systems, Inc.(b)	$7,547,694
196,050	HCA Holdings, Inc.(b)	9,353,546

		16,901,240

	Health Care Technology — 1.4%
322,250	MedAssets, Inc.(b)	6,390,218

	Household Durables — 3.4%
115,325	Harman International Industries, Inc.	9,439,351
144,150	Lennar Corp., Class A	5,702,574

		15,141,925

	Household Products — 0.5%
32,675	Spectrum Brands Holdings, Inc.	2,305,221

	Insurance — 7.3%
213,975	First American Financial Corp.	6,034,095
233,200	Hartford Financial Services Group, Inc. (The)	8,448,836
85,200	Reinsurance Group of America, Inc., Class A	6,595,332
56,375	RenaissanceRe Holdings Ltd.	5,487,543
153,750	Validus Holdings Ltd.	6,194,587

		32,760,393

	Internet & Catalog Retail — 1.6%
117,875	HSN, Inc.	7,343,613

	Internet Software & Services — 1.8%
116,600	IAC/InterActiveCorp	8,009,254

	IT Services — 3.4%
128,775	Fiserv, Inc.(b)	7,604,164
115,325	Global Payments, Inc.	7,494,972

		15,099,136

	Machinery — 4.4%
58,950	Flowserve Corp.	4,647,028
103,150	Navistar International Corp.(b)	3,939,299
87,775	Pentair Ltd. (Registered)	6,817,484
41,000	Snap-on, Inc.	4,490,320

		19,894,131

	Media — 1.5%
96,100	AMC Networks, Inc., Class A(b)	6,545,371

	Metals & Mining — 5.3%
126,200	Carpenter Technology Corp.	7,849,640
417,075	Constellium NV, Class A(b)	9,705,335
85,200	Reliance Steel & Aluminum Co.	6,461,568

		24,016,543

	Oil, Gas & Consumable Fuels — 2.6%
91,625	Noble Energy, Inc.	6,240,579
30,100	Pioneer Natural Resources Co.	5,540,507

		11,781,086

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2013

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Personal Products — 1.2%
148,000	Elizabeth Arden, Inc.(b)	$5,246,600

	Pharmaceuticals — 3.0%
36,877	Actavis PLC(b)	6,195,336
62,186	Valeant Pharmaceuticals International, Inc.(b)	7,300,636

		13,495,972

	Road & Rail — 3.5%
144,150	Con-way, Inc.	5,724,197
348,525	Hertz Global Holdings, Inc.(b)	9,974,785

		15,698,982

	Semiconductors & Semiconductor Equipment — 4.6%
116,600	Avago Technologies Ltd.	6,166,974
301,750	Micron Technology, Inc.(b)	6,566,080
283,800	Skyworks Solutions, Inc.(b)	8,105,328

		20,838,382

	Software — 4.0%
105,700	Check Point Software Technologies Ltd.(b)	6,819,764
295,975	Nuance Communications, Inc.(b)	4,498,820
331,850	Rovi Corp.(b)	6,534,126

		17,852,710

	Specialty Retail — 5.0%
168,500	Abercrombie & Fitch Co., Class A	5,545,335
142,875	GNC Holdings, Inc., Class A	8,351,044
134,525	Rent-A-Center, Inc.	4,485,063
51,900	Signet Jewelers Ltd.	4,084,530

		22,465,972

	Textiles, Apparel & Luxury Goods — 1.5%
50,600	PVH Corp.	6,882,612

	Trading Companies & Distributors — 4.4%
238,975	MRC Global, Inc.(b)	7,709,333
96,100	United Rentals, Inc.(b)	7,490,995
49,325	WESCO International, Inc.(b)	4,492,028

		19,692,356

	Total Common Stocks (Identified Cost $344,499,269)	434,078,215

Closed-End Investment Companies — 1.6%
392,075	Ares Capital Corp. (Identified Cost $6,482,848)	6,967,173

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2013

Vaughan Nelson Value Opportunity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 2.7%
$12,338,308	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2013 at 0.000% to be repurchased at $12,338,308 on 1/02/2014 collateralized by $13,080,000 Federal National Mortgage Association, Zero Coupon due 6/01/2017 valued at $12,589,500 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $12,338,308)	$12,338,308

	Total Investments — 100.9% (Identified Cost $363,320,425)(a)	453,383,696
	Other assets less liabilities — (0.9)%	(3,840,454)

	Net Assets — 100.0%	$449,543,242

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2013, the net unrealized appreciation on investments based on a cost of $364,589,128 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$94,677,067
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,882,499)

	Net unrealized appreciation	$88,794,568

(b)	Non-income producing security.

Industry Summary at December 31, 2013 (Unaudited)

Insurance	7.3%
Commercial Banks	7.0
Containers & Packaging	5.9
Metals & Mining	5.3
Specialty Retail	5.0
Semiconductors & Semiconductor Equipment	4.6
Machinery	4.4
Trading Companies & Distributors	4.4
Chemicals	4.0
Software	4.0
Energy Equipment & Services	3.9
Health Care Providers & Services	3.8
Road & Rail	3.5
Household Durables	3.4
IT Services	3.4
Pharmaceuticals	3.0
Oil, Gas & Consumable Fuels	2.6
Auto Components	2.3
Computers & Peripherals	2.1
Other Investments, less than 2% each	18.3
Short-Term Investments	2.7

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Statements of Assets and Liabilities

December 31, 2013

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Oakmark International Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$496,879,657	$116,027,064	$513,375,319	$261,405,676	$363,320,425
Net unrealized appreciation	91,613,766	53,414,225	44,096,885	88,734,453	90,063,271

Investments at value	588,493,423	169,441,289	557,472,204	350,140,129	453,383,696
Cash	3,450	—	—	197,495	166,174
Foreign currency at value (identified cost $0, $0, $173, $0 and $0)	—	—	173	—	—
Receivable for Fund shares sold	58,498	290,765	14,263,436	218,546	3,069,660
Receivable for securities sold	9,175,780	223,777	112,795	348,453	—
Dividends receivable	198,375	144,877	569,057	330,033	296,721
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	20,370	—	—
Tax reclaims receivable	—	—	124,097	—	—

TOTAL ASSETS	597,929,526	170,100,708	572,562,132	351,234,656	456,916,251

LIABILITIES
Payable for securities purchased	12,060,716	—	18,115,790	—	6,380,187
Payable for Fund shares redeemed	2,621,454	18,587	1,258,405	302,178	543,845
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	746,718	—	—
Management fees payable (Note 6)	347,546	100,158	457,476	267,335	290,881
Deferred Trustees’ fees (Note 6)	899,985	472,053	29,006	215,121	57,126
Administrative fees payable (Note 6)	21,504	6,148	18,432	13,065	15,992
Payable to distributor (Note 6d)	2,644	719	3,793	3,213	3,878
Other accounts payable and accrued expenses	154,995	100,663	104,212	90,526	81,100

TOTAL LIABILITIES	16,108,844	698,328	20,733,832	891,438	7,373,009

NET ASSETS	$581,820,682	$169,402,380	$551,828,300	$350,343,218	$449,543,242

NET ASSETS CONSIST OF:
Paid-in capital	$474,358,487	$112,816,158	$507,910,164	$252,353,001	$355,310,377
Undistributed (Distributions in excess of) net investment income	(899,985)	(472,053)	844,145	(213,083)	(57,126)
Accumulated net realized gain (loss) on investments and foreign currency transactions	16,748,414	3,644,050	(294,570)	9,468,847	4,226,720
Net unrealized appreciation on investments and foreign currency translations	91,613,766	53,414,225	43,368,561	88,734,453	90,063,271

NET ASSETS	$581,820,682	$169,402,380	$551,828,300	$350,343,218	$449,543,242

See accompanying notes to financial statements.

41  |

Statements of Assets and Liabilities (continued)

December 31, 2013

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Oakmark International Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$493,102,202	$145,270,297	$314,578,665	$152,791,916	$67,716,268

Shares of beneficial interest	43,032,090	6,787,540	22,901,357	6,838,052	3,282,582

Net asset value and redemption price per share	$11.46	$21.40	$13.74	$22.34	$20.63

Offering price per share (100/94.25 of net asset value) (Note 1)	$12.16	$22.71	$14.58	$23.70	$21.89

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,205,318	$1,531,723	$—	$2,238,963	$—

Shares of beneficial interest	221,025	78,260	—	127,030	—

Net asset value and offering price per share	$9.98	$19.57	$—	$17.63	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$36,417,287	$8,424,812	$237,249,635	$31,475,936	$21,005,498

Shares of beneficial interest	3,676,584	432,527	17,532,615	1,787,430	1,046,535

Net asset value and offering price per share	$9.91	$19.48	$13.53	$17.61	$20.07

Class N shares:
Net assets	$—	$—	$—	$—	$1,247

Shares of beneficial interest	—	—	—	—	60

Net asset value, offering and redemption price per share	$—	$—	$—	$—	$20.76	*

Class Y shares:
Net assets	$50,095,875	$14,175,548	$—	$163,836,403	$360,820,229

Shares of beneficial interest	4,235,723	639,619	—	7,207,873	17,361,782

Net asset value, offering and redemption price per share	$11.83	$22.16	$—	$22.73	$20.78

*	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

|  42

Statements of Operations

For the Year Ended December 31, 2013

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$5,760,050	$2,468,763	$4,839,589
Interest	363	255	3,938
Less net foreign taxes withheld	(101,133)	(1,871)	(373,838)

	5,659,280	2,467,147	4,469,689

Expenses
Management fees (Note 6)	4,052,633	1,064,864	1,891,496
Service and distribution fees (Note 6)	1,586,068	410,771	1,397,724
Administrative fees (Note 6)	251,461	67,152	98,162
Trustees’ fees and expenses (Note 6)	169,857	90,909	24,758
Transfer agent fees and expenses (Note 6)	529,170	214,131	173,056
Audit and tax services fees	48,828	43,537	44,709
Custodian fees and expenses	27,643	21,877	207,472
Legal fees	7,460	1,941	1,972
Registration fees	65,249	65,038	68,121
Shareholder reporting expenses	36,051	11,562	21,655
Miscellaneous expenses	23,810	13,986	23,531

Total expenses	6,798,230	2,005,768	3,952,656
Fee/expense recovery (Note 6)	—	2,299	101,206

Net expenses	6,798,230	2,008,067	4,053,862

Net investment income (loss)	(1,138,950)	459,080	415,827

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	98,423,009	16,250,184	9,808,782
Foreign currency transactions	874	—	1,592,426
Net change in unrealized appreciation (depreciation) on:
Investments	46,132,544	32,080,893	37,675,478
Foreign currency translations	—	—	(1,078,978)

Net realized and unrealized gain on investments and foreign currency transactions	144,556,427	48,331,077	47,997,708

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$143,417,477	$48,790,157	$48,413,535

See accompanying notes to financial statements.

43  |

Statements of Operations (continued)

For the Year Ended December 31, 2013

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$5,827,956 (a)	$3,525,745
Interest	269	215
Less net foreign taxes withheld	(3,715)	—

	5,824,510	3,525,960

Expenses
Management fees (Note 6)	3,031,921	2,480,359
Service and distribution fees (Note 6)	696,361	218,949
Administrative fees (Note 6)	148,719	136,839
Trustees’ fees and expenses (Note 6)	56,539	30,420
Transfer agent fees and expenses (Note 6)	408,918	284,955
Audit and tax services fees	41,527	40,306
Custodian fees and expenses	27,677	32,425
Legal fees	4,228	3,580
Registration fees	59,987	92,586
Shareholder reporting expenses	38,123	45,628
Miscellaneous expenses	20,450	18,802

Total expenses	4,534,450	3,384,849
Less waiver and/or expense reimbursement (Note 6)	—	(20)

Net expenses	4,534,450	3,384,829

Net investment income	1,290,060	141,131

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	58,527,993	26,959,140
Foreign currency transactions	(7)	—
Net change in unrealized appreciation (depreciation) on:
Investments	50,817,080	76,536,470

Net realized and unrealized gain on investments and foreign currency transactions	109,345,066	103,495,610

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,635,126	$103,636,741

(a)	Includes a non-recurring dividend of $1,084,329.

See accompanying notes to financial statements.

|  44

Statements of Changes in Net Assets

	CGM Advisor Targeted Equity Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(1,138,950)	$4,315,207
Net realized gain on investments and foreign currency transactions	98,423,883	47,298,215
Net change in unrealized appreciation (depreciation) on investments	46,132,544	31,061,066

Net increase in net assets resulting from operations	143,417,477	82,674,488

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(4,304)	(3,813,264)
Class B	(97)	(610)
Class C	(360)	(31,566)
Class Y	(464)	(557,124)
Net realized capital gains
Class A	(64,422,015)	(19,506,253)
Class B	(319,115)	(170,718)
Class C	(5,418,797)	(1,766,210)
Class Y	(6,313,726)	(2,163,006)

Total distributions	(76,478,878)	(28,008,751)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(11,961,194)	(140,868,009)

Net increase (decrease) in net assets	54,977,405	(86,202,272)
NET ASSETS
Beginning of the year	526,843,277	613,045,549

End of the year	$581,820,682	$526,843,277

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(899,985)	$(765,786)

See accompanying notes to financial statements.

45  |

Statements of Changes in Net Assets (continued)

	Harris Associates Large Cap Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$459,080	$996,366
Net realized gain on investments	16,250,184	3,988,484
Net change in unrealized appreciation (depreciation) on investments	32,080,893	15,718,145

Net increase in net assets resulting from operations	48,790,157	20,702,995

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(432,563)	(913,298)
Class C	—	(8,756)
Class Y	(70,778)	(122,737)
Net realized capital gains
Class A	(4,641,585)	—
Class B	(53,345)	—
Class C	(294,950)	—
Class Y	(435,710)	—

Total distributions	(5,928,931)	(1,044,791)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(7,589,261)	(10,081,022)

Net increase in net assets	35,271,965	9,577,182
NET ASSETS
Beginning of the year	134,130,415	124,553,233

End of the year	$169,402,380	$134,130,415

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(472,053)	$(405,387)

See accompanying notes to financial statements.

|  46

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$415,827	$598,170
Net realized gain (loss) on investments and foreign currency transactions	11,401,208	(573,920)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	36,596,500	13,239,495

Net increase in net assets resulting from operations	48,413,535	13,263,745

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,179,127)	(784,779)
Class C	(154,136)	(464,918)
Net realized capital gains
Class A	(3,755,164)	—
Class C	(2,995,185)	—

Total distributions	(8,083,612)	(1,249,697)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	441,801,535	10,329,896

Net increase in net assets	482,131,458	22,343,944
NET ASSETS
Beginning of the year	69,696,842	47,352,898

End of the year	$551,828,300	$69,696,842

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$844,145	$(84,170)

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$1,290,060	$2,665,810
Net realized gain on investments and foreign currency transactions	58,527,986	25,929,887
Net change in unrealized appreciation (depreciation) on investments	50,817,080	24,173,221

Net increase in net assets resulting from operations	110,635,126	52,768,918

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(368,339)	(1,095,844)
Class B	(812)	—
Class C	(8,031)	(23,674)
Class Y	(821,635)	(1,287,864)
Net realized capital gains
Class A	(23,147,106)	(11,383,253)
Class B	(433,209)	(256,797)
Class C	(5,802,683)	(2,136,731)
Class Y	(25,293,191)	(8,612,912)

Total distributions	(55,875,006)	(24,797,075)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(27,872,472)	(98,018,043)

Net increase (decrease) in net assets	26,887,648	(70,046,200)
NET ASSETS
Beginning of the year	323,455,570	393,501,770

End of the year	$350,343,218	$323,455,570

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(213,083)	$(129,472)

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$141,131	$2,073,764
Net realized gain on investments	26,959,140	6,478,478
Net change in unrealized appreciation (depreciation) on investments	76,536,470	14,399,847

Net increase in net assets resulting from operations	103,636,741	22,952,089

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(246,978)
Class C	—	(7,944)
Class N	(1)	—
Class Y	(163,927)	(1,789,205)
Net realized capital gains
Class A	(3,567,518)	(707,026)
Class C	(1,069,705)	(78,628)
Class N	(60)	—
Class Y	(18,839,663)	(4,019,631)

Total distributions	(23,640,874)	(6,849,412)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	174,487,517	46,408,042

Net increase in net assets	254,483,384	62,510,719
NET ASSETS
Beginning of the year	195,059,858	132,549,139

End of the year	$449,543,242	$195,059,858

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(57,126)	$(40,624)

See accompanying notes to financial statements.

49  |

This Page Intentionally Left Blank

|  50

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2013	$10.23	$(0.02)		$2.94	$2.92	$(0.00)	$(1.69)	$(1.69)
12/31/2012	9.36	0.08	(g)	1.36	1.44	(0.09)	(0.48)	(0.57)
12/31/2011	11.12	0.05		(1.76)	(1.71)	(0.05)	—	(0.05)
12/31/2010	9.54	0.05	(h)	1.58	1.63	(0.05)	—	(0.05)
12/31/2009	7.66	0.05		1.88	1.93	(0.05)	—	(0.05)
Class B
12/31/2013	9.15	(0.10)		2.62	2.52	(0.00)	(1.69)	(1.69)
12/31/2012	8.41	(0.00	)(g)	1.22	1.22	(0.00)	(0.48)	(0.48)
12/31/2011	10.01	(0.03)		(1.57)	(1.60)	—	—	—
12/31/2010	8.61	(0.02	)(h)	1.42	1.40	(0.00)	—	(0.00)
12/31/2009	6.92	(0.01)		1.70	1.69	—	—	—
Class C
12/31/2013	9.09	(0.10)		2.61	2.51	(0.00)	(1.69)	(1.69)
12/31/2012	8.37	(0.00	)(g)	1.20	1.20	(0.00)	(0.48)	(0.48)
12/31/2011	9.96	(0.03)		(1.56)	(1.59)	—	—	—
12/31/2010	8.57	(0.02	)(h)	1.41	1.39	(0.00)	—	(0.00)
12/31/2009	6.89	(0.01)		1.69	1.68	(0.00)	—	(0.00)
Class Y
12/31/2013	10.49	0.01		3.02	3.03	(0.00)	(1.69)	(1.69)
12/31/2012	9.59	0.11	(g)	1.39	1.50	(0.12)	(0.48)	(0.60)
12/31/2011	11.40	0.07		(1.80)	(1.73)	(0.08)	—	(0.08)
12/31/2010	9.78	0.07	(h)	1.63	1.70	(0.08)	—	(0.08)
12/31/2009	7.84	0.06		1.96	2.02	(0.08)	—	(0.08)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

51  |

				Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$11.46	29.01		$493,102	1.17	1.17	(0.17)		205
10.23	15.44	(g)	438,288	1.18	1.18	0.78	(g)	192
9.36	(15.36)		503,330	1.13	1.13	0.45		236
11.12	17.14		753,518	1.16	1.16	0.52	(h)	146
9.54	25.19		693,386	1.19	1.19	0.69		170

9.98	28.06		2,205	1.91	1.91	(0.94)		205
9.15	14.54	(g)	3,447	1.93	1.93	(0.05	)(g)	192
8.41	(15.98)		5,296	1.88	1.88	(0.32)		236
10.01	16.26		9,934	1.91	1.91	(0.28	)(h)	146
8.61	24.42		12,401	1.94	1.94	(0.11)		170

9.91	28.13		36,417	1.91	1.91	(0.92)		205
9.09	14.45	(g)	35,225	1.93	1.93	(0.02	)(g)	192
8.37	(15.96)		47,416	1.88	1.88	(0.32)		236
9.96	16.22		81,291	1.91	1.91	(0.23	)(h)	146
8.57	24.42		75,098	1.95	1.95	(0.14)		170

11.83	29.34		50,096	0.91	0.91	0.08		205
10.49	15.69	(g)	49,884	0.93	0.93	1.02	(g)	192
9.59	(15.16)		57,003	0.87	0.87	0.62		236
11.40	17.39		137,631	0.91	0.91	0.69	(h)	146
9.78	25.75		265,441	0.94	0.94	0.64		170

(g)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A, Class B, Class C and Class Y shares, respectively, total returns would have been 14.81%, 13.83%, 13.86% and 14.96% for Class A, Class B, Class C and Class Y shares, respectively and the ratios of net investment income (loss) to average net assets would have been 0.21%, (0.56)%, (0.55)% and 0.47% for Class A, Class B, Class C and Class Y shares, respectively.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.53)%, (0.52)% and 0.48% for Class A, Class B, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
12/31/2013	$16.09	$0.06		$6.03	$6.09	$(0.07)	$(0.71)	$(0.78)
12/31/2012	13.86	0.12		2.24	2.36	(0.13)	—	(0.13)
12/31/2011	14.17	0.08		(0.30)	(0.22)	(0.09)	—	(0.09)
12/31/2010	12.58	0.05		1.60	1.65	(0.06)	—	(0.06)
12/31/2009	8.77	0.05	(i)	3.81	3.86	(0.05)	—	(0.05)
Class B
12/31/2013	14.83	(0.07)		5.52	5.45	—	(0.71)	(0.71)
12/31/2012	12.76	(0.01)		2.08	2.07	—	—	—
12/31/2011	13.07	(0.03)		(0.28)	(0.31)	(0.00)	—	(0.00)
12/31/2010	11.65	(0.05)		1.48	1.43	(0.01)	—	(0.01)
12/31/2009	8.16	(0.02	)(i)	3.52	3.50	(0.01)	—	(0.01)
Class C
12/31/2013	14.75	(0.07)		5.51	5.44	—	(0.71)	(0.71)
12/31/2012	12.72	0.00		2.05	2.05	(0.02)	—	(0.02)
12/31/2011	13.02	(0.03)		(0.27)	(0.30)	(0.00)	—	(0.00)
12/31/2010	11.61	(0.05)		1.47	1.42	(0.01)	—	(0.01)
12/31/2009	8.13	(0.02	)(i)	3.51	3.49	(0.01)	—	(0.01)
Class Y
12/31/2013	16.63	0.11		6.24	6.35	(0.11)	(0.71)	(0.82)
12/31/2012	14.32	0.17		2.31	2.48	(0.17)	—	(0.17)
12/31/2011	14.65	0.12		(0.33)	(0.21)	(0.12)	—	(0.12)
12/31/2010	12.99	0.08		1.67	1.75	(0.09)	—	(0.09)
12/31/2009	9.05	0.08	(i)	3.93	4.01	(0.07)	—	(0.07)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Includes a non-recurring dividend of $0.01 per share.

See accompanying notes to financial statements.

53  |

				Ratios to Average Net Assets:

Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$21.40	37.82	$145,270	1.30	(g)	1.30	(g)	0.33	29
—	16.09	17.03	113,870	1.30		1.33		0.77	25
—	13.86	(1.56)	107,978	1.30	(h)	1.30	(h)	0.57	36
—	14.17	13.08	118,938	1.30		1.39		0.36	32
0.00	12.58	44.03	113,309	1.30		1.50		0.53	131

—	19.57	36.75	1,532	2.05	(g)	2.05	(g)	(0.43)	29
—	14.83	16.22	2,145	2.05		2.08		(0.04)	25
—	12.76	(2.34)	3,341	2.05	(h)	2.05	(h)	(0.21)	36
—	13.07	12.31	5,614	2.05		2.13		(0.40)	32
0.00	11.65	42.88	7,864	2.05		2.25		(0.22)	131

—	19.48	36.88	8,425	2.05	(g)	2.05	(g)	(0.42)	29
—	14.75	16.13	6,016	2.05		2.08		0.02	25
—	12.72	(2.28)	5,667	2.05	(h)	2.05	(h)	(0.19)	36
—	13.02	12.26	7,399	2.05		2.14		(0.39)	32
0.00	11.61	42.91	7,208	2.05		2.25		(0.22)	131

—	22.16	38.21	14,176	1.05	(g)	1.05	(g)	0.54	29
—	16.63	17.33	12,100	1.05		1.09		1.04	25
—	14.32	(1.40)	7,567	1.05	(h)	1.05	(h)	0.80	36
—	14.65	13.47	9,586	1.05		1.14		0.61	32
0.00	12.99	44.39	7,450	1.05		1.12		0.77	131

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains (b)	Total distributions (b)
NATIXIS OAKMARK INTERNATIONAL FUND
Class A
12/31/2013	$10.94	$0.07		$2.99	$3.06	$(0.08)	$(0.18)	$(0.26)
12/31/2012	8.68	0.14		2.35	2.49	(0.23)	—	(0.23)
12/31/2011	10.16	0.09	(h)	(1.57)	(1.48)	(0.00)	(0.00)	(0.00)
12/31/2010(i)	10.00	0.00		0.16	0.16	(0.00)	—	(0.00)
Class C
12/31/2013	10.82	(0.02)		2.94	2.92	(0.03)	(0.18)	(0.21)
12/31/2012	8.61	0.06		2.34	2.40	(0.19)	—	(0.19)
12/31/2011	10.15	0.02	(h)	(1.56)	(1.54)	(0.00)	(0.00)	(0.00)
12/31/2010(i)	10.00	(0.00)		0.15	0.15	(0.00)	—	(0.00)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.05% and 0.04% for Class A and Class C, respectively.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08 and $0.01 for Class A and Class C shares, respectively, total return would have been (14.65)% and (15.27)% for Class A and Class C shares, respectively, the ratio of net investment income to average net assets would have been 0.81% and 0.08% for Class A and Class C shares, respectively.
(i)	From commencement of operations on December 15, 2010 through December 31, 2010.
(j)	Amount rounds to less than 1%.

See accompanying notes to financial statements.

55  |

				Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$13.74	28.13		$314,579	1.44	(g)	1.44	(g)	0.52		20
10.94	28.78		35,555	1.45		1.64		1.50		53
8.68	(14.55	)(h)	33,852	1.45		1.87		0.93	(h)	48
10.16	1.62		5,487	1.45		22.77		0.23		0	(j)

13.53	27.13		237,250	2.19	(g)	2.19	(g)	(0.14)		20
10.82	27.93		34,142	2.20		2.39		0.59		53
8.61	(15.17	)(h)	13,501	2.20		2.59		0.20	(h)	48
10.15	1.52		700	2.20		25.08		(0.08)		0	(j)

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2013	$18.97	$0.07	(g)	$7.14	$7.21	$(0.06)	$(3.78)	$(3.84)
12/31/2012	17.74	0.13	(i)	2.50	2.63	(0.14)	(1.26)	(1.40)
12/31/2011	22.69	0.10		(0.83)	(0.73)	(0.09)	(4.13)	(4.22)
12/31/2010	22.31	(0.01)		5.27	5.26	—	(4.90)	(4.90)
12/31/2009	17.42	0.05	(j)	4.88	4.93	(0.04)	—	(0.04)
Class B
12/31/2013	15.65	(0.07	)(g)	5.84	5.77	(0.01)	(3.78)	(3.79)
12/31/2012	14.84	(0.02	)(i)	2.09	2.07	—	(1.26)	(1.26)
12/31/2011	19.73	(0.07)		(0.69)	(0.76)	(0.00)	(4.13)	(4.13)
12/31/2010	20.06	(0.17)		4.72	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.09	)(j)	4.39	4.30	—	—	—
Class C
12/31/2013	15.64	(0.07	)(g)	5.83	5.76	(0.01)	(3.78)	(3.79)
12/31/2012	14.85	(0.01	)(i)	2.08	2.07	(0.02)	(1.26)	(1.28)
12/31/2011	19.74	(0.06)		(0.70)	(0.76)	—	(4.13)	(4.13)
12/31/2010	20.07	(0.16)		4.71	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.08	)(j)	4.39	4.31	—	—	—
Class Y
12/31/2013	19.24	0.13	(g)	7.26	7.39	(0.12)	(3.78)	(3.90)
12/31/2012	17.99	0.18	(i)	2.53	2.71	(0.20)	(1.26)	(1.46)
12/31/2011	22.96	0.15		(0.84)	(0.69)	(0.15)	(4.13)	(4.28)
12/31/2010	22.47	0.06		5.31	5.37	—	(4.90)	(4.90)
12/31/2009	17.55	0.12	(j)	4.90	5.02	(0.10)	—	(0.10)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.00, $(0.14), $(0.13) and $0.06 for Class A, Class B, Class C and Class Y shares, respectively, total return would have been 38.63%, 37.63%, 37.59% and 39.06% for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.02%, (0.77)%, (0.73)% and 0.27% for Class A, Class B, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

57  |

					Ratios to Average Net Assets:

Increase from regulatory settlements	Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$22.34	39.01	(g)	$152,792	1.39	(h)	1.39	(h)	0.33	(g)	58
—	18.97	14.93	(i)	160,400	1.39		1.39		0.67	(i)	73
—	17.74	(3.77)		228,445	1.36		1.36		0.44		88
0.02	22.69	23.67		267,192	1.41		1.41		(0.03)		80
—	22.31	28.30		322,961	1.45		1.49		0.27		102

—	17.63	38.03	(g)	2,239	2.14	(h)	2.14	(h)	(0.40	)(g)	58
—	15.65	14.12	(i)	3,106	2.14		2.14		(0.14	)(i)	73
—	14.84	(4.51)		4,657	2.11		2.11		(0.38)		88
0.02	19.73	22.78		7,996	2.16		2.16		(0.78)		80
—	20.06	27.28		10,630	2.20		2.24		(0.56)		102

—	17.61	37.99	(g)	31,476	2.14	(h)	2.14	(h)	(0.40	)(g)	58
—	15.64	14.08	(i)	26,980	2.14		2.14		(0.07	)(i)	73
—	14.85	(4.51)		30,284	2.11		2.11		(0.33)		88
0.02	19.74	22.78		38,855	2.16		2.16		(0.76)		80
—	20.07	27.35		39,238	2.20		2.24		(0.48)		102

—	22.73	39.43	(g)	163,836	1.14	(h)	1.14	(h)	0.59	(g)	58
—	19.24	15.18	(i)	132,970	1.14		1.14		0.95	(i)	73
—	17.99	(3.54)		130,115	1.10		1.10		0.65		88
0.02	22.96	24.00		217,305	1.16		1.16		0.24		80
—	22.47	28.61		232,903	1.18	(k)	1.18	(k)	0.60		102

(h)	Includes interest expense of less than 0.01%.
(i)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.04, $(0.09), $(0.08) and $0.10 for Class A , Class B, Class C and Class Y shares, respectively, total return would have been 14.42%, 13.64%, 13.52% and 14.73% for Class A, Class B, Class C and Class Y shares, respectively and the ratio of net investment income (loss) to average net assets would have been 0.22%, (0.56)%, (0.51)% and 0.50% for Class A, Class B, Class C and Class Y shares, respectively.
(j)	Includes a non-recurring dividend of $0.03 per share.
(k)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Distributions from paid-in capital
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
12/31/2013	$15.49	$(0.03)		$6.36	$6.33	$—	$(1.19)	$—
12/31/2012	13.83	0.15	(g)	2.05	2.20	(0.14)	(0.40)	—
12/31/2011	14.75	(0.01)		(0.39)	(0.40)	—	(0.52)	—
12/31/2010	12.46	0.08	(i)	2.36	2.44	(0.07)	(0.02)	(0.06)
12/31/2009	9.60	0.09		2.88	2.97	(0.04)	(0.07)	—
Class C
12/31/2013	15.21	(0.17)		6.22	6.05	—	(1.19)	—
12/31/2012	13.60	0.04	(g)	2.01	2.05	(0.04)	(0.40)	—
12/31/2011	14.63	(0.12)		(0.39)	(0.51)	—	(0.52)	—
12/31/2010	12.39	(0.03	)(i)	2.36	2.33	(0.04)	(0.02)	(0.03)
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	—
Class N
12/31/2013(j)	17.53	(0.04)		4.35	4.31	(0.02)	(1.06)	—
Class Y
12/31/2013	15.57	0.02		6.39	6.41	(0.01)	(1.19)	—
12/31/2012	13.89	0.18	(g)	2.08	2.26	(0.18)	(0.40)	—
12/31/2011	14.80	0.03		(0.41)	(0.38)	(0.01)	(0.52)	—
12/31/2010	12.49	0.12	(i)	2.37	2.49	(0.09)	(0.02)	(0.07)
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

59  |

					Ratios to Average Net Assets:

Total distributions	Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$(1.19)	$20.63	41.22		$67,716	1.27		1.27		(0.13)		39
(0.54)	15.49	15.93	(g)	28,381	1.31		1.31		0.97	(g)	65
(0.52)	13.83	(2.71)		21,308	1.40	(h)	1.40	(h)	(0.07)		75
(0.15)	14.75	19.64		11,268	1.40		1.69		0.62	(i)	143
(0.11)	12.46	30.98		3,645	1.40		5.24		0.79		45

(1.19)	20.07	40.13		21,005	2.02		2.02		(0.89)		39
(0.44)	15.21	15.10	(g)	3,090	2.06		2.06		0.24	(g)	65
(0.52)	13.60	(3.48)		1,822	2.15	(h)	2.15	(h)	(0.83)		75
(0.09)	14.63	18.85		824	2.15		2.46		(0.23	)(i)	143
(0.07)	12.39	30.01		370	2.15		8.54		(0.14)		45

(1.08)	20.76	24.70		1	1.03		2.07		(0.33)		39

(1.20)	20.78	41.52		360,820	1.02		1.02		0.12		39
(0.58)	15.57	16.28	(g)	163,589	1.06		1.06		1.22	(g)	65
(0.53)	13.89	(2.53)		109,419	1.15	(h)	1.15	(h)	0.23		75
(0.18)	14.80	19.96		40,715	1.15		1.43		0.92	(i)	143
(0.11)	12.49	31.37		8,626	1.15		7.22		0.90		45

(g)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.02, $(0.08) and $0.06 for Class A, Class C and Class Y shares, respectively, total returns would have been 15.06%, 14.21% and 15.41% for Class A, Class C and Class Y shares, respectively and the ratios of net investment income (loss) to average net assets would have been 0.16%, (0.57)% and 0.42% for Class A, Class C and Class Y shares, respectively.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Includes non-recurring dividends. Without this dividend, net investment income (loss) per share would have been $0.01, $(0.09) and $0.04 for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.74)% and 0.34% for Class A, Class C and Class Y shares, respectively.
(j)	From commencement of Class operations on May 1, 2013 through December 31, 2013.

See accompanying notes to financial statements.

|  60

Notes to Financial Statements

December 31, 2013

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, Small Cap Value Fund, Large Cap Value Fund and Value Opportunity Fund also offer Class Y shares. Effective May 1, 2013, Value Opportunity Fund began offering Class N shares. Effective October 12, 2007, Class B shares of Targeted Equity Fund, Large Cap Value Fund and Small Cap Value Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund continues to offer Class A, Class C and Class Y shares to existing investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries primarily intended for employer-sponsored

61  |

Notes to Financial Statements (continued)

December 31, 2013

retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Value Opportunity Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service using market information, transactions for comparable

|  62

Notes to Financial Statements (continued)

December 31, 2013

securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2013, approximately 84% of the market value of Natixis Oakmark International Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received

63  |

Notes to Financial Statements (continued)

December 31, 2013

from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement

|  64

Notes to Financial Statements (continued)

December 31, 2013

date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Federal and Foreign Income Taxes.  Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2013 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the

65  |

Notes to Financial Statements (continued)

December 31, 2013

United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, distribution redesignations, return of capital and capital gain distributions received, foreign currency gains and losses, distributions in excess of current earnings, passive foreign investment companies adjustment and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, return of capital distributions received and forward foreign currency contract mark to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2013 and 2012 was as follows:

	2013 Distributions Paid From:			2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Target Equity Fund	$37,213,633	$39,265,245	$76,478,878	$4,402,564	$23,606,187	$28,008,751
Large Cap Value Fund	503,341	5,425,590	5,928,931	1,044,791	—	1,044,791
Natixis Oakmark International Fund	1,974,167	6,109,445	8,083,612	1,249,697	—	1,249,697
Small Cap Value Fund	14,068,610	41,806,396	55,875,006	4,733,385	20,063,690	24,797,075
Value Opportunity Fund	4,109,936	19,530,938	23,640,874	4,894,888	1,954,524	6,849,412

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Targeted Equity Fund	Large Cap Value Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$15,826,541	$—	$558,540	$2,446,452	$1,633,290
Undistributed long-term capital gains	1,333,254	4,296,424	760,996	8,365,631	3,862,133

Total undistributed earnings	17,159,795	4,296,424	1,319,536	10,812,083	5,495,423

Unrealized appreciation	91,202,385	52,761,851	42,627,606	87,393,255	88,794,568

Total accumulated earnings	$108,362,180	$57,058,275	$43,947,142	$98,205,338	$94,289,991

Capital loss carryforward utilized in the current year	$—	$6,087,105	$1,048,759	$—	$—

|  66

Notes to Financial Statements (continued)

December 31, 2013

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2013, each Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2013, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

67  |

Notes to Financial Statements (continued)

December 31, 2013

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2013, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$577,818,423	$—	$—	$577,818,423
Short-Term Investments	—	10,675,000	—	10,675,000

Total	$577,818,423	$10,675,000	$—	$588,493,423

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2013, there were no transfers among Levels 1, 2 and 3.

Large Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$161,210,657	$—	$—	$161,210,657
Short-Term Investments	—	8,230,632	—	8,230,632

Total	$161,210,657	$8,230,632	$—	$169,441,289

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  68

Notes to Financial Statements (continued)

December 31, 2013

For the year ended December 31, 2013, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$26,784,884	$—	$26,784,884
France	—	78,700,676	—	78,700,676
Germany	—	60,439,324	—	60,439,324
Ireland	—	11,216,412	—	11,216,412
Italy	—	18,967,973	—	18,967,973
Japan	—	61,346,763	—	61,346,763
Korea	—	5,733,407	—	5,733,407
Netherlands	14,810,131	25,385,480	—	40,195,611
Sweden	—	22,487,866	—	22,487,866
Switzerland	—	89,953,952	—	89,953,952
United Kingdom	12,112,143	66,811,841	—	78,923,984
All Other Common Stocks(a)	11,597,459	—	—	11,597,459

Total Common Stocks	38,519,733	467,828,578	—	506,348,311

Short-Term Investments	—	51,123,893	—	51,123,893

Total Investments	38,519,733	518,952,471	—	557,472,204

Forward Foreign Currency Contracts (unrealized appreciation)	—	20,370	—	20,370

Total	$38,519,733	$518,972,841	$—	$557,492,574

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(746,718)	$—	$(746,718)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

69  |

Notes to Financial Statements (continued)

December 31, 2013

For the year ended December 31, 2013, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$337,483,878	$—	$—	$337,483,878
Closed End Investment Companies	8,262,606	—	—	8,262,606
Short-Term Investments	—	4,393,645	—	4,393,645

Total	$345,746,484	$4,393,645	$—	$350,140,129

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2013, there were no transfers among Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$434,078,215	$—	$—	$434,078,215
Closed End Investment Companies	6,967,173	—	—	6,967,173
Short-Term Investments	—	12,338,308	—	12,338,308

Total	$441,045,388	$12,338,308	$—	$453,383,696

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2013, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2013, the Fund engaged in forward foreign currency transactions for hedging purposes.

|  70

Notes to Financial Statements (continued)

December 31, 2013

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2013, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$20,370

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(746,718)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2013, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Foreign currency transactions[1]
Foreign exchange contracts	$1,628,302

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign currency translations[1]
Foreign exchange contracts	$(1,075,141)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain, master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statement of Assets and Liabilities.

71  |

Notes to Financial Statements (continued)

December 31, 2013

As of December 31, 2013, gross amounts of derivative assets and liabilities not offset in the Statement of Assets & Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Natixis Oakmark International Fund

Counterparty	Gross Amounts of Derivative Assets	Offset Amount	Net Amount
State Street Bank and Trust Company	$20,370	$(20,370)	$—

Counterparty	Gross Amounts of Derivative Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(746,718)	$20,370	$(726,348)

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the maximum amount of loss the Fund would incur if the counterparty failed to meet its obligations is $20,370 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $0.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2013:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	8.31%
Highest Notional Amount Outstanding	11.93%
Lowest Notional Amount Outstanding	6.01%
Notional Amount Outstanding as of December 31, 2013	7.74%

Notional amounts outstanding at the end of the prior period for forward currency contracts are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

|  72

Notes to Financial Statements (continued)

December 31, 2013

5.  Purchases and Sales of Securities.  For the year ended December 31, 2013, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$1,136,482,110	$1,214,971,936
Large Cap Value Fund	41,652,800	57,771,161
Natixis Oakmark International Fund	437,708,044	41,831,229
Small Cap Value Fund	191,546,889	275,806,382
Value Opportunity Fund	270,060,081	119,436,641

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.85%	0.85%	0.85%	0.85%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

73  |

Notes to Financial Statements (continued)

December 31, 2013

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $250 Million	Over $250 Million
Large Cap Value Fund	Harris	0.45%	0.40%
Natixis Oakmark International Fund	Harris	0.60%	0.60%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%
Value Opportunity Fund	Vaughan Nelson	0.50%	0.50%

Payments to NGAM Advisors are reduced by the amount of payments to the subadvisers, as calculated based on the table above.

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2014 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended December 31, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	—	1.05%
Natixis Oakmark International Fund	1.45%	—	2.20%	—	—
Small Cap Value Fund	1.45%	2.20%	2.20%	—	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.10%	1.15%

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

|  74

Notes to Financial Statements (continued)

December 31, 2013

For the year ended December 31, 2013, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$4,052,633	$—	$4,052,633	0.71%	0.71%
Large Cap Value Fund	1,064,864	—	1,064,864	0.70%	0.70%
Natixis Oakmark International Fund	1,891,496	—	1,891,496	0.85%	0.85%
Small Cap Value Fund	3,031,921	—	3,031,921	0.90%	0.90%
Value Opportunity Fund	2,480,359	—	2,480,359	0.80%	0.80%

For the period ended December 31, 2013 class specific expenses have been reimbursed as follows:

Fund	Reimbursement[1] Class N
Value Opportunity Fund	$20

[1]	Expense reimbursements are subject to possible recovery until December 31, 2014.

For the year ended December 31, 2013, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Large Cap Value Fund	$2,299
Natixis Oakmark International Fund	101,206

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, CGM, Harris and Vaughan Nelson are subsidiaries of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

75  |

Notes to Financial Statements (continued)

December 31, 2013

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2013, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$1,193,175	$6,905	$91,318	$20,715	$273,955
Large Cap Value Fund	321,486	4,567	17,755	13,700	53,263
Natixis Oakmark International Fund	275,855	—	280,467	—	841,402
Small Cap Value Fund	378,960	6,576	72,775	19,727	218,323
Value Opportunity Fund	117,078	—	25,468	—	76,403

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

|  76

Notes to Financial Statements (continued)

December 31, 2013

For the year ended December 31, 2013, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Targeted Equity Fund	$251,461
Large Cap Value Fund	67,152
Natixis Oakmark International Fund	98,162
Small Cap Value Fund	148,719
Value Opportunity Fund	136,839

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were the following:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$208,556
Large Cap Value Fund	54,434
Natixis Oakmark International Fund	160,744
Small Cap Value Fund	294,608
Value Opportunity Fund	275,125

77  |

Notes to Financial Statements (continued)

December 31, 2013

As of December 31, 2013, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Targeted Equity Fund	$2,644
Large Cap Value Fund	719
Natixis Oakmark International Fund	3,793
Small Cap Value Fund	3,213
Value Opportunity Fund	3,878

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2013, were as follows:

Fund	Commissions
Targeted Equity Fund	$137,517
Large Cap Value Fund	34,710
Natixis Oakmark International Fund	1,423,008
Small Cap Value Fund	24,744
Value Opportunity Fund	87,029

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based

|  78

Notes to Financial Statements (continued)

December 31, 2013

on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2014, the Chairperson of the Board will receive a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $130,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At December 31, 2013, Natixis US held shares of Value Opportunity Fund representing less than 0.01% of the Fund’s net assets. Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the period from May 1, 2013 through December 31, 2013, Value Opportunity Fund incurred the following class-specific expenses (including sub-transfer agent fees, where applicable):

	Class A	Class C	Class Y	Class N
Transfer Agent Fees and Expenses	$42,906	$9,270	$232,759	$20

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

79  |

Notes to Financial Statements (continued)

December 31, 2013

During the year ended December 31, 2013, Small Cap Value Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $20,519,304 at a weighted average interest rate of 1.42%. Interest expense incurred was $2,428.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2013, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$295,793

10.  Concentration of Risk.  The Natixis Oakmark International Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2013, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of > 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)		Total Percentage of Ownership
Large Cap Value Fund	1	6.41%	—		6.41%
Small Cap Value Fund	2	13.22%	—		13.22%
Value Opportunity Fund	1	9.24%	0.00	%*	9.24%

Omnibus shareholders accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

*	Represents less than 0.01%.

|  80

Notes to Financial Statements (continued)

December 31, 2013

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,458,995	$16,947,507	1,244,172	$12,681,069
Issued in connection with the reinvestment of distributions	5,498,306	61,361,100	2,186,579	22,106,299
Redeemed	(6,773,819)	(79,452,307)	(14,333,293)	(145,957,912)

Net change	183,482	$(1,143,700)	(10,902,542)	$(111,170,544)

Class B
Issued from the sale of shares	9,622	$104,266	11,137	$102,054
Issued in connection with the reinvestment of distributions	31,669	307,820	17,902	161,835
Redeemed	(197,033)	(2,058,965)	(282,048)	(2,571,222)

Net change	(155,742)	$(1,646,879)	(253,009)	$(2,307,333)

Class C
Issued from the sale of shares	346,867	$3,419,390	354,260	$3,184,715
Issued in connection with the reinvestment of distributions	357,986	3,454,570	128,372	1,154,067
Redeemed	(902,542)	(9,267,379)	(2,275,351)	(20,591,593)

Net change	(197,689)	$(2,393,419)	(1,792,719)	$(16,252,811)

Class Y
Issued from the sale of shares	1,018,288	$12,174,489	2,271,561	$24,317,133
Issued in connection with the reinvestment of distributions	385,629	4,442,449	177,324	1,838,849
Redeemed	(1,924,481)	(23,394,134)	(3,636,450)	(37,293,303)

Net change	(520,564)	$(6,777,196)	(1,187,565)	$(11,137,321)

Increase (decrease) from capital share transactions	(690,513)	$(11,961,194)	(14,135,835)	$(140,868,009)

81  |

Notes to Financial Statements (continued)

December 31, 2013

12.  Capital Shares (continued).

	Year Ended December 31, 2013		Year Ended December 31, 2012
Large Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	594,097	$11,371,063	571,312	$8,808,474
Issued in connection with the reinvestment of distributions	206,364	4,393,477	48,834	781,803
Redeemed	(1,091,588)	(20,603,657)	(1,333,266)	(20,652,590)

Net change	(291,127)	$(4,839,117)	(713,120)	$(11,062,313)

Class B
Issued from the sale of shares	2,215	$39,142	5,514	$79,569
Issued in connection with the reinvestment of distributions	2,720	52,955	—	—
Redeemed	(71,336)	(1,232,916)	(122,644)	(1,722,972)

Net change	(66,401)	$(1,140,819)	(117,130)	$(1,643,403)

Class C
Issued from the sale of shares	77,627	$1,397,844	44,036	$614,371
Issued in connection with the reinvestment of distributions	10,127	196,273	374	5,481
Redeemed	(63,084)	(1,112,010)	(82,147)	(1,165,567)

Net change	24,670	$482,107	(37,737)	$(545,715)

Class Y
Issued from the sale of shares	423,721	$8,459,458	446,523	$7,104,087
Issued in connection with the reinvestment of distributions	20,978	462,557	6,927	114,635
Redeemed	(532,575)	(11,013,447)	(254,239)	(4,048,313)

Net change	(87,876)	$(2,091,432)	199,211	$3,170,409

Increase (decrease) from capital share transactions	(420,734)	$(7,589,261)	(668,776)	$(10,081,022)

|  82

Notes to Financial Statements (continued)

December 31, 2013

12.  Capital Shares (continued).

	Year Ended December 31, 2013		Year Ended December 31, 2012
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	21,056,422	$277,082,046	2,642,366	$26,019,184
Issued in connection with the reinvestment of distributions	319,731	4,302,790	74,189	751,291
Redeemed	(1,725,547)	(21,871,254)	(3,366,763)	(32,086,386)

Net change	19,650,606	$259,513,582	(650,208)	$(5,315,911)

Class C
Issued from the sale of shares	14,898,386	$188,703,775	1,911,903	$18,721,734
Issued in connection with the reinvestment of distributions	162,333	2,145,259	39,078	395,921
Redeemed	(684,178)	(8,561,081)	(362,158)	(3,471,848)

Net change	14,376,541	$182,287,953	1,588,823	$15,645,807

Increase (decrease) from capital share transactions	34,027,147	$441,801,535	938,615	$10,329,896

Small Cap Value Fund
Class A
Issued from the sale of shares	599,022	$13,053,903	905,472	$16,716,388
Issued in connection with the reinvestment of distributions	912,982	19,850,490	438,554	8,273,160
Redeemed	(3,131,075)	(66,811,043)	(5,765,681)	(110,211,901)

Net change	(1,619,071)	$(33,906,650)	(4,421,655)	$(85,222,353)

Class B
Issued from the sale of shares	11,456	$209,832	16,274	$256,874
Issued in connection with the reinvestment of distributions	25,074	431,817	16,395	255,633
Redeemed	(108,007)	(1,942,239)	(147,930)	(2,337,894)

Net change	(71,477)	$(1,300,590)	(115,261)	$(1,825,387)

Class C
Issued from the sale of shares	129,833	$2,289,227	87,893	$1,380,808
Issued in connection with the reinvestment of distributions	252,715	4,356,398	100,469	1,566,065
Redeemed	(320,688)	(5,693,761)	(502,562)	(7,960,221)

Net change	61,860	$951,864	(314,200)	$(5,013,348)

Class Y
Issued from the sale of shares	1,039,846	$23,037,927	1,264,819	$24,842,034
Issued in connection with the reinvestment of distributions	785,493	17,359,014	390,474	7,473,169
Redeemed	(1,527,529)	(34,014,037)	(1,978,724)	(38,272,158)

Net change	297,810	$6,382,904	(323,431)	$(5,956,955)

Increase (decrease) from capital share transactions	(1,330,878)	$(27,872,472)	(5,174,547)	$(98,018,043)

83  |

Notes to Financial Statements (continued)

December 31, 2013

12.  Capital Shares (continued).

	Year Ended December 31, 2013		Year Ended December 31, 2012
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,783,255	$33,448,462	1,004,548	$15,213,332
Issued in connection with the reinvestment of distributions	173,512	3,452,669	61,029	941,234
Redeemed	(506,160)	(9,482,644)	(774,396)	(11,761,310)

Net change	1,450,607	$27,418,487	291,181	$4,393,256

Class C
Issued from the sale of shares	851,169	$15,880,914	126,208	$1,867,002
Issued in connection with the reinvestment of distributions	45,963	896,367	5,492	83,139
Redeemed	(53,768)	(967,373)	(62,517)	(925,300)

Net change	843,364	$15,809,908	69,183	$1,024,841

Class N*
Issued from the sale of shares	57	$1,892	—	$—
Issued in connection with the reinvestment of distributions	3	61	—	—
Redeemed	—	—	—	—

Net change	60	$1,953	—	$—

Class Y
Issued from the sale of shares	9,218,173	$175,491,968	5,743,517	$87,929,210
Issued in connection with the reinvestment of distributions	775,935	15,564,482	280,268	4,346,477
Redeemed	(3,139,077)	(59,799,281)	(3,392,058)	(51,285,742)

Net change	6,855,031	$131,257,169	2,631,727	$40,989,945

Increase (decrease) from capital share transactions	9,149,062	$174,487,517	2,992,091	$46,408,042

*	From commencement of Class operations on May 1, 2013 through December 31, 2013.

13.  Subsequent Event.  Effective at the close of business on February 28, 2014, Harris Associates Large Cap Value Fund will change its name to Natixis Oakmark Fund and the Fund’s principal investment strategies will be amended and restated as described in the Supplement dated December 16, 2013 to the Prospectus and Summary Prospectus of Harris Associates Large Cap Value Fund.

|  84

Report of Independent Registered Public

Accounting Firm

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of CGM Advisor Targeted Equity Fund, Harris Associates Large Cap Value Fund, Natixis Oakmark International Fund, Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, Natixis Oakmark International Fund, and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; and the Harris Associates Large Cap Value Fund and Vaughan Nelson Value Opportunity Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 24, 2014

85  |

2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2013, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Targeted Equity	8.10%
Large Cap Value	100.00%
Small Cap Value	33.13%
Value Opportunity	43.11%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2013.

Fund	Amount
Targeted Equity	$39,265,245
Large Cap Value	5,425,590
Natixis Oakmark International	6,109,445
Small Cap Value	41,806,396
Value Opportunity	19,530,938

Qualified Dividend Income.  For the fiscal year ended December 31, 2013, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Targeted Equity	14.82%
Large Cap Value	100.00%
Natixis Oakmark International	100.00%
Small Cap Value	21.98%
Value Opportunity	68.31%

Foreign Tax Credit.  For the year ended December 31, 2013, the Natixis Oakmark International Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Natixis Oakmark International	$348,312	$4,839,589

|  86

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Daniel M. Cain (1945)	Trustee Since 1996 Chairman of the Contract Review and Governance Committee	Chairman of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

87  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  88

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee

Since 1982 for Natixis Funds Trust I (including its predecessors); and since 1993 for Natixis Funds Trust II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

89  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Audit Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  90

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 President and Chief Executive Officer	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

John T. Hailer[5] (1960)	Trustee Since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

91  |

Trustee and Officer Information

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  92

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

93  |

ANNUAL REPORT

December 31, 2013

McDonnell Intermediate Municipal Bond Fund

Natixis Diversified Income Fund

Natixis U.S. Multi-Cap Equity Fund

Portfolio Review  page 1

Portfolio of Investments  page 19

Financial Statements  page 52

Notes to Financial Statements page 65

Barron’s/Lipper 2013 one-year fund family ranking based on 64 qualifying U.S. fund companies. Each fund family must have at least three funds in Lipper’s general U.S.-stock category, one world (global and international), one mixed-asset/balanced (stocks and bonds), two taxable bond and one tax-exempt bond fund. Past performance is no guarantee of future results.

For more details visit ngam.natixis.com/TopFundFamily

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols
Dawn Mangerson	Class A MIMAX
James Grabovac, CFA	Class C MIMCX
Lawrence Jones	Class Y MIMYX
Steve Wlodarski, CFA
McDonnell Investment Management, LLC

Objective

Seeks a high level of federal tax-exempt current income, consistent with the preservation of capital

Market Conditions

Higher interest rates and a steepening yield curve (a graph of Treasury yields, from short-term to long-term) characterized much of the year, and most areas of the municipal market registered modestly negative returns for the first time since 2008. Much of the pressure during 2013 was driven by fears of the Federal Reserve (the Fed) ‘tapering’ its bond-buying program, which was initiated in September of 2012. The issue of on-again, off-again tapering was closely correlated with most of the interest rate volatility that the bond market experienced during the second and third quarters. During the past year, yields in the municipal market rose by more than 100 basis points from the 10-year part of the curve and longer, while yields rose more modestly on the shorter part of the curve. Municipals outperformed Treasuries across much of the curve, with the exception of the longer-end, which bore the brunt of mutual fund liquidations stemming from a steady drumbeat of shareholder redemptions. In addition to the rate increases of the past year, the market has been characterized by strong investor preference for shorter maturity securities inside of 10 years. Despite well-publicized fiscal woes facing a few high profile issuers, the credit environment broadly continued to improve. Alongside improving credit fundamentals, spreads (the yield difference between U.S, Treasuries and other fixed-income sectors) have narrowed, particularly on the shorter-end of the curve, where the limited availability of investment grade municipals continues to be met with strong demand from investors seeking additional yield.

Performance Results

For the 12 months ended December 31, 2013, Class A shares of McDonnell Intermediate Municipal Bond Fund returned -2.66% at net asset value. The fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned -1.24%.

Explanation of Fund Performance

Fund performance was hurt by generally rising interest rates across the bond market. The municipal market, in particular, faced pressure from mutual fund liquidations necessitated by a significant level of shareholder redemptions that occurred during the year. The municipal market this past year was in some ways a mirror image of the market in the

1  |

previous year. In 2013, rates rose and the yield curve steepened, in contrast to 2012 when rates fell and the yield curve flattened. Also, investors reversed course with mutual fund outflows that exceeded 2012 inflows by a comfortable margin.

The fund underperformed the benchmark in large part because of an overweight in the 10- to 15-year portion of the curve, as well as a portfolio structure that was somewhat more sensitive to changes in interest rates due to holding fewer shorter duration callable bonds than the index. With regard to exposure to various states, the fund benefited significantly from lack of exposure to Commonwealth of Puerto Rico issuers, whose bonds severely underperformed the broad market during the period. In addition, fund performance was hurt somewhat by an underweight relative to the index in California exposure, as valuations tightened following the passage of California Proposition 30, which temporarily boosted marginal tax rates for higher income residents.

With a significant rise in interest rates during the year, the fund actively executed tax loss harvesting trades, repositioned along the yield curve and increased its income component. Tax loss harvesting allows the fund to carry forward losses realized to offset potential future gains in an effort to reduce negative tax consequences. With respect to yield curve positioning, at the beginning of the year, the fund was positioned with a considerable overweight versus its benchmark in the 6- to 7-year portion of the yield curve. Given a significant rise in interest rates, particularly in the long end of the curve during the second and third quarters, the fund reduced its weight in the middle portion of the intermediate curve and extended further out on the yield curve to take advantage of relative underperformance, attractive security valuations and higher yields. The result of tax loss harvesting and yield curve repositioning enhanced the income component of the fund by increasing the average acquisition yield of fund holdings.

Outlook

The economic recovery is in its fifth year, and we expect that it will continue and perhaps accelerate modestly in 2014 as fiscal drag at the federal level moderates. The Fed, while announcing its intention to reduce its bond purchases, has also strengthened forward guidance, indicating the expectation that near-zero short-term rates would likely be in place well into 2015. The global credit crisis and subsequent Great Recession coincided with massive private deleveraging and credit contraction. There is little evidence to suggest that re-leveraging, tight labor markets or accelerating inflation are anywhere on the near-term horizon. Last year’s rate rise, while painful to endure, has resulted in a significant improvement in fixed-income valuation metrics, as higher rates provide more potential cushion should rates continue to drift higher.

|  2

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Growth of $10,000 Investment in Class A Shares4

December 31, 2012 (inception) through December 31, 2013

3  |

Average Annual Total Returns — December 31, 20134

	1 Year	Life of Fund

Class A (Inception 12/31/12)[1]
NAV	-2.66%	-2.66%
With 3.50% Maximum Sales Charge	-6.08	-6.08

Class C (Inception 12/31/12)[1]
NAV	-3.35	-3.35
With CDSC[2]	-4.32	-4.32

Class Y (Inception 12/31/12)[1]
NAV	-2.31	-2.31

Comparative Performance
Barclays 3-15 Year Blend Municipal Bond Index[3]	-1.24	-1.24

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	12/31/12 represents the date shares were first registered for public sale under the Securities Act of 1933. 11/16/12 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

NATIXIS DIVERSIFIED INCOME FUND

Managers	Symbols
Dividend Equity Segment	Class A IIDPX
Active Investment Advisors	Class C CIDPX
(a division of NGAM Advisors, L.P.)	Class Y YIDPX
Diversified REIT Segment
AEW Capital Management, L.P.
Inflation Protected Securities Segment
Multi-Sector Bond Segment
Loomis, Sayles & Company, L.P.

Objective

Seeks current income with a secondary objective of capital appreciation

Market Conditions

Economic growth picked up in the United States in 2013, and the global economy showed signs of recovery, as the euro zone emerged from recession and key emerging markets stabilized in the second half of the year. Solid new job growth helped bolster U.S. consumer confidence, and the nation’s housing market continued to heal despite rising mortgage rates. Robust durable goods production, supported by rising auto sales, contributed to solid manufacturing activity. Despite a host of concerns over spending cuts, budget and debt ceiling standoffs and a Federal Reserve (the Fed) poised to begin its wind down of stimulus measures in 2014, investors bid stocks and other risky assets higher over the course of the year. Convertible bonds and high-yield bonds, both domestic and foreign, delivered modest gains. However, the threat of rising interest rates weighed on U.S. government bond sectors and real estate investment trusts (REITs), which lost some ground in 2013. Treasury Inflation Protected Securities (TIPS) was the weakest fixed-income sector for the year.

Performance Results

For the 12 months ended December 31, 2013, Class A shares of Natixis Diversified Income Fund returned 5.84% at net asset value. The portfolio outperformed its primary benchmark, the Barclays U.S. Aggregate Bond Index, which returned -2.02%. The fund also outperformed its secondary benchmark, which returned 3.83% for the period. This benchmark is a blended, unmanaged index composed of 40% Barclays U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones U.S. Select Dividend™ Index and 15% Barclays U.S. TIPS Index.

Explanation of Fund Performance

Natixis Diversified Income Fund allows investors to participate in four income-oriented market segments, each featuring a different investment discipline. They are:

•

Active Dividend Equity Segment, an indexed portfolio of dividend-paying common stocks, based on the Dow Jones U.S. Select Dividend™ Index, and tracked by Active Investment Advisors (AIA), a division of NGAM Advisors, L.P.

5  |

•	AEW Diversified REIT Segment, composed of REITs. This segment is managed by AEW Capital Management, L.P. (“AEW”), a specialist in this income-producing equity field.

•	Loomis Sayles Inflation Protected Securities Segment, a portfolio of TIPS. The segment is managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”).

•	Loomis Sayles Multi-Sector Bond Segment, a portfolio composed of domestic and foreign bonds also managed by Loomis Sayles.

The Loomis Sayles Multi-Sector Bond segment most contributed to the fund’s outperformance relative to its secondary benchmark for the 12 months ended December 31, 2013.

Active Dividend Equity Segment

This segment is designed to replicate the Dow Jones U.S. Select Dividend™ Index by holding substantially all of the securities in the index in the same proportions. The benchmark is composed of 100 of the highest dividend-paying equity securities (other than REITs) in the Dow Jones U.S. Total Stock Market Index — a broad based index designed to represent the total market for U.S. equity securities.

The Dow Jones U.S. Select Dividend™ Index returned 29.06% for the 12-month period ended December 31, 2013. Industrials, utilities and financials made the strongest contribution to index gains, while telecommunications, technology and energy were the weakest performers for the period. Telecommunications was the only sector with a negative return for the year. As of December 31, 2013, the largest sectors in the index were generally the same as at the beginning of the period: utilities, industrials and consumer staples.

During the course of the year, 12 stocks were deleted from the index and 12 replacements were named. Heinz and NYSE Euronext were both acquired and therefore dropped from the index. Briggs & Stratton was also removed. Philip Morris, Old Republic International and Intel were added to the index. As a result of year-end index rebalancing, Allstate, Hubbell, Hudson City Bancorp, International Flavors & Fragrances, McGraw Hill Financial, Mondelez International, PPG Industries, Sensient Technologies and Watsco were removed from the index and replaced with Campbell Soup, Ensco, Federated Investors, HollyFrontier, IDACORP, Questar, Staples, Wisconsin Energy and Xcel Energy.

AEW Diversified REIT Segment

The U.S. REIT sector returned 2.47%, as measured by the MSCI U.S. REIT Index, for the 12-month period ended December 31, 2013. Despite suffering through what was a volatile year, some uncertainty over the Fed’s tapering timetable was reduced as the Fed announced in December that it would be taking the first steps toward normalizing monetary policy by reducing its bond purchases beginning in January. The fund’s REIT segment benefited from solid sector allocation, which was partially offset by negative stock selection results in

|  6

NATIXIS DIVERSIFIED INCOME FUND

the industrial, healthcare and diversified sectors. Among the strongest contributors were healthcare REIT Omega Healthcare Investors and hotel REITs Pebblebrook and RLJ Lodging. Detractors from performance were American Campus Communities, Armada Hoffler Properties and HCP.

While the overall economic outlook has improved, this also makes rising interest rates more likely as we begin 2014. Key determinants of where REIT values are headed are how fast and far interest rates rise, and how much improving economic fundamentals offset the impact of any rate increases. Interest rates are not the only factor determining REIT performance, as REITs benefit from income growth as property fundamentals improve. This should allow REITs to deliver positive returns under most scenarios where interest rates rise at a slow to moderate pace, though a large, rapid increase would likely be a negative. REIT valuations are back in line with historical averages after several years at elevated valuations. AEW’s U.S. Relative Value Index begins the year at fair value, the most attractive valuations have looked at the start of a year since 2009.

Loomis Sayles Inflation Protected Securities Segment

Treasury inflation-protected securities (TIPS) posted negative total returns during the year, as interest rates moved higher and inflation remained tepid. Although short-term interest rates remained anchored by Fed policy, intermediate- to long-term yields began to shift higher in anticipation of a wind down in the Fed’s bond-buying program and an eventual tightening of monetary policy. Both observed inflation and inflation expectations trended lower during the year, negatively influencing TIPS (whose coupon payments are adjusted for inflation). The year-over-year change in the Consumer Price Index remained below the Fed’s target of 2% throughout much of the year, and forward-looking inflation expectations (as measured by forward breakeven rates) trended lower.

As a means to generate returns, the Inflation Protected Securities segment used interest rate swaps and swaptions (options on interest rate swaps). As a whole, these instruments aided performance during the year. The swaptions, which expressed our view that the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) would steepen, were particularly beneficial. The Fund also utilized interest rate futures during the year to manage duration. The futures were additive & performed as expected.

Loomis Sayles Multi-Sector Bond Segment

The Multi-Sector Bond segment benefited from strong showings by individual convertible names, which allowed the sector to contribute positively to return. A considerable rally in the stock market during much of the year, specifically late in the fourth quarter, also buoyed equity-sensitive issues. In addition, the majority of the segment’s high yield holdings produced strong positive returns throughout the year, as investors continued to favor higher-beta (higher risk/reward potential) assets in their search for yield. Industrial names generally were the biggest contributors to performance, while financial and utility names also aided results.

The segment held a basket of common stocks and American depositary receipts (ADRs, which are certificates issued by U.S. banks in U.S. dollars that represent shares in foreign companies) during the year. This allocation boosted performance, as the stocks benefited

7  |

from a strong equity market rally in 2013. Equity holdings in the oil refining, natural gas and automotive industries were the allocation’s largest contributors.

The segment’s underweight in U.S. Treasuries relative to the benchmark aided performance, as investors moved away from traditional “safe-haven” investments and toward higher-beta issues. Expectations for rising interest rates also prompted investors to move away from Treasuries.

The U.S. dollar’s value fluctuated during the year but trended toward appreciation, particularly in the latter half of 2013. The segment’s allocations to non-U.S.-dollar-denominated issues — particularly those denominated in the Brazilian real, Mexican peso and Canadian dollar — weighed on performance.

Growth of $10,000 Investment in Class A Shares5

November 17, 2005 (inception) through December 31, 2013

|  8

NATIXIS DIVERSIFIED INCOME FUND

Average Annual Total Returns — December 31, 20135

	1 Year	5 Year	Life of Class A, C	Life of Class Y

Class A (Inception 11/17/05)
NAV	5.84%	14.86%	6.59%	—
With 4.50% Maximum Sales Charge	1.05	13.81	5.98	—

Class C (Inception 11/17/05)
NAV	4.98	13.98	5.78	—
With CDSC[2]	3.98	13.98	5.78	—

Class Y (Inception 12/3/12)[1]
NAV	5.93	14.89	—	6.82%

Comparative Performance
Barclays U.S. Aggregate Bond Index[3]	-2.02	4.44	4.88	-1.98
Blended Index[4]	3.83	10.61	6.15	4.34

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4

Blended Index is an unmanaged, blended index composed of the following weights: 40% Barclays U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones U.S. Select Dividend™ Index, and 15% Barclays U.S. TIPS Index. The four indices composing the Blended Index measure, respectively, the performance of investment-grade fixed-income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the fund’s investment portfolio, and the relative weightings of the asset classes in the fund will generally differ to some extent from the weightings in the Blended Index.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

9  |

NATIXIS U.S. MULTI-CAP EQUITY FUND

Managers	Symbols
Harris Associates Segment	Class A NEFSX
Harris Associates L.P.	Class B NESBX
Large Cap Growth Segment	Class C NECCX
Mid Cap Growth Segment	Class Y NESYX
Small/Mid Cap Core Segment
Loomis, Sayles & Company, L.P.

Objective

Seeks long-term growth of capital

Market Conditions

Economic growth picked up in the United States in 2013, and the global economy showed signs of recovery, as the euro zone emerged from recession and key emerging markets stabilized in the second half of the year. Solid new job growth helped bolster U.S. consumer confidence, and the nation’s housing market continued to heal despite rising mortgage rates. Robust durable goods production, supported by rising auto sales, contributed to solid manufacturing activity. Despite a host of concerns over spending cuts, budget and debt ceiling standoffs and a Federal Reserve (the Fed) poised to begin its wind down of stimulus measures in 2014, investors bid stocks and other risky assets higher over the course of the year. Small-cap growth stocks were the period’s strongest performers, with a nearly 10 percentage point advantage over large-cap growth stocks. Overall, small-caps outperformed large- and mid-cap stocks, and growth stocks edged out value stocks.

Performance Results

For the 12 months ended December 31, 2013, Class A shares of Natixis U.S. Multi-Cap Equity Fund returned 35.75% at net asset value. For the same period, the S&P 500® Index (the Fund’s primary benchmark) returned 32.39%, the Wilshire 4500 Index returned 38.39% and the S&P MidCap 400® Index returned 33.50%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks and strategies:

•	The Harris Associates L.P. segment invests primarily in common stocks of large- and mid-cap companies that they believe are trading at a substantial discount to their “true business value.”

•	Loomis, Sayles & Company, L.P. manages three segments. One invests in mid-cap growth stocks, one invests in large-cap growth stocks and one focuses on small/mid-cap core stocks.

|  10

NATIXIS U.S. MULTI-CAP EQUITY FUND

Each fund segment contributed 30%+ returns for the period, led by the Harris Associates segment and the Loom Sayles is Large Cap Growth segment on the strength of superior stock selection. Commentary on each segment follows below.

The Harris Associates Segment

Because we are value investors with an emphasis on individual stock selection, the segment’s sector weights are a byproduct of our bottom-up investment process. Sector-wise, industrials gained the most value during the year, followed by consumer discretionary shares. Securities held in the consumer staples sector posted the lowest collective return for the period.

The leading contributors to the segment’s performance in 2013 were MasterCard, Applied Materials and Wells Fargo. MasterCard reported what we consider to be strong earnings throughout the year. We recently met with MasterCard’s management, which stated that the company remains focused on “digital conversion” (paper to electronic forms of spending) and expanding market share through new co-branded products and commercial cards, along with other initiatives. Management continues to repurchase shares and increase its dividend to reward shareholders, which remains a priority at MasterCard. We continue to believe that MasterCard has a unique combination of competitive strength, secular growth, and low capital intensity. Applied Materials experienced a number of positive events during the year that boosted its stock price. The company experienced strengthening sales and gross margins along with market share increases during the year, and announced a new long-term growth and profitability strategy and financial model. Also, investors responded positively to news that Applied Materials is acquiring competitor Tokyo Electron in an all-stock transaction. Wells Fargo continues to build its credit quality, and its balance sheet remains strong in our view. Wells Fargo also announced earlier in the year that it is raising its dividend more than 80% (from $0.48 to $0.88 per share for the year). We think Wells Fargo continues to execute quite well in an environment of low interest rates, which has proved challenging to many banks.

The segment’s holdings with the lowest returns in 2013 were Apache, Caterpillar and Unilever. Apache was the largest detractor from the segment’s performance, and was sold from the portfolio during the first quarter of the year. When investors consider exploration and production company stocks, they are increasingly looking for companies that can find and produce oil and gas efficiently and at low cost. For many years, Apache was seen by its peers as a cost leader, but the company’s statistics have been eroding meaningfully, which limited its ability to grow intrinsic value per share, a characteristic that we demand in our investments. Caterpillar released weaker-than-expected earnings per share early in the year, which hurt its share price. However, our investment thesis remains intact: Caterpillar’s strong brand is built on tangible product benefits, it offers unique customer-specific cost analysis and its dealer network is a significant and often overlooked asset. We met with Caterpillar’s management during the year. Going forward, management believes miners will focus more intensely on improving productivity at existing mines. This works to Caterpillar’s advantage, as the company is the industry technology leader with a substantial dealer service/support network. Unilever’s fiscal first-half results included revenue growth of 5% (constant currency) including strong emerging markets growth of 10% (the ninth

11  |

straight quarter of double-digit growth). However, overall organic growth was short of the company’s estimate (+5.5%) for the period. Nonetheless, margins improved by what we consider to be a notable amount from a combination of both product mix and cost savings across multiple aspects of the business. We think Unilever has the potential to maintain its steady value growth through a high quality formula of end market demand.

Loomis Sayles Large Cap Growth Segment

The Growth segment posted robust performance for the 12-month period, primarily due to stock selection in the information technology and financials sectors. Stock selection in the healthcare, industrials and consumer staples sectors, along with the allocation to consumer discretionary, detracted from performance.

Social networking company Facebook, one of the segment’s top ten holdings, was the largest contributor to performance. We first purchased Facebook in the second quarter of 2012 at the company’s initial public offering and have since added to our position on price weakness. Facebook reported strong results throughout the year, with key metrics above consensus expectation. The company’s mobile platform was the primary driver of performance. Facebook also continued to demonstrate strong user growth, positive engagement trends, product innovation and strong financials. Additionally, in December Standard & Poor’s announced it would add Facebook to the broad S&P 500® Index. We believe Facebook continues to offer a compelling reward-to-risk opportunity.

Global online search and advertising leader Google, another top ten holding, was also a top contributor to performance. Google reported solid results with strong revenue and margin growth, driven by increased advertising revenue through mobile, video and online channels. We believe Google continues to offer a disruptive business model in the advertising and technology industries, allowing it to persistently gain market share. Because market expectations continue to discount Google’s ability to deliver long-term sustainable growth, we believe the company is selling at a meaningful discount to intrinsic value.

Blue Nile, a major online jewelry retailer, was the largest performance detractor. Blue Nile’s new management team has been shifting its strategic focus to the fashion jewelry segment, away from its core diamond engagement business. With fewer competitive advantages and increased business risk due to required inventory, the cash flow characteristics of the company’s new business model became less attractive and lowered our intrinsic value estimate. We were further concerned this strategic shift signaled management’s lack of conviction in the growth prospects for the diamond business. Given the negative structural changes in Blue Nile’s strategy, we sold the position during the second quarter of 2013 and reallocated the capital to more compelling reward-to-risk opportunities.

In addition, semiconductor company Altera slightly detracted from performance, reporting mixed quarterly results, due in part to a shortfall in emerging market mobile technology advancements. The semiconductor industry as a whole experienced similar weakness, but we believe the downturn is short term and shares of Altera are trading at a discount to our estimate of intrinsic value.

|  12

NATIXIS U.S. MULTI-CAP EQUITY FUND

Loomis Sayles Mid Cap Growth Segment

The Mid Cap Growth segment generated strong performance during the 12-month period, primarily due to solid results in the consumer discretionary, technology and healthcare sectors.

Consumer discretionary made the largest contribution to returns. The segment’s two strongest performers in the sector were Melco Crown Entertainment (Melco), an operator of three casinos in Macau, and Lions Gate Entertainment, a leading independent film and television producer and distributor. Visitation to Macau has been robust, and Melco has been gaining market share in the lucrative mass-market segment. It also entered into a joint venture to open a casino in the Philippines. For Lions Gate, the company has strung together several strong quarters on both the top and bottom line. In addition, the stock rose on high expectations for the November release of Catching Fire, the next installment of the Hunger Games franchise. Within the technology sector, LinkedIn, a leading online professional network, was the top contributor. The company has increased user engagement with its platform by offering new features and functionality, and it continues to report strong results.

The segment’s weakest holding was Ulta Salon Cosmetics & Fragrance, a beauty products retailer that has been gaining share from department store competitors as it continues to expand its product offerings and move into new geographies. The stock sold off in the first quarter of 2013 following the unexpected departure of the CEO, and again in the third quarter after reporting weak results and providing disappointing guidance for 2014.

After a strong fourth quarter in 2012, the segment’s homebuilders experienced a modest correction during the spring of 2013, followed by a more severe selloff that began in late June, as mortgage rates rose after the Fed warned it might begin to taper the pace of mortgage-backed bond purchases. The fund’s position in D.R. Horton, the nation’s largest homebuilder, was a primary detractor. The company reported a mixed fiscal year third quarter (strong margins but disappointing orders), and management noted sales had moderated in response to higher mortgage rates. Finally, a position in Rackspace Hosting, a provider of outsourced IT infrastructure and cloud computing solutions, also detracted from performance. The company has been migrating its cloud customers to its next-generation platform, which was disruptive to operations and revenues.

The segment owned out-of-the-money puts on Medivation, a biopharmaceutical company, as a hedge against the risk of failure in a key clinical trial. For the reporting period, Medivation puts were a small drag on performance, as implied volatility declined once the clinical events transpired. We also owned calls on Cobalt International Energy to gain investment exposure to several high-impact exploratory drilling programs. Cobalt calls declined in value when the drilling programs had disappointing results. While the segment’s derivative positions detracted modestly from return, all instruments behaved as expected. We no longer own the puts on Medivation or the calls on Cobalt.

13  |

Loomis Sayles Small/Mid Cap Core Segment

Small cap stocks were the strongest-performing segment of the U.S. equity market during the 12-month period. In this environment, the Small/Mid Cap segment posted strong performance, led by robust results from Alliance Data Systems Corporation, Jarden Corporation and Avis Budget Group. Alliance Data Systems, a provider of co-branded credit cards and customer loyalty programs, had a strong year due to excellent credit performance in the private label business, strong receivable growth and stable earnings from its loyalty programs. Jarden, a consumer products company with more than 120 brands, continued to show solid earnings growth. Further, the company recently added the Yankee Candle Company to its portfolio. Avis Budget Group, a leading provider of vehicle rental services in North America, Europe and Australia, rose on continued structural improvements in the car rental industry.

A position in NETGEAR, a provider of networking equipment to small businesses, consumers and telecom carriers, was a primary detractor from performance. The company reported disappointing earnings and provided lower revenue guidance for the first quarter of 2014. In addition, positions in two real estate investment trusts (REITs) — Digital Realty Trust, which owns and manages technology-related real estate, and American Campus Communities, an owner, operator and developer of student housing projects, detracted from performance. Rising interest rates weighed on both REITs. We sold our positions in NETGEAR, Digital Realty Trust and American Campus Communities during 2013.

Growth of $10,000 Investment in Class A Shares5

December 31, 2003 through December 31, 2013

See notes to chart on page 15.

|  14

NATIXIS U.S. MULTI-CAP EQUITY FUND

Average Annual Total Returns — December 31, 20135

	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
NAV	35.75%	20.92%	9.29%
With 5.75% Maximum Sales Charge	27.93	19.50	8.65

Class B (Inception 7/7/94)
NAV	34.70	20.01	8.48
With CDSC[1]	29.70	19.81	8.48

Class C (Inception 7/7/94)
NAV	34.69	20.01	8.47
With CDSC[1]	33.69	20.01	8.47

Class Y (Inception 11/15/94)
NAV	36.06	21.22	9.65

Comparative Performance
S&P 500® Index[2]	32.39	17.94	7.41
Wilshire 4500 Index[3]	38.39	22.47	10.24
S&P MidCap 400® Index[4]	33.50	21.89	10.36

Past performance does not guarantee future results. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Wilshire 4500 Index is an unmanaged index that measures the performance of U.S. small- and mid-cap stocks.

4	S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equities market.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

15  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  16

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2013 through December 31, 2013. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2013	ENDING ACCOUNT VALUE 12/31/2013	EXPENSES PAID DURING PERIOD* 7/1/2013 – 12/31/2013
Class A
Actual	$1,000.00	$1,005.80	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08
Class C
Actual	$1,000.00	$1,003.10	$7.83
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88
Class Y
Actual	$1,000.00	$1,007.10	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.80%, 1.55% and 0.55% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

17  |

NATIXIS DIVERSIFIED INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2013	ENDING ACCOUNT VALUE 12/31/2013	EXPENSES PAID DURING PERIOD* 7/1/2013 – 12/31/2013
Class A
Actual	$1,000.00	$1,031.70	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65
Class C
Actual	$1,000.00	$1,027.00	$9.50
Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$9.45
Class Y
Actual	$1,000.00	$1,032.20	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.11%, 1.86% and 0.86% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS U.S. MULTI-CAP EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2013	ENDING ACCOUNT VALUE 12/31/2013	EXPENSES PAID DURING PERIOD* 7/1/2013 – 12/31/2013
Class A
Actual	$1,000.00	$1,195.00	$7.19
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Class B
Actual	$1,000.00	$1,190.30	$11.32
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
Class C
Actual	$1,000.00	$1,190.30	$11.32
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
Class Y
Actual	$1,000.00	$1,196.50	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  18

Portfolio of Investments – as of December 31, 2013

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 89.2% of Net Assets
Municipals — 89.2%
	Arizona — 3.5%
$300,000	Phoenix Civic Improvement, Corporate Excise Tax Revenue, Series A, 5.000%, 7/01/2024	$335,595
400,000	Pima County Sewer System Revenue, Series A, 5.000%, 7/01/2022	454,728

		790,323

	California — 7.6%
250,000	Alameda Corridor Transportation Authority Revenue, Senior Lien, Refunding, Series A, 5.000%, 10/01/2024	278,300
380,000	Bay Area Water Supply & Conservation Agency Revenue, Series A, 5.000%, 10/01/2024	437,585
500,000	Kern High School District, GO, Refunding, 5.000%, 8/01/2023	572,840
400,000	Tehachapi Valley Healthcare District, GO, 5.000%, 11/01/2025	442,844

		1,731,569

	Colorado — 9.1%
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033	276,853
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028	414,820
400,000	Denver City & County School District No. 1, GO, Series B, (State Aid Withholding), 5.000%, 12/01/2026	446,880
400,000	Denver City & County, Airport System Revenue, Series B, 5.000%, 11/15/2029	420,724
450,000	University of Colorado Revenue, Refunding, Series B, 5.000%, 6/01/2019	526,455

		2,085,732

	Connecticut — 3.6%
375,000	Connecticut State Health & Educational Facility Authority Revenue, Yale-New Haven Hospital, Series N, 5.000%, 7/01/2024	418,466
375,000	State of Connecticut Special Tax Revenue, Second Lien, Transportation Infrastructure, Refunding, Series 1, 5.000%, 2/01/2016	409,943

		828,409

	Florida — 9.5%
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	535,550
250,000	Florida State Board of Education, GO, Capital Outlay 2011, Refunding, Series B, 5.000%, 6/01/2015	266,752
400,000	Florida State Board of Governors, University System Improvement Revenue, Refunding, Series A, 5.000%, 7/01/2018	461,460
400,000	Orlando & Orange County Expressway Authority Revenue, Refunding, 5.000%, 7/01/2023	444,340
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	466,360

		2,174,462

	Georgia — 3.7%
500,000	Municipal Electric Authority of Georgia Revenue, Series B, 5.000%, 1/01/2021	568,000
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	266,543

		834,543

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2013

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Hawaii — 2.0%
$400,000	Honolulu City and County, GO, Series B, 5.000%, 8/01/2016	$445,280

	Illinois — 3.7%
370,000	Illinois Finance Authority Revenue, Children’s Memorial Hospital, Series B, 5.500%, 8/15/2028	398,127
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	112,464
320,000	Illinois State Toll Highway Authority Revenue, Senior Priority, Series A, (AGM insured), 5.000%, 1/01/2017	342,634

		853,225

	Kentucky — 1.4%
275,000	Louisville & Jefferson County, Metropolitan Government Revenue, Jewish Hospital St. Mary’s Healthcare, Prerefunded 02/01/2018@100, 6.125%, 2/01/2037	331,185

	Massachusetts — 0.7%
150,000	Massachusetts State Development Finance Agency Revenue, Massachusetts College of Pharmacy Allied Health Science, Series F, 4.000%, 7/01/2018	165,798

	Michigan — 2.6%
545,000	State of Michigan, GO, Prerefunded 11/01/2015@100, Series A, (NATL-RE insured), 5.000%, 11/01/2018	591,652

	Minnesota — 3.7%
250,000	Minneapolis-St. Paul Metropolitan Airports Commission Revenue, Refunding, 5.000%, 1/01/2017	277,940
300,000	Minnesota State Higher Education Facilities Authority Revenue, University of St. Thomas, Series 7-U, 5.000%, 4/01/2017	334,248
200,000	Northern Municipal Power Agency Electric System Revenue, Series A, 5.000%, 1/01/2023	223,286

		835,474

	Missouri — 2.4%
500,000	Southeast Missouri State University Revenue, Series A, 5.000%, 4/01/2016	544,925

	New Jersey — 5.9%
400,000	New Jersey Economic Development Authority Revenue, School Facilities Construction, Prerefunded 03/01/2015@100, Series O, 5.125%, 3/01/2030	422,528
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtual Health, Inc., 5.000%, 7/01/2023	292,796
580,000	New Jersey State Transportation Trust Fund Authority Revenue, Prerefunded 06/15/2015@100, Series D, (AGM Insured), 5.000%, 6/15/2019	619,359

		1,334,683

	New York — 1.7%
350,000	New York State Dormitory Authority Revenue, Mental Health Services Facility Improvements, (State Appropriation), 5.000%, 2/15/2017	392,966

	Ohio — 6.8%
400,000	American Municipal Power Revenue, Hydroelectric Projects, Refunding, Series CA, (AGM insured), 5.000%, 2/15/2021	444,336

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2013

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Ohio — continued
$500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023	$587,550
500,000	Ohio State Higher Educational Facility Commission Revenue, University of Dayton, 5.000%, 12/01/2030	520,010

		1,551,896

	Pennsylvania — 5.1%
335,000	Delaware County Authority Revenue, Villanova University, 5.000%, 8/01/2019	384,858
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	282,652
450,000	Philadelphia Airport Revenue, Refunding, Series D, AMT, 5.000%, 6/15/2016	491,935

		1,159,445

	Texas — 9.7%
250,000	Corpus Christi Utility System Revenue, Junior Lien Improvement, 5.000%, 7/15/2021	285,625
400,000	Garland, GO, Refunding, (AGM insured), 5.000%, 2/15/2016	437,228
500,000	Harris County Health Facilities Development Corp. Revenue, Memorial Hermann Healthcare System, Prerefunded 12/01/2018@100, Series B, 7.125%, 12/01/2031	636,805
350,000	State of Texas Water Financial Assistance, GO, Series B, 5.000%, 8/01/2022	405,604
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	443,892

		2,209,154

	Utah — 1.2%
250,000	Utah State Transit Authority Sales Tax Revenue, Refunding, 5.000%, 6/15/2024	275,663

	Washington — 5.3%
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	512,525
400,000	Port of Seattle Special Facility Revenue, Refunding, AMT, SEATAC Fuel Facility LLC, 5.000%, 6/01/2020	442,592
250,000	Spokane County, GO, Limited Tax, Refunding, 4.000%, 12/01/2014	258,668

		1,213,785

	Total Bonds and Notes (Identified Cost $20,855,117)	20,350,169

Short-Term Investments — 11.8%
2,681,354	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2013 at 0.000% to be repurchased at $2,681,354 on 1/02/2014 collateralized by $2,400,000 Federal Farm Credit Bank, 4.875% due 1/17/2017 valued at $2,737,303 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,681,354)	2,681,354

	Total Investments — 101.0% (Identified Cost $23,536,471)(a)	23,031,523
	Other assets less liabilities — (1.0)%	(225,997)

	Net Assets — 100.0%	$22,805,526

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2013

McDonnell Intermediate Municipal Bond Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2013, the net unrealized depreciation on investments based on a cost of $23,536,471 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$35,395
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(540,343)

	Net unrealized depreciation	$(504,948)

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
GO	General Obligation
NATL-RE	National Public Finance Guarantee Corporation

Holdings Summary at December 31, 2013 (Unaudited)

Medical	17.7%
Higher Education	13.4
General Obligation	13.1
General	9.4
Water	8.3
Transportation	7.9
Airport	5.2
School District	4.5
Power	4.4
Utilities	3.4
Education	1.9
Short-Term Investments	11.8

Total Investments	101.0
Other assets less liabilities	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund

Shares	Description	Value (†)
Common Stocks — 50.6% of Net Assets
	Aerospace & Defense — 1.8%
4,667	General Dynamics Corp.	$445,932
3,892	Honeywell International, Inc.	355,612
7,234	Lockheed Martin Corp.	1,075,406
4,242	Northrop Grumman Corp.	486,176

		2,363,126

	Automobiles — 0.8%
10,180	Ford Motor Co.	157,077
21,908	General Motors Co.(b)	895,380

		1,052,457

	Beverages — 0.2%
5,217	Coca-Cola Co. (The)	215,514

	Biotechnology — 0.1%
13,804	PDL BioPharma, Inc.	116,506

	Capital Markets — 0.2%
7,285	Federated Investors, Inc., Class B	209,808

	Chemicals — 0.3%
5,459	Olin Corp.	157,492
4,534	RPM International, Inc.	188,207

		345,699

	Commercial Banks — 1.0%
5,901	Bank of Hawaii Corp.	348,985
4,959	BB&T Corp.	185,070
7,200	F.N.B. Corp.	90,864
5,590	First Niagara Financial Group, Inc.	59,366
5,471	FirstMerit Corp.	121,620
6,481	Trustmark Corp.	173,950
7,693	United Bankshares, Inc.	241,945
8,444	Valley National Bancorp	85,453

		1,307,253

	Commercial Services & Supplies — 0.8%
3,816	Deluxe Corp.	199,157
6,361	Pitney Bowes, Inc.	148,211
10,221	R.R. Donnelley & Sons Co.	207,282
5,733	Republic Services, Inc.	190,336
6,236	Waste Management, Inc.	279,809

		1,024,795

	Computers & Peripherals — 0.3%
6,486	Seagate Technology PLC	364,254

	Containers & Packaging — 0.5%
4,505	Avery Dennison Corp.	226,106
5,350	MeadWestvaco Corp.	197,576
5,757	Sonoco Products Co.	240,182

		663,864

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Distributors — 0.3%
4,923	Genuine Parts Co.	$409,544

	Diversified Telecommunication Services — 0.7%
9,911	AT&T, Inc.	348,471
13,148	CenturyLink, Inc.	418,764
7,493	Telefonica S.A., Sponsored ADR	122,435

		889,670

	Electric Utilities — 3.8%
8,167	American Electric Power Co., Inc.	381,726
6,010	Cleco Corp.	280,186
5,579	Edison International	258,308
10,200	Entergy Corp.	645,354
8,275	Exelon Corp.	226,652
12,800	FirstEnergy Corp.	422,144
6,364	IDACORP, Inc.	329,910
5,989	NextEra Energy, Inc.	512,778
6,709	Northeast Utilities	284,394
4,648	OGE Energy Corp.	157,567
8,075	Pinnacle West Capital Corp.	427,329
9,375	PPL Corp.	282,094
7,095	UNS Energy Corp.	424,636
7,586	Xcel Energy, Inc.	211,953

		4,845,031

	Electrical Equipment — 0.5%
4,425	Eaton Corp. PLC	336,831
4,842	Emerson Electric Co.	339,812

		676,643

	Energy Equipment & Services — 0.4%
9,685	Ensco PLC, Class A	553,788

	Food & Staples Retailing — 0.2%
5,870	Sysco Corp.	211,907

	Food Products — 0.4%
5,741	Campbell Soup Co.	248,470
5,616	General Mills, Inc.	280,295

		528,765

	Gas Utilities — 1.1%
7,778	AGL Resources, Inc.	367,355
4,250	National Fuel Gas Co.	303,450
7,201	New Jersey Resources Corp.	332,974
4,875	Oneok, Inc.	303,128
6,082	Questar Corp.	139,825

		1,446,732

	Hotels, Restaurants & Leisure — 1.0%
7,990	Darden Restaurants, Inc.	434,416
13,100	Hilton Worldwide Holdings, Inc.(b)	291,475

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — continued
6,358	McDonald’s Corp.	$616,917

		1,342,808

	Household Durables — 1.0%
6,985	Garmin Ltd.	322,847
10,525	KB Home	192,397
7,751	Leggett & Platt, Inc.	239,816
4,919	Tupperware Brands Corp.	464,993

		1,220,053

	Household Products — 0.9%
5,611	Clorox Co. (The)	520,476
5,747	Kimberly-Clark Corp.	600,332

		1,120,808

	Industrial Conglomerates — 0.1%
5,348	General Electric Co.	149,904

	Insurance — 0.9%
5,690	Arthur J. Gallagher & Co.	267,032
6,110	Cincinnati Financial Corp.	319,981
9,626	Mercury General Corp.	478,508
8,272	Old Republic International Corp.	142,857

		1,208,378

	Leisure Equipment & Products — 0.2%
5,925	Mattel, Inc.	281,912

	Media — 0.4%
5,721	Cinemark Holdings, Inc.	190,681
6,179	Meredith Corp.	320,072

		510,753

	Metals & Mining — 0.2%
4,671	Cliffs Natural Resources, Inc.	122,427
4,613	Commercial Metals Co.	93,782

		216,209

	Multi Utilities — 3.8%
6,959	Alliant Energy Corp.	359,085
8,481	Avista Corp.	239,079
5,715	Black Hills Corp.	300,095
6,794	CenterPoint Energy, Inc.	157,485
7,342	CMS Energy Corp.	196,545
6,654	Dominion Resources, Inc.	430,447
7,421	DTE Energy Co.	492,680
9,615	Integrys Energy Group, Inc.	523,152
6,069	NiSource, Inc.	199,549
8,450	PG&E Corp.	340,366
8,446	Public Service Enterprise Group, Inc.	270,610
8,198	SCANA Corp.	384,732
5,428	Sempra Energy	487,217

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Multi Utilities — continued
9,780	TECO Energy, Inc.	$168,607
7,050	Wisconsin Energy Corp.	291,447

		4,841,096

	Oil, Gas & Consumable Fuels — 1.5%
6,124	Chevron Corp.	764,949
7,465	ConocoPhillips	527,402
13,029	HollyFrontier Corp.	647,411

		1,939,762

	Pharmaceuticals — 0.9%
5,166	Bristol-Myers Squibb Co.	274,573
7,330	Eli Lilly & Co.	373,830
6,568	Merck & Co., Inc.	328,728
5,859	Pfizer, Inc.	179,461

		1,156,592

	Real Estate Management & Development — 0.5%
1,500	Alexander & Baldwin, Inc.	62,595
27,500	Forest City Enterprises, Inc., Class A(b)	525,250

		587,845

	Real Estate Management/Services — 0.1%
11,700	American Homes 4 Rent, Class A	189,540

	REITs – Apartments — 3.6%
12,100	American Campus Communities, Inc.	389,741
11,700	AvalonBay Communities, Inc.	1,383,291
6,800	BRE Properties, Inc.	372,028
10,000	Camden Property Trust	568,800
37,100	Equity Residential	1,924,377

		4,638,237

	REITs – Diversified — 2.5%
13,200	American Assets Trust, Inc.	414,876
21,500	DuPont Fabros Technology, Inc.	531,265
14,700	EPR Properties	722,652
16,700	First Potomac Realty Trust	194,221
17,700	Liberty Property Trust	599,499
7,900	Vornado Realty Trust	701,441

		3,163,954

	REITs – Healthcare — 2.6%
34,000	HCP, Inc.	1,234,880
17,300	Health Care REIT, Inc.	926,761
19,800	Ventas, Inc.	1,134,144

		3,295,785

	REITs – Hotels — 1.4%
70,700	Host Hotels & Resorts, Inc.	1,374,408
18,600	RLJ Lodging Trust	452,352

		1,826,760

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	REITs – Manufactured Homes — 0.4%
12,800	Equity Lifestyle Properties, Inc.	$463,744

	REITs – Multi Asset Class — 0.1%
11,600	Armada Hoffler Properties, Inc.	107,648

	REITs – Office Property — 3.5%
8,500	Alexandria Real Estate Equities, Inc.	540,770
27,000	BioMed Realty Trust, Inc.	489,240
15,600	Boston Properties, Inc.	1,565,772
14,800	Douglas Emmett, Inc.	344,692
22,800	Empire State Realty Trust, Inc., Class A	348,840
19,900	Kilroy Realty Corp.	998,582
11,000	Piedmont Office Realty Trust, Inc., Class A	181,720

		4,469,616

	REITs – Regional Malls — 3.8%
12,800	Macerich Co. (The)	753,792
24,000	Simon Property Group, Inc.	3,651,840
7,700	Taubman Centers, Inc.	492,184

		4,897,816

	REITs – Shopping Centers — 2.3%
11,700	Acadia Realty Trust	290,511
37,200	DDR Corp.	571,764
8,200	Federal Realty Investment Trust	831,562
18,500	Ramco-Gershenson Properties Trust	291,190
12,400	Regency Centers Corp.	574,120
22,200	Retail Opportunity Investments Corp.	326,784

		2,885,931

	REITs – Single Tenant — 0.3%
10,700	National Retail Properties, Inc.	324,531

	REITs – Storage — 2.0%
17,200	CubeSmart	274,168
17,000	Extra Space Storage, Inc.	716,210
10,300	Public Storage	1,550,356

		2,540,734

	REITs – Warehouse/Industrials — 1.3%
45,900	ProLogis, Inc.	1,696,005

	Semiconductors & Semiconductor Equipment — 0.1%
6,889	Intel Corp.	178,838

	Specialty Retail — 0.1%
5,650	Staples, Inc.	89,779

	Thrifts & Mortgage Finance — 0.2%
11,603	New York Community Bancorp, Inc.	195,511
8,283	People’s United Financial, Inc.	125,239

		320,750

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)
	Tobacco — 1.5%
9,528	Altria Group, Inc.	$365,780
8,132	Lorillard, Inc.	412,130
8,181	Philip Morris International, Inc.	712,811
7,524	Universal Corp.	410,810

		1,901,531

	Trading Companies & Distributors — 0.0%
176	United Rentals, Inc.(b)	13,719

	Total Common Stocks (Identified Cost $60,482,343)	64,806,394

Principal Amount (‡)
Bonds and Notes — 45.6%
Non-Convertible Bonds — 42.2%
	ABS Car Loan — 0.9%
$100,000	Ford Credit Auto Owner Trust, Series 2011-B, Class A4, 1.350%, 12/15/2016	100,653
160,000	Ford Credit Auto Owner Trust, Series 2013-B, Class A3, 0.570%, 10/15/2017	160,188
310,000	Honda Auto Receivables Owner Trust, Series 2013-2, Class A3, 0.530%, 2/16/2017	309,899
80,000	Nissan Auto Receivables Owner Trust, Series 2011-A, Class A4, 1.940%, 9/15/2017	80,982
48,000	Nissan Auto Receivables Owner Trust, Series 2013-A, Class A3, 0.500%, 5/15/2017	47,975
325,000	Nissan Auto Receivables Owner Trust, Series 2013-C, Class A3, 0.670%, 8/15/2018	324,133
94,000	World Omni Auto Receivables Trust, Series 2013-A, Class A3, 0.640%, 4/16/2018	93,969

		1,117,799

	ABS Credit Card — 0.6%
300,000	American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.407%, 5/15/2020(c)	299,017
100,000	Chase Issuance Trust, Series 2012-A5, Class A5, 0.590%, 8/15/2017	100,011
100,000	Chase Issuance Trust, Series 2012-A8, Class A8, 0.540%, 10/16/2017	99,864
298,000	Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2, 0.444%, 5/26/2020(c)	296,609

		795,501

	ABS Home Equity — 2.4%
57,222	Alternative Loan Trust, Series 2003-20CB, Class 2A1, 5.750%, 10/25/2033	59,412
62,705	Banc of America Alternative Loan Trust, Series 2003-10, Class 1A1, 5.500%, 12/25/2033	63,618
101,950	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	103,092
140,302	Banc of America Funding Trust, Series 2004-B, Class 4A2, 2.583%, 11/20/2034(c)	131,169
41,550	Banc of America Funding Trust, Series 2005-4, Class 1A3, 5.500%, 8/25/2035	41,913

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$78,995	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	$79,167
79,918	Banc of America Mortgage Securities, Inc., Series 2004-8, Class 1A19, 5.500%, 10/25/2034	82,294
107,970	Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A2, 2.910%, 2/25/2034(c)	106,519
34,724	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.944%, 2/25/2035(c)	34,431
4,313	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 11A1, 2.686%, 1/25/2035(c)	4,179
13,740	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 2A, 2.595%, 7/25/2034(c)	13,486
117,739	Countrywide Alternative Loan Trust, Series 2003-4CB, Class 1A1, 5.750%, 4/25/2033	121,059
188,981	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	181,646
51,595	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034	52,651
25,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	24,207
59,644	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-57, Class A11, 5.500%, 1/25/2034	61,346
26,810	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.503%, 9/20/2034(c)	25,588
39,801	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.435%, 4/25/2035(c)	32,464
12,219	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-13, Class A3, 5.500%, 6/25/2035	12,180
17,901	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 3A4, 5.250%, 5/25/2028	18,199
14,809	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	15,068
78,530	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.102%, 7/19/2035(c)	71,676
72,223	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.761%, 12/25/2034(c)	65,000
108,076	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.742%, 12/25/2034(c)	106,771
200,000	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.676%, 9/25/2035(c)	195,582
125,864	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 2.590%, 5/19/2034(c)	123,210
11,661	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.805%, 7/25/2045(c)	10,931
49,825	JPMorgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.753%, 7/25/2035(c)	49,969
50,694	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.325%, 1/25/2047(c)	36,366
53,131	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033	55,225
52,292	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034	53,959
75,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	74,868
56,491	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.755%, 5/25/2036(c)	49,306

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$75,000	Residential Accredit Loans, Inc., Series 2003-QS17, Class CB5, 5.500%, 9/25/2033	$77,719
42,964	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A, 2.656%, 9/25/2034(c)	42,034
157,192	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034	165,923
41,083	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-21XS, Class 1A5, 5.000%, 12/25/2034	41,327
36,662	WaMu Mortgage Pass Through Certificates, Series 2004-AR1, Class A, 2.530%, 3/25/2034(c)	36,364
123,341	WaMu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1, 2.406%, 1/25/2035(c)	122,661
85,957	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 2A, 5.500%, 7/25/2034	88,595
11,348	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 0.949%, 12/25/2046(c)	10,684
23,792	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.899%, 4/25/2047(c)	20,951
44,473	Wells Fargo Mortgage Backed Securities, Series 2003-N, Class 1A2, 2.484%, 12/25/2033(c)	45,302
59,224	Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.619%, 12/25/2033(c)	59,887
99,554	Wells Fargo Mortgage Backed Securities Trust, Series 2004-A, Class A1, 3.305%, 2/25/2034(c)	100,075
53,989	Wells Fargo Mortgage Backed Securities Trust, Series 2005-12, Class 1A2, 5.500%, 11/25/2035	54,407

		3,022,480

	ABS Other — 0.2%
280,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	284,200

	Aerospace & Defense — 0.4%
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	169,261
300,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	281,411

		450,672

	Airlines — 1.5%
50,000	Air Canada Pass Through Trust, Series 2013-1, Class A, 4.125%, 11/15/2026, 144A	48,750
35,000	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	34,037
200,000	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	204,048
180,000	British Airways Pass Through Trust, Series 2013-1, Class B, 5.625%, 12/20/2021, 144A	187,951
20,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	20,600
80,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	83,600

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$38,491	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	$44,022
12,900	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	14,093
755,597	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024(d)	800,933
124,860	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	136,098
110,207	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	122,880
172,602	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	182,095

		1,879,107

	Automotive — 0.0%
40,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	40,000

	Banking — 3.3%
64,000	Ally Financial, Inc., 8.000%, 11/01/2031	76,560
600,000	Banco Santander Brasil S.A./Cayman Islands, 8.000%, 3/18/2016, 144A, (BRL)	235,244
500,000	Bank of Montreal, 1.950%, 1/30/2018	512,592
500,000	Bank of Nova Scotia, 1.950%, 1/30/2017	512,700
355,000	Citigroup, Inc., 5.500%, 9/13/2025	373,900
105,000	Citigroup, Inc., 5.875%, 2/22/2033	107,921
25,000	Citigroup, Inc., 6.000%, 10/31/2033	26,356
20,000	Citigroup, Inc., 6.125%, 8/25/2036	21,323
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.625%, 12/01/2023	251,755
100,000	HBOS PLC, 6.000%, 11/01/2033, 144A	96,387
200,000	ING Bank NV, 5.800%, 9/25/2023, 144A	209,119
100,000	Intesa Sanpaolo S.p.A., 6.500%, 2/24/2021, 144A	109,498
120,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	93,021
400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	431,388
100,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	104,248
65,000	Morgan Stanley, 5.000%, 11/24/2025	65,194
175,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	171,588
100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	95,045
720,000	Morgan Stanley, MTN, 4.100%, 5/22/2023(d)	696,781
40,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(g)	46,499

		4,237,119

	Brokerage — 0.5%
140,000	Jefferies Group LLC, 5.125%, 1/20/2023	141,605
45,000	Jefferies Group LLC, 6.250%, 1/15/2036	43,425
20,000	Jefferies Group LLC, 6.450%, 6/08/2027	20,781
295,000	Jefferies Group LLC, 6.500%, 1/20/2043	292,518
95,000	Jefferies Group LLC, 6.875%, 4/15/2021	108,208

		606,537

	Building Materials — 0.3%
25,000	HD Supply, Inc., 7.500%, 7/15/2020	26,938
170,000	Masco Corp., 5.850%, 3/15/2017	186,575
40,000	Masco Corp., 6.500%, 8/15/2032	39,300

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — continued
$15,000	Masco Corp., 7.750%, 8/01/2029	$16,472
300,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	105,224

		374,509

	Chemicals — 0.2%
200,000	Hercules, Inc., 6.500%, 6/30/2029	174,000
25,000	Methanex Corp., 5.250%, 3/01/2022	26,467

		200,467

	Collateralized Mortgage Obligations — 0.0%
24,866	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.652%, 1/25/2036(c)	23,522

	Commercial Mortgage-Backed Securities — 1.5%
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	292,660
75,000	CW Capital Cobalt Ltd., Series 2006-C1, Class AM, 5.254%, 8/15/2048	77,015
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(c)	203,442
400,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 5.053%, 12/05/2031, 144A(c)	401,424
185,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.804%, 8/10/2045(c)	187,968
100,000	Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, 11/05/2030, 144A	100,082
25,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	25,827
100,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.597%, 4/12/2049(c)	109,119
100,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.804%, 8/12/2045, 144A(c)	109,233
100,000	Motel 6 Trust, Series 2012-MTL6, Class D, 3.781%, 10/05/2025, 144A	99,033
130,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM, 5.603%, 10/15/2048	139,548
125,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.465%, 2/15/2044, 144A(c)	126,286

		1,871,637

	Consumer Products — 0.1%
160,000	Avon Products, Inc., 5.000%, 3/15/2023	155,555

	Diversified Manufacturing — 0.1%
200,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	190,000

	Electric — 0.9%
500,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	508,750
115,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	62,881
88,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	47,214
100,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	106,765
300,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	287,740

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — continued
$265,975	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250% (12.250% PIK), 12/01/2018, 144A(e)	$184,853

		1,198,203

	Financial Other — 0.1%
200,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	178,000

	Food & Beverage — 0.0%
50,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	51,089

	Government Guaranteed — 0.1%
165,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	146,559

	Government Owned – No Guarantee — 0.5%
59,000	Ecopetrol S.A., 5.875%, 9/18/2023	62,245
600,000	Pertamina Persero PT, 4.300%, 5/20/2023, 144A	522,000

		584,245

	Healthcare — 1.2%
25,000	HCA, Inc., 7.050%, 12/01/2027	24,625
75,000	HCA, Inc., 7.500%, 12/15/2023	81,000
520,000	HCA, Inc., 7.500%, 11/06/2033	520,000
310,000	HCA, Inc., 7.690%, 6/15/2025	323,950
20,000	HCA, Inc., 8.360%, 4/15/2024	22,000
140,000	HCA, Inc., MTN, 7.580%, 9/15/2025	145,250
50,000	HCA, Inc., MTN, 7.750%, 7/15/2036	49,750
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016	376,421

		1,542,996

	Home Construction — 0.8%
40,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	40,000
80,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	85,600
80,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A(f)	9,000
105,000	KB Home, 7.250%, 6/15/2018	115,763
150,000	KB Home, 7.500%, 9/15/2022	157,875
145,000	Lennar Corp., 4.750%, 11/15/2022	134,487
80,000	Pulte Group, Inc., 6.000%, 2/15/2035	67,800
515,000	Pulte Group, Inc., 6.375%, 5/15/2033	466,075

		1,076,600

	Independent Energy — 0.8%
60,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	41,250
85,000	Continental Resources, Inc., 4.500%, 4/15/2023	86,169
240,000	Newfield Exploration Co., 5.625%, 7/01/2024	238,800
400,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(f)	32,000
200,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(f)	16,000
142,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	170,738
50,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	50,750
45,000	SandRidge Energy, Inc., 8.125%, 10/15/2022	47,700
105,000	Southwestern Energy Co., 4.100%, 3/15/2022	104,088
125,000	Talisman Energy, Inc., 3.750%, 2/01/2021	121,019

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$100,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	$103,500

		1,012,014

	Life Insurance — 0.4%
85,000	American International Group, Inc., 4.875%, 6/01/2022	91,360
300,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	363,000

		454,360

	Local Authorities — 1.0%
260,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	334,164
780,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)(d)	793,951
140,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	119,951

		1,248,066

	Lodging — 0.0%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	37,363
1,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,103

		38,466

	Media Cable — 0.1%
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	9,275
40,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	30,303
30,000	Time Warner Cable, Inc., 5.500%, 9/01/2041	24,858

		64,436

	Metals & Mining — 1.5%
255,000	Alcoa, Inc., 5.900%, 2/01/2027	249,856
40,000	Alcoa, Inc., 6.750%, 1/15/2028	41,980
100,000	AngloGold Ashanti Holdings PLC, 5.125%, 8/01/2022	86,250
245,000	ArcelorMittal, 6.000%, 3/01/2021	259,700
135,000	ArcelorMittal, 6.750%, 2/25/2022	146,813
225,000	ArcelorMittal, 7.250%, 3/01/2041	214,875
100,000	ArcelorMittal, 7.500%, 10/15/2039	98,250
75,000	Barrick North America Finance LLC, 4.400%, 5/30/2021	72,214
250,000	Newcrest Finance Pty Ltd., 4.200%, 10/01/2022, 144A	199,749
200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	204,000
200,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	180,000
10,000	United States Steel Corp., 6.650%, 6/01/2037	8,600
145,000	Xstrata Finance Canada Ltd., 4.950%, 11/15/2021, 144A	146,875

		1,909,162

	Non-Captive Consumer — 1.0%
15,000	SLM Corp., 4.875%, 6/17/2019	14,947
412,000	SLM Corp., 5.500%, 1/25/2023	389,180
5,000	SLM Corp., MTN, 5.500%, 1/15/2019	5,189
180,000	SLM Corp., MTN, 7.250%, 1/25/2022	190,350
65,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	63,684
95,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	110,675
280,000	Springleaf Finance Corp., 7.750%, 10/01/2021	302,400

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Captive Consumer — continued
$110,000	Springleaf Finance Corp., 8.250%, 10/01/2023	$119,075
115,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	125,695

		1,321,195

	Non-Captive Diversified — 1.1%
165,000	Aviation Capital Group Corp., 4.625%, 1/31/2018, 144A	170,811
110,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	119,618
25,000	CIT Group, Inc., 5.000%, 8/15/2022	24,375
30,000	CIT Group, Inc., 5.000%, 8/01/2023	28,875
400,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%(g)	447,000
15,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	12,731
80,000	International Lease Finance Corp., 5.875%, 4/01/2019	85,200
80,000	International Lease Finance Corp., 6.250%, 5/15/2019	86,600
35,000	International Lease Finance Corp., 8.250%, 12/15/2020	40,950
105,000	International Lease Finance Corp., 8.625%, 1/15/2022	124,084
140,000	iStar Financial, Inc., 7.125%, 2/15/2018	154,350
70,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	73,500

		1,368,094

	Oil Field Services — 0.0%
28,000	Hercules Offshore, Inc., 7.500%, 10/01/2021, 144A	29,680

	Packaging — 0.1%
65,000	Sealed Air Corp., 6.500%, 12/01/2020, 144A	69,875

	Paper — 0.2%
205,000	Weyerhaeuser Co., 6.875%, 12/15/2033	241,788
5,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,768
30,000	Weyerhaeuser Co., 7.375%, 3/15/2032	36,710

		284,266

	Pharmaceuticals — 0.5%
620,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	653,325
15,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	15,900
10,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	10,763

		679,988

	Pipelines — 0.1%
70,000	Energy Transfer Partners LP, 5.200%, 2/01/2022	73,696
100,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	105,313

		179,009

	Retailers — 1.5%
125,000	Advance Auto Parts, Inc., 4.500%, 12/01/2023	124,939
215,000	Best Buy Co., Inc., 5.000%, 8/01/2018	225,213
255,000	CVS Pass Through Trust, 4.704%, 1/10/2036, 144A	254,668
211,250	CVS Pass Through Trust, 7.507%, 1/10/2032, 144A	251,827
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	443,000
205,000	Dillard’s, Inc., 7.000%, 12/01/2028	209,100

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	$111,428
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	255,325
55,000	Toys R Us, Inc., 7.375%, 10/15/2018	40,700
65,000	William Carter Co. (The), 5.250%, 8/15/2021, 144A	65,975

		1,982,175

	Sovereigns — 0.2%
700,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	259,616

	Supermarkets — 0.4%
35,000	Delhaize Group S.A., 5.700%, 10/01/2040	33,184
320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	230,400
260,000	SUPERVALU, Inc., 6.750%, 6/01/2021	256,750

		520,334

	Supranational — 0.1%
400,000	European Bank for Reconstruction & Development, EMTN, 9.000%, 4/28/2014, (BRL)	169,122

	Technology — 1.4%
470,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	415,950
390,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	341,250
110,000	Arrow Electronics, Inc., 3.000%, 3/01/2018	110,057
195,000	Flextronics International Ltd., 5.000%, 2/15/2023	182,812
280,000	Hewlett-Packard Co., 4.650%, 12/09/2021	288,309
415,000	Jabil Circuit, Inc., 4.700%, 9/15/2022	398,400

		1,736,778

	Treasuries — 13.1%
240,000	Canadian Government, 2.750%, 9/01/2016, (CAD)(d)	234,813
515,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	501,987
15,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	22,264
160,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/2022, (EUR)	247,714
140,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	1,100,105
31,500(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 11/13/2042, (MXN)	246,289
7,300(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	71,394
10,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	238,833
205,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	259,884
180,000	Spain Government Bond, 4.650%, 7/30/2025, (EUR)	254,168
965,111	U.S. Treasury Inflation Indexed Bond, 0.625%, 2/15/2043(h)	742,079
1,669,880	U.S. Treasury Inflation Indexed Bond, 2.500%, 1/15/2029(d)(h)	1,962,370
4,745,743	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2017(h)	4,877,732
171,770	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2018(h)	175,192
3,003,003	U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2022(h)	2,886,168
2,671,212	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2022(h)	2,558,730
182,140	U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023(h)	172,023
85,309	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2023(h)	82,277
1,960,000	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	110,827

		16,744,849

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wireless — 1.2%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	$288,703
230,000	American Tower Corp., 4.700%, 3/15/2022	229,896
495,000	Sprint Capital Corp., 6.875%, 11/15/2028	466,538
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	21,450
480,000	Sprint Corp., 7.875%, 9/15/2023, 144A	516,000

		1,522,587

	Wirelines — 1.9%
10,000	CenturyLink, Inc., 5.625%, 4/01/2020	10,175
80,000	CenturyLink, Inc., 7.650%, 3/15/2042	71,400
240,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	213,600
75,000	Embarq Corp., 7.995%, 6/01/2036	75,933
175,000	Frontier Communications Corp., 7.125%, 3/15/2019	188,562
35,000	Level 3 Financing, Inc., 6.125%, 1/15/2021, 144A	35,350
75,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	79,500
70,000	Level 3 Financing, Inc., 8.125%, 7/01/2019	76,650
85,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	95,200
400,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	152,591
15,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	15,750
269,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	233,021
402,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	363,810
40,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	38,500
45,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	45,000
75,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	79,677
75,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	79,136
75,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	82,676
100,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	176,665
205,000	Verizon Communications, Inc., 5.150%, 9/15/2023	220,107
110,000	Verizon Communications, Inc., 6.400%, 9/15/2033	126,513

		2,459,816

	Total Non-Convertible Bonds (Identified Cost $54,865,091)	54,080,685

Convertible Bonds — 3.4%
	Automotive — 0.2%
115,000	Ford Motor Co., 4.250%, 11/15/2016	212,175

	Construction Machinery — 0.2%
190,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	289,631
20,000	Trinity Industries, Inc., 3.875%, 6/01/2036	26,338

		315,969

	Healthcare — 0.1%
95,000	Hologic, Inc., Series 2010, (accretes to principal after 12/15/2016), 2.000%, 12/15/2037(i)	110,734

	Home Construction — 0.8%
160,000	Lennar Corp., 2.750%, 12/15/2020, 144A	294,500
240,000	Lennar Corp., 3.250%, 11/15/2021, 144A	431,400

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Home Construction — continued
$220,000	Standard Pacific Corp., 1.250%, 8/01/2032	$291,225

		1,017,125

	Independent Energy — 0.1%
75,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	76,125

	Life Insurance — 0.1%
100,000	Old Republic International Corp., 3.750%, 3/15/2018	124,375

	Metals & Mining — 0.2%
135,000	Peabody Energy Corp., 4.750%, 12/15/2066	106,734
85,000	United States Steel Corp., 2.750%, 4/01/2019	112,519

		219,253

	Oil Field Services — 0.1%
135,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	160,059

	Pharmaceuticals — 0.4%
8,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	8,475
12,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	12,833
75,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	247,359
65,000	Mylan, Inc., 3.750%, 9/15/2015	213,119

		481,786

	REITs – Mortgage — 0.1%
70,000	iStar Financial, Inc., 3.000%, 11/15/2016	95,550

	Retailers — 0.2%
246,000	priceline.com, Inc., 0.350%, 6/15/2020, 144A	280,286
20,000	priceline.com, Inc., 1.000%, 3/15/2018	27,575

		307,861

	Technology — 0.9%
65,000	Ciena Corp., 3.750%, 10/15/2018, 144A	93,641
300,000	Intel Corp., 2.950%, 12/15/2035	336,000
150,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032	346,969
35,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032	79,691
72,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	70,875
70,000	Novellus Systems, Inc., 2.625%, 5/15/2041	116,987
80,000	Xilinx, Inc., 2.625%, 6/15/2017	127,600

		1,171,763

	Textile — 0.0%
45,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016	61,847

	Total Convertible Bonds (Identified Cost $3,339,386)	4,354,622

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Municipals — 0.0%
	Michigan — 0.0%
$45,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034 (Identified Cost $44,998)	$35,146

	Total Bonds and Notes (Identified Cost $58,249,475)	58,470,453

Shares
Preferred Stocks — 1.4%
Non-Convertible Preferred Stocks — 0.7%
	Banking — 0.7%
4,375	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	117,469
288	Ally Financial, Inc., Series G, 7.000%, 144A	275,067
4,125	Countrywide Capital IV, 6.750%	102,671
20,424	SunTrust Banks, Inc., Series E, 5.875%	428,904

	Total Non-Convertible Preferred Stocks (Identified Cost $879,854)	924,111

Convertible Preferred Stocks — 0.7%
	Banking — 0.1%
70	Wells Fargo & Co., Series L, Class A, 7.500%	77,350

	Electric — 0.0%
276	NextEra Energy, Inc., 5.889%	15,630

	Independent Energy — 0.0%
45	Chesapeake Energy Corp., Series A, 5.750%, 144A	52,144

	Metals & Mining — 0.1%
3,937	Cliffs Natural Resources, Inc., 7.000%	90,393

	Non-Captive Diversified — 0.0%
19	Bank of America Corp., Series L, 7.250%	20,159

	REITs – Healthcare — 0.1%
2,311	Health Care REIT, Inc., Series I, 6.500%	118,462

	REITs – Mortgage — 0.1%
1,780	iStar Financial, Inc., Series J, 4.500%	110,360

	Utility Other — 0.2%
2,409	Dominion Resources, Inc., Series A, 6.125%	130,375
2,890	Dominion Resources, Inc., Series B, 6.000%	156,667

		287,042

	Wireless — 0.1%
890	Crown Castle International Corp., Series A, 4.500%	89,334

	Total Convertible Preferred Stocks (Identified Cost $820,440)	860,874

	Total Preferred Stocks (Identified Cost $1,700,294)	1,784,985

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

National Amount	Description	Value (†)
Purchased Swaptions — 0.8%
	Interest Rate Swaptions — 0.8%
$10,500,000	2-year Interest Rate Swap Put, expiring 3/11/2014, Pay 3-month LIBOR, Receive 0.674%(j)	$26,481
6,000,000	2-year Interest Rate Swap Put, expiring 9/19/2014, Pay 3-month LIBOR, Receive 1.080%(k)	37,218
6,950,000	5-year Interest Rate Swap Put, expiring 3/27/2014, Pay 3-month LIBOR, Receive 1.378%(j)	528
17,500,000	10-year Interest Rate Swap Call, expiring 6/22/2015, Pay 3.440%, Receive 3-month LIBOR(j)	957,110

	Total Purchased Swaptions (Identified Cost $1,007,753)	1,021,337

Principal Amount (‡)
Short-Term Investments — 1.5%
1,849,768	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2013 at 0.000% to be repurchased at $1,849,768 on 1/02/2014 collateralized by $1,750,000 U.S. Treasury Note, 3.250% due 7/31/2016 valued at $1,892,188 including accrued interest (Note 2 of Notes to Financial Statements)	1,849,768
125,000	U.S. Treasury Bill, 0.097%, 7/24/2014(l)(m)	124,946

	Total Short-Term Investments (Identified Cost $1,974,700)	1,974,714

	Total Investments — 99.9% (Identified Cost $123,414,565)(a)	128,057,883
	Other assets less liabilities — 0.1%	121,427

	Net Assets — 100.0%	$128,179,310

Notional Amount
Written Swaptions — (0.5)%
	Interest Rate Swaptions — (0.5)%
$10,500,000	2-year Interest Rate Swap Put, expiring 3/11/2014, Pay 0.398%, Receive 3-month LIBOR(j)	$(326)
6,950,000	5-year Interest Rate Swap Put, expiring 3/27/2014, Pay 0.957%, Receive 3-month LIBOR(j)	—
17,500,000	10-year Interest Rate Swap Call, expiring 6/22/2015, Pay 3-month LIBOR, Receive 3.940%(j)	(593,477)

	Total Written Swaptions (Premiums Received $588,139)	$(593,803)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

(a)	Federal Tax Information:
At December 31, 2013, the net unrealized appreciation on investments based on a cost of $123,854,048 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,024,014
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,820,179)

	Net unrealized appreciation	$4,203,835

(b)	Non-income producing security.
(c)	Variable rate security. Rate as of December 31, 2013 is disclosed.
(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or swaptions.
(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended December 31, 2013, the issuer has paid 100% of the interest payments in-kind.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Perpetual bond with no specified maturity date.
(h)	Treasury Inflation Protected Security (TIPS).
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Counterparty is Citibank, N.A.
(k)	Counterparty is Credit Suisse International.
(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(m)	A portion of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of Rule 144A holdings amounted to $10,592,137 or 8.3% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippine Peso
UYU	Uruguayan Peso

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2013

Natixis Diversified Income Fund – (continued)

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	3/04/2014	British Pound	67,000	$110,902	$(2,791)
Sell[2]	1/31/2014	Euro	838,000	1,152,821	4,072

Total					$1,281

1 Counterparty is Credit Suisse International.

2 Counterparty is Barclays Bank PLC.

At December 31, 2013, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	3/20/2014	2	$256,625	$3,871

Industry Summary at December 31, 2013 (Unaudited)

Treasuries	13.1%
Banking	4.1
REITs – Regional Malls	3.8
Electric Utilities	3.8
Multi Utilities	3.8
REITs – Apartments	3.6
REITs – Office Property	3.5
REITs – Healthcare	2.7
REITs – Diversified	2.5
ABS Home Equity	2.4
REITs – Shopping Centers	2.3
Technology	2.2
Aerospace & Defense	2.2
REITs – Storage	2.0
Metals & Mining	2.0
Other Investments, less than 2% each	44.4
Short-Term Investments	1.5

Total Investments	99.9
Other assets less liabilities (including open written swaptions, forward foreign currency contracts and futures contracts)	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2013

Natixis U.S. Multi-Cap Equity Fund

Shares	Description	Value (†)
Common Stocks — 96.7% of Net Assets
	Air Freight & Logistics — 2.2%
53,610	Expeditors International of Washington, Inc.	$2,372,242
34,600	FedEx Corp.	4,974,442
22,384	United Parcel Service, Inc., Class B	2,352,111

		9,698,795

	Auto Components — 2.4%
28,200	Autoliv, Inc.	2,588,760
58,700	Delphi Automotive PLC	3,529,631
31,138	Lear Corp.	2,521,244
31,000	TRW Automotive Holdings Corp.(b)	2,306,090

		10,945,725

	Automobiles — 1.3%
139,400	General Motors Co.(b)	5,697,278

	Beverages — 1.3%
16,658	Beam, Inc.	1,133,744
31,057	Coca-Cola Co. (The)	1,282,965
1,793	Diageo PLC, Sponsored ADR	237,429
28,582	Monster Beverage Corp.(b)	1,937,002
27,415	SABMiller PLC, Sponsored ADR	1,405,841

		5,996,981

	Biotechnology — 1.9%
9,803	Alexion Pharmaceuticals, Inc.(b)	1,304,387
13,672	Amgen, Inc.	1,560,796
22,323	Incyte Corp. Ltd.(b)	1,130,213
15,064	Intercept Pharmaceuticals, Inc.(b)	1,028,570
10,415	Isis Pharmaceuticals, Inc.(b)	414,934
8,003	Pharmacyclics, Inc.(b)	846,557
10,718	Puma Biotechnology, Inc.(b)	1,109,635
3,904	Regeneron Pharmaceuticals, Inc.(b)	1,074,537

		8,469,629

	Building Products — 0.7%
28,098	Armstrong World Industries, Inc.(b)	1,618,726
32,545	Fortune Brands Home & Security, Inc.	1,487,306

		3,106,032

	Capital Markets — 4.9%
9,119	Affiliated Managers Group, Inc.(b)	1,977,729
13,394	Artisan Partners Asset Management, Inc.	873,155
11,500	BlackRock, Inc.	3,639,405
90,998	Franklin Resources, Inc.	5,253,315
24,500	Goldman Sachs Group, Inc. (The)	4,342,870
16,295	Greenhill & Co., Inc.	944,132
43,234	Raymond James Financial, Inc.	2,256,382

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2013

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)
	Capital Markets — continued
55,881	SEI Investments Co.	$1,940,747
4,169	Virtus Investment Partners, Inc.(b)	834,008

		22,061,743

	Chemicals — 1.9%
30,604	Axiall Corp.	1,451,854
25,721	Cytec Industries, Inc.	2,396,168
16,499	Westlake Chemical Corp.	2,014,033
25,658	WR Grace & Co.(b)	2,536,807

		8,398,862

	Commercial Banks — 4.0%
186,528	KeyCorp	2,503,206
36,557	Prosperity Bancshares, Inc.	2,317,348
17,143	Signature Bank(b)	1,841,501
28,175	Texas Capital Bancshares, Inc.(b)	1,752,485
63,600	US Bancorp	2,569,440
149,400	Wells Fargo & Co.	6,782,760

		17,766,740

	Commercial Services & Supplies — 0.7%
28,237	ADT Corp. (The)	1,142,751
27,917	Rollins, Inc.	845,606
11,610	Stericycle, Inc.(b)	1,348,734

		3,337,091

	Communications Equipment — 1.7%
153,206	Cisco Systems, Inc.	3,439,475
23,178	Palo Alto Networks, Inc.(b)	1,332,040
36,574	QUALCOMM, Inc.	2,715,619

		7,487,134

	Computers & Peripherals — 0.3%
15,855	3D Systems Corp.(b)	1,473,405

	Consumer Finance — 1.2%
23,168	American Express Co.	2,102,033
44,600	Capital One Financial Corp.	3,416,806

		5,518,839

	Diversified Consumer Services — 0.3%
18,230	Ascent Media Corp., Class A(b)	1,559,759

	Diversified Financial Services — 3.1%
36,557	CBOE Holdings, Inc.	1,899,502
8,676	IntercontinentalExchange Group, Inc.	1,951,406
94,800	JPMorgan Chase & Co.	5,543,904
20,180	MarketAxess Holdings, Inc.	1,349,437
79,457	NASDAQ OMX Group, Inc. (The)	3,162,388

		13,906,637

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2013

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)
	Electric Utilities — 0.3%
16,225	ITC Holdings Corp.	$1,554,679

	Electrical Equipment — 0.7%
62,555	Babcock & Wilcox Co.	2,138,755
9,000	Rockwell Automation, Inc.	1,063,440

		3,202,195

	Electronic Equipment, Instruments & Components — 1.4%
26,712	Amphenol Corp., Class A	2,382,176
41,093	Avnet, Inc.	1,812,612
32,301	Belden, Inc.	2,275,606

		6,470,394

	Energy Equipment & Services — 3.0%
6,969	Dril-Quip, Inc.(b)	766,102
79,572	Helix Energy Solutions Group, Inc.(b)	1,844,479
50,000	National Oilwell Varco, Inc.	3,976,500
41,945	Oceaneering International, Inc.	3,308,622
16,591	Oil States International, Inc.(b)	1,687,636
22,819	Schlumberger Ltd.	2,056,220

		13,639,559

	Food Products — 2.2%
184,427	Danone, Sponsored ADR	2,677,880
66,721	Darling International, Inc.(b)	1,393,134
15,483	Hain Celestial Group, Inc. (The)(b)	1,405,547
13,014	Ingredion, Inc.	890,938
10,943	J.M. Smucker Co. (The)	1,133,914
61,300	Unilever PLC, Sponsored ADR	2,525,560

		10,026,973

	Health Care Equipment & Supplies — 3.4%
58,620	CareFusion Corp.(b)	2,334,249
32,774	DexCom, Inc.(b)	1,160,527
63,738	Hologic, Inc.(b)	1,424,544
26,429	Insulet Corp.(b)	980,516
24,600	Medtronic, Inc.	1,411,794
19,280	Sirona Dental Systems, Inc.(b)	1,353,456
20,168	Teleflex, Inc.	1,892,969
24,196	Varian Medical Systems, Inc.(b)	1,879,787
29,086	Zimmer Holdings, Inc.	2,710,524

		15,148,366

	Health Care Providers & Services — 1.3%
40,466	MEDNAX, Inc.(b)	2,160,075
22,531	Universal Health Services, Inc., Class B	1,830,869
24,789	WellCare Health Plans, Inc.(b)	1,745,642

		5,736,586

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2013

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)
	Health Care Technology — 0.5%
8,625	athenahealth, Inc.(b)	$1,160,062
14,524	Medidata Solutions, Inc.(b)	879,719

		2,039,781

	Hotels, Restaurants & Leisure — 4.5%
3,144	Chipotle Mexican Grill, Inc.(b)	1,675,060
35,430	Dunkin’ Brands Group, Inc.	1,707,726
33,689	Interval Leisure Group, Inc.	1,040,990
87,500	Marriott International, Inc., Class A	4,319,000
22,500	McDonald’s Corp.	2,183,175
75,472	Melco Crown Entertainment Ltd., Sponsored ADR(b)	2,960,012
42,600	Six Flags Entertainment Corp.	1,568,532
24,700	Starwood Hotels & Resorts Worldwide, Inc.	1,962,415
34,527	Wyndham Worldwide Corp.	2,544,295

		19,961,205

	Household Durables — 1.1%
18,023	Harman International Industries, Inc.	1,475,183
53,527	Jarden Corp.(b)	3,283,881

		4,759,064

	Household Products — 0.4%
21,844	Procter & Gamble Co. (The)	1,778,320

	Industrial Conglomerates — 0.2%
18,595	Raven Industries, Inc.	764,998

	Insurance — 2.5%
105,800	American International Group, Inc.	5,401,090
50,000	Aon PLC	4,194,500
52,529	Brown & Brown, Inc.	1,648,885

		11,244,475

	Internet & Catalog Retail — 2.7%
11,449	Amazon.com, Inc.(b)	4,565,747
79,569	Liberty Interactive Corp., Class A(b)	2,335,350
20,154	Liberty Ventures, Series A(b)	2,470,679
7,371	Netflix, Inc.(b)	2,713,781

		12,085,557

	Internet Software & Services — 4.1%
37,415	Cornerstone OnDemand, Inc.(b)	1,995,716
60,018	Facebook, Inc., Class A(b)	3,280,584
5,695	Google, Inc., Class A(b)	6,382,443
30,988	IAC/InterActiveCorp	2,128,566
10,904	LinkedIn Corp., Class A(b)	2,364,314
39,149	Pandora Media, Inc.(b)	1,041,363
16,309	Yelp, Inc.(b)	1,124,506

		18,317,492

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2013

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)
	IT Services — 4.3%
11,986	Alliance Data Systems Corp.(b)	$3,151,479
12,309	Automatic Data Processing, Inc.	994,690
4,500	MasterCard, Inc., Class A	3,759,570
35,182	Teradata Corp.(b)	1,600,429
31,607	Visa, Inc., Class A	7,038,247
25,541	WEX, Inc.(b)	2,529,325

		19,073,740

	Life Sciences Tools & Services — 0.6%
11,740	Mettler-Toledo International, Inc.(b)	2,848,007

	Machinery — 4.9%
17,989	Actuant Corp., Class A	659,117
23,500	Caterpillar, Inc.	2,134,035
15,000	Cummins, Inc.	2,114,550
17,390	Flowserve Corp.	1,370,854
53,500	Illinois Tool Works, Inc.	4,498,280
59,407	ITT Corp.	2,579,452
16,766	Kadant, Inc.	679,358
5,585	Middleby Corp. (The)(b)	1,340,232
11,207	RBC Bearings, Inc.(b)	792,895
56,658	TriMas Corp.(b)	2,260,088
26,594	Trinity Industries, Inc.	1,449,905
23,686	WABCO Holdings, Inc.(b)	2,212,509

		22,091,275

	Marine — 0.5%
22,571	Kirby Corp.(b)	2,240,172

	Media — 3.7%
69,200	Comcast Corp., Special Class A	3,451,696
9,988	Discovery Communications, Inc., Class A(b)	903,115
93,915	Entravision Communications Corp.	571,942
20,500	Liberty Media Corp., Class A(b)	3,002,225
44,494	Lions Gate Entertainment Corp.	1,408,680
57,664	Live Nation Entertainment, Inc.(b)	1,139,441
30,700	Omnicom Group, Inc.	2,283,159
38,115	Sinclair Broadcast Group, Inc., Class A	1,361,849
31,121	Starz, Class A(b)	909,978
18,050	Tribune Co.(b)	1,397,070

		16,429,155

	Metals & Mining — 0.5%
27,193	Reliance Steel & Aluminum Co.	2,062,317

	Multi Utilities — 0.3%
44,872	CMS Energy Corp.	1,201,223

	Multiline Retail — 0.7%
23,179	Dollar Tree, Inc.(b)	1,307,759
24,800	Family Dollar Stores, Inc.	1,611,256

		2,919,015

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2013

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 2.7%
20,129	Antero Resources Corp.(b)	$1,276,984
33,878	Cheniere Energy, Inc.(b)	1,460,819
16,107	Clayton Williams Energy, Inc.(b)	1,319,969
21,848	Diamondback Energy, Inc.(b)	1,154,885
29,500	ExxonMobil Corp.	2,985,400
34,203	Gulfport Energy Corp.(b)	2,159,920
51,171	QEP Resources, Inc.	1,568,391

		11,926,368

	Pharmaceuticals — 2.3%
14,112	Actavis PLC(b)	2,370,816
14,137	Jazz Pharmaceuticals PLC(b)	1,789,179
28,010	Mallinckrodt PLC(b)	1,463,802
20,619	Merck & Co., Inc.	1,031,981
25,574	Novartis AG, ADR	2,055,638
44,396	Prestige Brands Holdings, Inc.(b)	1,589,377

		10,300,793

	REITs – Diversified — 0.3%
35,995	Potlatch Corp.	1,502,431

	REITs – Healthcare — 0.4%
75,111	Sabra Healthcare REIT, Inc.	1,963,402

	REITs – Office Property — 0.3%
62,121	BioMed Realty Trust, Inc.	1,125,633

	REITs – Shopping Centers — 0.2%
36,500	Brixmor Property Group, Inc.	742,045

	REITs – Storage — 0.3%
18,646	Sovran Self Storage, Inc.	1,215,160

	Road & Rail — 2.3%
53,069	Avis Budget Group, Inc.(b)	2,145,049
43,081	Celadon Group, Inc.	839,218
11,312	Genesee & Wyoming, Inc., Class A(b)	1,086,518
14,115	J.B. Hunt Transport Services, Inc.	1,091,089
15,523	Kansas City Southern	1,922,213
19,700	Union Pacific Corp.	3,309,600

		10,393,687

	Semiconductors & Semiconductor Equipment — 5.5%
4,926	Altera Corp.	160,243
5,891	Analog Devices, Inc.	300,029
253,200	Applied Materials, Inc.	4,479,108
38,408	ARM Holdings PLC, Sponsored ADR	2,102,454
16,821	Hittite Microwave Corp.(b)	1,038,360
201,100	Intel Corp.	5,220,556
93,013	Kulicke & Soffa Industries, Inc.(b)	1,237,073
47,200	Lam Research Corp.(b)	2,570,040
80,458	LSI Corp.	886,647
33,860	Microchip Technology, Inc.	1,515,235

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2013

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — continued
70,853	NXP Semiconductors NV(b)	$3,254,278
15,700	Texas Instruments, Inc.	689,387
28,029	Xilinx, Inc.	1,287,092

		24,740,502

	Software — 5.2%
38,279	Autodesk, Inc.(b)	1,926,582
12,172	FactSet Research Systems, Inc.	1,321,636
21,772	FireEye, Inc.(b)	949,477
35,692	Informatica Corp.(b)	1,481,218
24,242	MICROS Systems, Inc.(b)	1,390,764
39,912	Microsoft Corp.	1,493,906
13,336	NetSuite, Inc.(b)	1,373,875
211,509	Oracle Corp.	8,092,334
25,714	ServiceNow, Inc.(b)	1,440,241
31,721	Splunk, Inc.(b)	2,178,281
40,472	Synopsys, Inc.(b)	1,641,949

		23,290,263

	Specialty Retail — 2.9%
23,800	Advance Auto Parts, Inc.	2,634,184
24,600	CarMax, Inc.(b)	1,156,692
9,795	Conn’s, Inc.(b)	771,748
49,778	Lowe’s Cos., Inc.	2,466,500
67,252	Sally Beauty Holdings, Inc.(b)	2,033,028
23,300	Tiffany & Co.	2,161,774
23,478	Tractor Supply Co.	1,821,423

		13,045,349

	Textiles, Apparel & Luxury Goods — 0.8%
26,356	Michael Kors Holdings Ltd.(b)	2,139,844
19,400	NIKE, Inc., Class B	1,525,616

		3,665,460

	Trading Companies & Distributors — 0.7%
23,068	United Rentals, Inc.(b)	1,798,150
14,066	WESCO International, Inc.(b)	1,280,991

		3,079,141

	Transportation Infrastructure — 0.4%
31,213	Macquarie Infrastructure Co. LLC	1,698,924

	Water Utilities — 0.7%
75,869	American Water Works Co., Inc.	3,206,224

	Total Common Stocks (Identified Cost $283,593,444)	432,914,580

Closed-End Investment Companies — 0.5%
106,323	Ares Capital Corp. (Identified Cost $1,497,686)	1,889,360

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2013

Natixis U.S. Multi-Cap Equity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 3.0%
$13,506,279	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2013 at 0.000% to be repurchased at $13,506,279 on 1/02/2014 collateralized by $7,660,000 U.S. Treasury Note, 0.625% due 5/31/2017 valued at $7,564,602; $5,755,000 U.S. Treasury Note, 3.250% due 7/31/2016 valued at $6,222,594 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $13,506,279)	$13,506,279

	Total Investments — 100.2% (Identified Cost $298,597,409)(a)	448,310,219
	Other assets less liabilities — (0.2)%	(689,125)

	Net Assets — 100.0%	$447,621,094

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2013, the net unrealized appreciation on investments based on a cost of $299,249,838 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$149,496,828
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(436,447)

	Net unrealized appreciation	$149,060,381

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2013

Natixis U.S. Multi-Cap Equity Fund – (continued)

Industry Summary at December 31, 2013 (Unaudited)

Semiconductors & Semiconductor Equipment	5.5%
Software	5.2
Machinery	4.9
Capital Markets	4.9
Hotels, Restaurants & Leisure	4.5
IT Services	4.3
Internet Software & Services	4.1
Commercial Banks	4.0
Media	3.7
Health Care Equipment & Supplies	3.4
Diversified Financial Services	3.1
Energy Equipment & Services	3.0
Specialty Retail	2.9
Internet & Catalog Retail	2.7
Oil, Gas & Consumable Fuels	2.7
Insurance	2.5
Auto Components	2.4
Road & Rail	2.3
Pharmaceuticals	2.3
Food Products	2.2
Air Freight & Logistics	2.2
Other Investments, less than 2% each	24.4
Short-Term Investments	3.0

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities

December 31, 2013

	McDonnell Intermediate Municipal Bond Fund	Natixis Diversified Income Fund	Natixis U.S. Multi-Cap Equity Fund
ASSETS
Investments at cost	$20,855,117	$121,564,797	$285,091,130
Repurchase agreement(s) at cost	2,681,354	1,849,768	13,506,279
Net unrealized appreciation (depreciation)	(504,948)	4,643,318	149,712,810

Investments at value	23,031,523	128,057,883	448,310,219
Cash	—	48,012	45,738
Foreign currency at value (identified cost $0, $16,271 and $0)	—	16,202	—
Receivable for Fund shares sold	199,994	133,489	271,313
Receivable from investment adviser (Note 6)	17,350	—	—
Receivable for securities sold	—	222,574	167,832
Collateral received for open interest rate swaptions (Notes 2 and 4)	—	260,000	—
Dividends and interest receivable	254,173	805,952	237,037
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	4,072	—
Tax reclaims receivable	—	314	—
Receivable for variation margin on futures contracts (Note 2)	—	938	—

TOTAL ASSETS	23,503,040	129,549,436	449,032,139

LIABILITIES
Swaptions written, at value (premiums received $0, $588,139 and $0) (Note 2)	—	593,803	—
Payable for securities purchased	641,084	24,869	93,950
Payable for Fund shares redeemed	52	266,472	313,008
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	2,791	—
Due to broker (Note 2)	—	260,000	—
Distributions payable	408	—	—
Management fees payable (Note 6)	—	59,155	266,521
Deferred Trustees’ fees (Note 6)	8,723	87,994	533,755
Administrative fees payable (Note 6)	806	4,789	16,203
Payable to distributor (Note 6d)	3	1,051	1,882
Other accounts payable and accrued expenses	46,438	69,202	185,726

TOTAL LIABILITIES	697,514	1,370,126	1,411,045

NET ASSETS	$22,805,526	$128,179,310	$447,621,094

NET ASSETS CONSIST OF:
Paid-in capital	$23,659,126	$134,172,757	$292,408,289
Distributions in excess of net investment income	(326)	(165,741)	(533,755)
Accumulated net realized gain (loss) on investments, futures contracts, swaptions written, swap agreements and foreign currency transactions	(348,326)	(10,468,946)	6,033,750
Net unrealized appreciation (depreciation) on investments, futures contracts, swaptions written and foreign currency translations	(504,948)	4,641,240	149,712,810

NET ASSETS	$22,805,526	$128,179,310	$447,621,094

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities (continued)

December 31, 2013

	McDonnell Intermediate Municipal Bond Fund	Natixis Diversified Income Fund	Natixis U.S. Multi-Cap Equity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,046,988	$79,038,962	$371,101,597

Shares of beneficial interest	109,710	6,475,015	11,223,091

Net asset value and redemption price per share	$9.54	$12.21	$33.07

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$9.89	$12.79	$35.09

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$—	$7,707,956

Shares of beneficial interest	—	—	286,423

Net asset value and offering price per share	$—	$—	$26.91

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$55,038	$48,511,894	$44,150,444

Shares of beneficial interest	5,772	3,985,803	1,640,094

Net asset value and offering price per share	$9.54	$12.17	$26.92

Class Y shares:
Net assets	$21,703,500	$628,454	$24,661,097

Shares of beneficial interest	2,274,594	51,545	679,052

Net asset value, offering and redemption price per share	$9.54	$12.19	$36.32

See accompanying notes to financial statements.

53  |

Statements of Operations

For the Year Ended December 31, 2013

	McDonnell Intermediate Municipal Bond Fund	Natixis Diversified Income Fund	Natixis U.S. Multi-Cap Equity Fund
INVESTMENT INCOME
Dividends	$—	$2,236,615	$4,696,408
Interest	328,976	2,514,144	391
Less net foreign taxes withheld	—	(1,392)	(21,657)

	328,976	4,749,367	4,675,142

Expenses
Management fees (Note 6)	78,518	761,527	3,162,705
Service and distribution fees (Note 6)	1,204	744,634	1,286,352
Administrative fees (Note 6)	8,665	61,123	174,513
Trustees’ fees and expenses (Note 6)	18,059	32,859	108,418
Transfer agent fees and expenses (Note 6)	718	99,417	552,211
Audit and tax services fees	43,492	49,195	58,746
Custodian fees and expenses	12,516	49,931	33,487
Legal fees	248	1,864	5,007
Registration fees	32,616	59,482	69,002
Shareholder reporting expenses	1,158	33,263	41,423
Miscellaneous expenses	8,608	16,008	16,957

Total expenses	205,802	1,909,303	5,508,821
Less waiver and/or expense reimbursement (Note 6)	(96,635)	(2,263)	(71,229)

Net expenses	109,167	1,907,040	5,437,592

Net investment income (loss)	219,809	2,842,327	(762,450)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(348,326)	7,138,276	37,957,408
Futures contracts	—	2,463	—
Swaptions written	—	(213,115)	—
Swap agreements	—	(5,600)	—
Foreign currency transactions	—	(105,061)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(347,464)	(2,947,754)	82,618,997
Futures contracts	—	3,871	—
Swaptions written	—	(7,069)	—
Foreign currency translations	—	28,602	—

Net realized and unrealized gain (loss) on investments, futures contracts, swaptions written, swap agreements and foreign currency transactions	(695,790)	3,894,613	120,576,405

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(475,981)	$6,736,940	$119,813,955

See accompanying notes to financial statements.

|  54

Statements of Changes in Net Assets

	McDonnell Intermediate Municipal Bond Fund
	Year Ended December 31, 2013	Period Ended December 31, 2012(a)
FROM OPERATIONS:
Net investment income (loss)	$219,809	$(15,423)
Net realized gain (loss) on investments	(348,326)	—
Net change in unrealized appreciation (depreciation) on investments	(347,464)	(157,484)

Net decrease in net assets resulting from operations	(475,981)	(172,907)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,763)	—
Class C	(41)	—
Class Y	(222,054)	—

Total distributions	(225,858)	—

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	8,678,272	15,002,000

Net increase in net assets	7,976,433	14,829,093
NET ASSETS
Beginning of the year	14,829,093	—

End of the year	$22,805,526	$14,829,093

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(326)	$—

(a)	From commencement of operations on November 16, 2012 through December 31, 2012.

See accompanying notes to financial statements.

55  |

Statements of Changes in Net Assets (continued)

	Natixis Diversified Income Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$2,842,327	$2,365,007
Net realized gain on investments, futures contracts, swaptions written, swap agreements and foreign currency transactions	6,816,963	3,192,967
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swaptions written and foreign currency translations	(2,922,350)	6,339,253

Net increase in net assets resulting from operations	6,736,940	11,897,227

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,123,101)	(1,812,951)
Class C	(943,848)	(841,232)
Class Y	(21,931)	(4)

Total distributions	(3,088,880)	(2,654,187)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(3,382,992)	43,646,015

Net increase in net assets	265,068	52,889,055
NET ASSETS
Beginning of the year	127,914,242	75,025,187

End of the year	$128,179,310	$127,914,242

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(165,741)	$(111,602)

See accompanying notes to financial statements.

|  56

Statements of Changes in Net Assets (continued)

	Natixis U.S. Multi-Cap Equity Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(762,450)	$573,658
Net realized gain on investments	37,957,408	21,303,004
Net change in unrealized appreciation (depreciation) on investments	82,618,997	33,931,856

Net increase in net assets resulting from operations	119,813,955	55,808,518

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(729,498)
Class Y	—	(50,735)
Net realized capital gains
Class A	(27,351,336)	(14,045,378)
Class B	(739,952)	(644,004)
Class C	(3,885,125)	(1,754,423)
Class Y	(1,541,929)	(486,679)

Total distributions	(33,518,342)	(17,710,717)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	18,695,182	(24,263,141)

Net increase in net assets	104,990,795	13,834,660
NET ASSETS
Beginning of the year	342,630,299	328,795,639

End of the year	$447,621,094	$342,630,299

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(533,755)	$(450,777)

See accompanying notes to financial statements.

57  |

This Page Intentionally Left Blank

|  58

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND
Class A
12/31/2013	$9.89	$0.09	$(0.35)	$(0.26)	$(0.09)	$—	$(0.09)
12/31/2012(f)	10.00	(0.01)	(0.10)	(0.11)	—	—	—
Class C
12/31/2013	9.89	0.01	(0.34)	(0.33)	(0.02)	—	(0.02)
12/31/2012(f)	10.00	(0.01)	(0.10)	(0.11)	—	—	—
Class Y
12/31/2013	9.88	0.11	(0.34)	(0.23)	(0.11)	—	(0.11)
12/31/2012(f)	10.00	(0.01)	(0.11)	(0.12)	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	From commencement of operations on November 16, 2012 through December 31, 2012.
(g)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

59  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%)(b)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)	Net investment income (loss) (%)(e)	Portfolio turnover rate(%)

$9.54	(2.66)	$1,047	0.80		1.37	0.90	37
9.89	(1.10)	1	2.19	(g)	2.23	(0.71)	0

9.54	(3.35)	55	1.55		2.08	0.14	37
9.89	(1.10)	1	2.20	(g)	2.24	(0.73)	0

9.54	(2.31)	21,704	0.55		1.04	1.13	37
9.88	(1.20)	14,827	2.33	(g)	2.37	(0.84)	0

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS DIVERSIFIED INCOME FUND
Class A
12/31/2013	$11.83	$0.29	$0.40	$0.69	$(0.31)	$—	$(0.31)
12/31/2012	10.74	0.29	1.12	1.41	(0.32)	—	(0.32)
12/31/2011	10.41	0.34	0.40	0.74	(0.41)	—	(0.41)
12/31/2010	9.22	0.34	1.18	1.52	(0.33)	—	(0.33)
12/31/2009	7.18	0.36	1.97	2.33	(0.29)	—	(0.29)
Class C
12/31/2013	11.80	0.19	0.39	0.58	(0.21)	—	(0.21)
12/31/2012	10.71	0.20	1.12	1.32	(0.23)	—	(0.23)
12/31/2011	10.39	0.26	0.39	0.65	(0.33)	—	(0.33)
12/31/2010	9.20	0.27	1.17	1.44	(0.25)	—	(0.25)
12/31/2009	7.17	0.30	1.97	2.27	(0.24)	—	(0.24)
Class Y
12/31/2013	11.83	0.33	0.37	0.70	(0.34)	—	(0.34)
12/31/2012(f)	11.72	(0.02)	0.18	0.16	(0.05)	—	(0.05)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	From commencement of Class operations on December 3, 2012, through December 31, 2012.

See accompanying notes to financial statements.

|  61

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$12.21	5.84	$79,039	1.09	1.09	2.34	41
11.83	13.22	78,216	1.11	1.11	2.53	29
10.74	7.21	45,211	1.13	1.13	3.17	20
10.41	16.73	35,787	1.19	1.19	3.51	28
9.22	33.32	33,796	1.21	1.21	4.67	22

12.17	4.98	48,512	1.84	1.84	1.59	41
11.80	12.43	49,697	1.86	1.86	1.79	29
10.71	6.33	29,814	1.88	1.88	2.42	20
10.39	15.90	27,355	1.94	1.94	2.76	28
9.20	32.24	25,301	1.96	1.96	3.90	22

12.19	5.93	628	0.83	0.83	2.71	41
11.83	1.35	1	1.00	1.00	(2.37)	29

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS U.S. MULTI-CAP EQUITY FUND
Class A
12/31/2013	$26.35	$(0.04)		$9.34	$9.30	$—	$(2.58)	$(2.58)
12/31/2012	23.56	0.07		4.12	4.19	(0.07)	(1.33)	(1.40)
12/31/2011	25.17	(0.04)		(0.69)	(0.73)	—	(0.88)	(0.88)
12/31/2010	20.68	0.03	(h)	4.50	4.53	(0.04)	—	(0.04)
12/31/2009	15.16	(0.01)		5.53	5.52	—	—	—
Class B
12/31/2013	21.98	(0.22)		7.73	7.51	—	(2.58)	(2.58)
12/31/2012	19.93	(0.12)		3.50	3.38	—	(1.33)	(1.33)
12/31/2011	21.60	(0.21)		(0.58)	(0.79)	—	(0.88)	(0.88)
12/31/2010	17.85	(0.12	)(h)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.78	4.66	—	—	—
Class C
12/31/2013	21.99	(0.22)		7.73	7.51	—	(2.58)	(2.58)
12/31/2012	19.94	(0.11)		3.49	3.38	—	(1.33)	(1.33)
12/31/2011	21.61	(0.20)		(0.59)	(0.79)	—	(0.88)	(0.88)
12/31/2010	17.86	(0.12	)(h)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.79	4.67	—	—	—
Class Y
12/31/2013	28.68	0.05		10.17	10.22	—	(2.58)	(2.58)
12/31/2012	25.52	0.17		4.46	4.63	(0.14)	(1.33)	(1.47)
12/31/2011	27.12	0.04		(0.76)	(0.72)	—	(0.88)	(0.88)
12/31/2010	22.27	0.05	(h)	4.90	4.95	(0.10)	—	(0.10)
12/31/2009	16.29	0.04		5.94	5.98	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective June 1, 2011, the expense limit decreased to 1.30%, 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Class Y shares, respectively.
(h)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.04), $(0.18), $(0.18) and $(0.02) for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.19)%, (0.98)%, (0.94)% and (0.08)% for Class A, Class B, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

63  |

				Ratios to Average Net Assets:

Increase from regulatory settlements(b)	Net asset value, end of the period	Total return (%)(c)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(f)	Net investment income (loss) (%)(f)		Portfolio turnover rate(%)

$—	$33.07	35.75	$371,102	1.30		1.32	(0.12)		50
—	26.35	17.79	289,898	1.30		1.35	0.25		52
—	23.56	(2.79)	281,467	1.34	(g)	1.38	(0.15)		97
0.00	25.17	21.90	314,384	1.40		1.50	0.14	(h)	79
—	20.68	36.41	280,846	1.40		1.56	(0.05)		115

—	26.91	34.70	7,708	2.05		2.07	(0.89)		50
—	21.98	16.97	11,172	2.05		2.10	(0.55)		52
—	19.93	(3.53)	16,820	2.10	(g)	2.13	(0.94)		97
0.00	21.60	21.01	28,787	2.15		2.25	(0.66	)(h)	79
—	17.85	35.33	37,406	2.15		2.31	(0.80)		115

—	26.92	34.69	44,150	2.05		2.07	(0.86)		50
—	21.99	16.96	30,525	2.05		2.10	(0.49)		52
—	19.94	(3.53)	28,462	2.09	(g)	2.13	(0.90)		97
0.00	21.61	21.00	30,912	2.15		2.25	(0.62	)(h)	79
—	17.86	35.41	28,580	2.15		2.31	(0.80)		115

—	36.32	36.06	24,661	1.05		1.07	0.13		50
—	28.68	18.15	11,035	1.05		1.10	0.61		52
—	25.52	(2.56)	2,047	1.09	(g)	1.14	0.16		97
0.00	27.12	22.21	1,317	1.15		1.24	0.22	(h)	79
—	22.27	36.71	5,325	1.15		1.22	0.20		115

See accompanying notes to financial statements.

|  64

Notes to Financial Statements

December 31, 2013

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Natixis Diversified Income Fund (the “Diversified Income Fund”)

Natixis U.S. Multi-Cap Equity Fund (the “U.S. Multi-Cap Equity Fund”)

Natixis Funds Trust II:

McDonnell Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

On February 14, 2013, Natixis Global Asset Management, L.P. (“Natixis US”) made an additional seed money investment of $5,000,000 in Intermediate Municipal Bond Fund.

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares of U.S. Multi-Cap Equity Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 3.50%, 4.50% and 5.75%, for Intermediate Municipal Bond Fund, Diversified Income Fund and U.S. Multi-Cap Equity Fund, respectively. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each

65  |

Notes to Financial Statements (continued)

December 31, 2013

class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadvisers and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service, if available, or prices obtained from broker-dealers. Centrally cleared interest rate swaps are valued at settlement prices of the

|  66

Notes to Financial Statements (continued)

December 31, 2013

clearinghouse on which the contracts were traded, if available, or prices obtained from broker-dealers. Interest rate swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or prices obtained from broker-dealers. Short-term obligations (purchased with an original or remaining maturity of sixty days or less) are valued at amortized cost (which approximates market value).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions

67  |

Notes to Financial Statements (continued)

December 31, 2013

is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

|  68

Notes to Financial Statements (continued)

December 31, 2013

e.  Futures Contracts.  Certain Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase

69  |

Notes to Financial Statements (continued)

December 31, 2013

transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter (“OTC”) options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

For the year ended December 31, 2013, the Funds were not party to any OTC options.

g.  Swaptions.  Diversified Income Fund may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

|  70

Notes to Financial Statements (continued)

December 31, 2013

h.  Swap Agreements.  Diversified Income Fund may enter into interest rate swaps.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

i.  Due to Brokers.  Transactions and positions in certain interest rate swaptions are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. The due to broker balance in the Statements of Assets and Liabilities for Diversified Income Fund represents cash received as collateral for open interest rate swaptions. In certain circumstances the Fund’s use of cash and/or securities pledged as collateral is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2013 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or

71  |

Notes to Financial Statements (continued)

December 31, 2013

decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, inflation protected securities, contingent payment debt instruments, premium amortization, paydown gains and losses, defaulted bonds, interest rate swap adjustments, return of capital and capital gain distributions received, foreign currency transactions and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted bonds, trust preferred securities, contingent payment debt instruments, return of capital distributions received, wash sales and futures and forward foreign currency contract mark to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

|  72

Notes to Financial Statements (continued)

December 31, 2013

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2013 and 2012 were as follows:

	2013 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$—	$225,858	$—	$225,858
Diversified Income Fund	3,088,880	—	—	3,088,880
U.S Multi-Cap Equity Fund	2,591,791	—	30,926,551	33,518,342

	2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$—	$—	$—
Diversified Income Fund	2,654,187	—	2,654,187
U.S Multi-Cap Equity Fund	3,574,177	14,136,540	17,710,717
Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Intermediate Municipal Bond Fund	Diversified Income Fund	U.S. Multi-Cap Equity Fund
Undistributed ordinary income	$—	$37,265	$95,386
Undistributed tax exempt income	8,397	—	—
Undistributed long-term capital gains	—	—	6,590,793

Total undistributed earnings	8,397	37,265	6,686,179

Capital loss carryforward:
Short-term:
Expires December 31, 2017	—	(10,106,858)	—
No expiration date	(342,616)	—	—
Long-term:
No expiration date	(5,710)	—	—

Total capital loss carryforward	(348,326)	(10,106,858)	—
Unrealized appreciation (depreciation)	(504,948)	4,196,605	149,060,381

Total accumulated earnings (losses)	$(844,877)	$(5,872,988)	$155,746,560

Capital loss carryforward utilized in the current year	$—	$6,557,308	$—

73  |

Notes to Financial Statements (continued)

December 31, 2013

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2013, each Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. When the Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Fund’s commitment. No interest accrues to the Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

No delayed delivery securities were held by the Funds as of December 31, 2013.

n.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in

|  74

Notes to Financial Statements (continued)

December 31, 2013

an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2013, none of the Funds had loaned securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

75  |

Notes to Financial Statements (continued)

December 31, 2013

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2013, at value:

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$20,350,169	$—	$20,350,169
Short-Term Investments	—	2,681,354	—	2,681 ,354

Total	$—	$23,031,523	$—	$23,031,523

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2013, there were no transfers among Levels 1, 2 and 3.

Diversified Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks(a)	$64,806,394	$—	$—		$64,806,394
Bonds and Notes
Non-Convertible Bonds
ABS Other	—	—	284,200	(b)	284,200
Airlines	—	391,999	1,487,108	(b)	1,879,107
Retailers	—	1,727,507	254,668	(b)	1,982,175
All Other Non-Convertible Bonds(a)	—	49,935,203	—		49,935,203

Total Non-Convertible Bonds	—	52,054,709	2,025,976		54,080,685

Convertible Bonds(a)	—	4,354,622	—		4,354,622
Municipals(a)	—	35,146	—		35,146

Total Bonds and Notes	—	56,444,477	2,025,976		58,470,453

Preferred Stocks
Non-Convertible Preferred Stocks(a)	924,111	—	—		924,111
Convertible Preferred Stocks
REITs — Mortgage	—	110,360	—		110,360
Wireless	—	89,334	—		89,334
All Other Convertible Preferred Stocks(a)	661,180	—	—		661,180

Total Convertible Preferred Stocks	661,180	199,694	—		860,874

Total Preferred Stocks	1,585,291	199,694	—		1,784,985

|  76

Notes to Financial Statements (continued)

December 31, 2013

Diversified Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Purchased Swaptions(a)	$—	$1,021,337	$—	$1,021,337
Short-Term Investments	—	1,974,714	—	1,974,714

Total Investments	66,391,685	59,640,222	2,025,976	128,057,883

Forward Foreign Currency Contracts (unrealized appreciation)	—	4,072	—	4,072
Futures Contracts (unrealized appreciation)	3,871	—	—	3,871

Total	$66,395,556	$59,644,294	$2,025,976	$128,065,826

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Swaptions(a)	$—	$(593,803)	$—	$(593,803)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(2,791)	—	(2,791)

Total	$—	$(596,594)	$—	$(596,594)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices where the inputs are unobservable.

Preferred stocks valued at $166,664 were transferred from Level 2 to Level 1 during the period ended December 31, 2013. At December 31, 2013, these securities were valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

The Fund’s pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place.

77  |

Notes to Financial Statements (continued)

December 31, 2013

U.S. Multi-Cap Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$432,914,580	$—	$—	$432,914,580
Closed End Investment Companies	1,889,360	—	—	1,889,360
Short-Term Investments	—	13,506,279	—	13,506,279

Total	$434,803,940	$13,506,279	$—	$448,310,219

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2013, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2012 and/or December 31, 2013:

Diversified Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$4,632	$279,568
Airlines	—	69	35	(6,819)	85,000
Retailers	—	—	—	(332)	255,000

Total	$—	$69	$35	$(2,519)	$619,568

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2013
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$284,200	$4,632
Airlines	(88,455)	1,497,278	—	1,487,108	(6,819)
Retailers	—	—	—	254,668	(332)

Total	$(88,455)	$1,497,278	$—	$2,025,976	$(2,519)

|  78

Notes to Financial Statements (continued)

December 31, 2013

Debt securities valued at $1,497,278 were transferred from Level 2 to Level 3 during the period ended December 31, 2013. At December 31, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Diversified Income Fund and U.S. Multi-Cap Equity Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and interest rate swaps and swaptions.

Diversified Income Fund may use interest rate swaps and interest rate swaptions to gain exposure, such as to enter into a contract to benefit from a rise or fall in interest rates. During the year ended December 31, 2013, the Fund engaged in interest rate swaps and interest rate swaptions for this purpose.

Diversified Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2013, the Fund engaged in forward foreign currency transactions for hedging purposes.

Diversified Income Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts, interest rate swaps and interest rate swaptions to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended December 31, 2013, the Fund used futures contracts, interest rate swaps and interest rate swaptions for hedging purposes and to manage duration.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. U.S. Multi-Cap Equity Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options and written put options for investment purposes. During the year ended December 31, 2013, the Fund engaged in purchased put option transactions for hedging purposes and purchased call option transactions for investment purposes.

79  |

Notes to Financial Statements (continued)

December 31, 2013

The following is a summary of derivative instruments for Diversified Income Fund as of December 31, 2013, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Total
Over-the-counter asset derivatives
Interest rate contracts	$1,021,337	$—	$—	$1,021,337
Foreign exchange contracts	—	4,072	—	4,072

Total over-the-counter asset derivatives	$1,021,337	$4,072	$—	$1,025,409

Exchange traded/cleared asset derivatives
Interest rate contracts	—	—	3,871	3,871

Total asset derivatives	$1,021,337	$4,072	$3,871	$1,029,280

Liabilities	Swaptions written at value	Unrealized depreciation on forward foreign currency contracts	Total
Over-the-counter liability derivatives
Interest rate contracts	$(593,803)	$—	$(593,803)
Foreign exchange contracts	—	(2,791)	(2,791)

Total over-the-counter liability derivatives	$(593,803)	$(2,791)	$(596,594)

Total liability derivatives	$(593,803)	$(2,791)	$(596,594)

[1]	Represents purchased swaptions, at value.
[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Diversified Income Fund during the year ended December 31, 2013 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[3]	Futures contracts	Swaptions written	Swap agreements	Foreign currency transactions[4]
Interest rate contracts	$347,887	$2,463	$(213,115)	$(5,600)	$—
Foreign exchange contracts	—	—	—	—	(102,163)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[3]	Futures contracts	Swaptions written	Foreign currency translations[4]
Interest rate contracts	$(2,642)	$3,871	$(7,069)	$—
Foreign exchange contracts	—	—		32,372

[3]	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for purchased swaptions during the period.
[4]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

|  80

Notes to Financial Statements (continued)

December 31, 2013

Transactions in derivative instruments for U.S. Multi-Cap Equity Fund during the year ended December 31, 2013 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[1]
Equity contracts	$(283,328)

[1]	Represents realized loss for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Diversified Income Fund enters into over-the counter derivatives, including forward foreign currency contracts, interest rate swaps, and interest rate swaptions, pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by Diversified Income Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Diversified Income Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

As of December 31, 2013, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statement of Assets & Liabilities and the related net amounts after taking into account master netting arrangements for Diversified Income Fund, by counterparty, are as follows:

Counterparty	Gross Amounts of Derivative Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Barclays Bank PLC	$4,072	$—	$4,072	$—	$4,072
Citibank, N.A.	984,119	(593,803)	390,316	(260,000)	130,316
Credit Suisse International	37,218	(2,791)	34,427	—	34,427

	$1,025,409	$(596,594)	$428,815	$(260,000)	$168,815

81  |

Notes to Financial Statements (continued)

December 31, 2013

Counterparty	Gross Amounts of Derivative Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Citibank, N.A.	$(593,803)	$593,803	$—	$—	$—
Credit Suisse International	(2,791)	2,791	—	—	—

	$(596,594)	$596,594	$—	$—	$—

The actual collateral received or pledged may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements for Diversified Income Fund include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The risk of loss to the Fund from counterparty default should be limited to the extent the Fund is undercollateralized for over-the-counter derivatives; however, final settlement of the Fund’s claim against any collateral received may be subject to bankruptcy court proceedings. Additionally, cash or securities held at or pledged to counterparties for initial/variation margin for futures contracts or as collateral for over-the-counter derivatives may be subject to bankruptcy court proceedings. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, including securities held at or pledged to counterparties for initial/variation margin that could be subject to the terms of a final settlement in a bankruptcy court proceeding, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $1,046,338 and the amount of loss that the Fund would incur after taking into account master netting arrangements pursuant to ISDA agreements is $189,744.

These amounts include cash received as collateral for Diversified Income Fund of $260,000.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets, for Diversified Income Fund, based on gross month-end and/or daily notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2013:

Diversified Income Fund	Forwards	Futures	Swaps
Average Notional Amount Outstanding	1.30%	0.08%	0.03%
Highest Notional Amount Outstanding	1.58%	0.92%	1.44%
Lowest Notional Amount Outstanding	0.95%	0.00%	0.00%
Notional Amount Outstanding as of December 31, 2013	0.99%	0.20%	0.00%

|  82

Notes to Financial Statements (continued)

December 31, 2013

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The volume of interest rate swaption activity, as a percentage of net assets, for Diversified Income Fund, based on average premiums paid or received during the period, including long and short positions, at absolute value, was as follows for the year ended December 31, 2013:

Diversified Income Fund	Interest Rate Put Swaptions Written	Interest Rate Call Swaptions Written	Interest Rate Call Swaptions Purchased	Interest Rate Put Swaptions Purchased
Average Premium Paid/Received	0.03%	0.32%	0.51%	0.10%
Highest Premium Paid/Received	0.05%	0.44%	0.67%	0.12%
Lowest Premium Paid/Received	0.02%	0.20%	0.33%	0.08%
Premium Paid/Received as of December 31, 2013	0.02%	0.44%	0.67%	0.12%

The volume of option contract activity, as a percentage of net assets, for U.S. Multi-Cap Equity Fund, based on month-end market values of equity securities underlying purchased options, at absolute value, was as follows for the year ended December 31, 2013:

U.S. Multi-Cap Equity Fund*	Call Options Purchased	Put Options Purchased
Average Market Value of Underlying Securities	0.19%	0.04%
Highest Market Value of Underlying Securities	0.86%	0.20%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of December 31, 2013	0.00%	0.00%

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

Market value of underlying securities at the end of the prior period are included in the averages above.

83  |

Notes to Financial Statements (continued)

December 31, 2013

The following is a summary of Diversified Income Fund’s written swaption activity:

	Notional Amount	Premiums
Outstanding at December 31, 2012	$77,000,000	$397,200
Swaptions written	41,950,000	879,806
Swaptions terminated in closing purchase transactions	(84,000,000)	(688,867)

Outstanding at December 31, 2013	$34,950,000	$588,139

5.  Purchases and Sales of Securities.  For the year ended December 31, 2013, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Intermediate Municipal Bond Fund	$13,714,169	$6,666,326
Diversified Income Fund	46,213,301	41,606,665
U.S. Multi-Cap Equity Fund	191,206,621	213,278,550

For the year ended December 31, 2013, purchases and sales of U.S. Government/Agency securities by Diversified Income Fund were $8,183,856 and $13,262,119, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $800 million	Over $1 billion
Intermediate Municipal Bond Fund	0.40%	0.40%	0.40%
Diversified Income Fund	0.55%	0.55%	0.50%
U.S. Multi-Cap Equity Fund	0.80%	0.80%	0.80%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Intermediate Municipal Bond Fund	McDonnell Investment Management, LLC (“McDonnell”)
Diversified Income Fund	AEW Capital Management, L.P. (“AEW”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Multi-Cap Equity Fund	Harris
Loomis Sayles

|  84

Notes to Financial Statements (continued)

December 31, 2013

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $250 Million	Over $250 Million
Intermediate Municipal Bond Fund	McDonnell	0.20%	0.20%
Diversified Income Fund
Diversified REIT Segment	AEW	0.45%	0.40%
Inflation Protected Securities Segment	Loomis Sayles	0.25%	0.20%
Multi-Sector Bond Segment	Loomis Sayles	0.35%	0.30%
U.S. Multi-Cap Equity Fund
Harris Associates Segment	Harris	0.45%	0.40%
Large Cap Growth Segment	Loomis Sayles	0.25%	0.25%
Mid Cap Growth Segment	Loomis Sayles	0.50%	0.45%
Small/Mid Core Segment	Loomis Sayles	0.50%	0.45%

Payments to NGAM Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

NGAM Advisors has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2014 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended December 31, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Intermediate Municipal Bond Fund	0.80%	—	1.55%	0.55%
Diversified Income Fund	1.25%	—	2.00%	1.00%
U.S. Multi-Cap Equity Fund	1.30%	2.05%	2.05%	1.05%

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

85  |

Notes to Financial Statements (continued)

December 31, 2013

For the year ended December 31, 2013, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waiver of Management Fee	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Intermediate Municipal Bond Fund	$78,518	$78,518	$—	$—	0.40%	—
Diversified Income Fund	761,527	—	2,263	759,264	0.55%	0.55%
U.S. Multi-Cap Equity Fund	3,162,705	71,229	—	3,091,476	0.80%	0.78%

[1]	Management fee waivers are subject to possible recovery until December 31, 2014.

For the year ended December 31, 2013, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Intermediate Municipal Bond Fund	$18,117

[2]	Expense reimbursements are subject to possible recovery until December 31, 2014.

No expenses were recovered for any of the Funds during the year ended December 31, 2013 under the terms of the expense limitation agreements.

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, AEW, McDonnell, Hansberger, Loomis Sayles and Harris are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

|  86

Notes to Financial Statements (continued)

December 31, 2013

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2013, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Intermediate Municipal Bond Fund	$1,009	$—	$49	$—	$146
Diversified Income Fund	210,953	—	133,420	—	400,261
U.S. Multi-Cap Equity Fund	828,113	23,137	91,423	69,411	274,268

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2013, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Intermediate Municipal Bond Fund	$8,665
Diversified Income Fund	61,123
U.S. Multi-Cap Equity Fund	174,513

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board,

87  |

Notes to Financial Statements (continued)

December 31, 2013

which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$131
Diversified Income Fund	88,429
U.S. Multi-Cap Equity Fund	140,306

As of December 31, 2013, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$3
Diversified Income Fund	1,051
U.S. Multi-Cap Equity Fund	1,882

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2013 were as follows:

Fund	Commissions
Intermediate Municipal Bond Fund	$3,255
Diversified Income Fund	91,555
U.S. Multi-Cap Equity Fund	170,573

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based

|  88

Notes to Financial Statements (continued)

December 31, 2013

on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2014, the Chairperson of the Board will receive a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $130,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At December 31, 2013, Natixis US held shares of Intermediate Municipal Bond Fund representing 84.77% of the Fund’s net assets. Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended December 31, 2013, none of the Funds had borrowings under this agreement.

8.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2013, amounts rebated under these agreements were as follows:

Fund	Rebates
Diversified Income Fund	$1,123
U.S. Multi-Cap Equity Fund	19,338

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of

89  |

Notes to Financial Statements (continued)

December 31, 2013

regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012*
Intermediate Municipal Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	110,750	$1,054,332	100	$1,000
Issued in connection with the reinvestment of distributions	394	3,760	—	—
Redeemed	(1,534)	(14,587)	—	—

Net change	109,610	$1,043,505	100	$1,000

Class C
Issued from the sale of shares	5,672	$54,216	100	$1,000
Issued in connection with the reinvestment of distributions	3	32	—	—
Redeemed	(3)	(30)	—	—

Net change	5,672	$54,218	100	$1,000

Class Y
Issued from the sale of shares	764,014	$7,476,085	1,500,000	$15,000,000
Issued in connection with the reinvestment of distributions	22,939	221,518	—	—
Redeemed	(12,359)	(117,054)	—	—

Net change	774,594	$7,580,549	1,500,000	$15,000,000

Increase (decrease) from capital share transactions	889,876	$8,678,272	1,500,200	$15,002,000

*	From commencement of operations on November 16, 2012 through December 31, 2012.

	Year Ended December 31, 2013		Year Ended December 31, 2012*
Diversified Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,296,819	$28,186,176	3,830,370	$43,949,653
Issued in connection with the reinvestment of distributions	143,499	1,747,254	126,943	1,459,732
Redeemed	(2,574,911)	(31,275,395)	(1,556,939)	(18,059,938)

Net change	(134,593)	$(1,341,965)	2,400,374	$27,349,447

Class C
Issued from the sale of shares	1,235,545	$15,057,397	1,866,725	$21,303,074
Issued in connection with the reinvestment of distributions	44,750	543,265	39,405	452,182
Redeemed	(1,505,441)	(18,273,142)	(477,710)	(5,459,692)

Net change	(225,146)	$(2,672,480)	1,428,420	$16,295,564

Class Y
Issued from the sale of shares	101,531	$1,240,996	85	$1,000
Issued in connection with the reinvestment of distributions	1,769	21,605	1	4
Redeemed	(51,841)	(631,148)	—	—

Net change	51,459	$631,453	86	$1,004

Increase (decrease) from capital share transactions	(308,280)	$(3,382,992)	3,828,880	$43,646,015

*	From commencement of operations on December 3, 2012 through December 31, 2012 for Class Y Shares.

|  90

Notes to Financial Statements (continued)

December 31, 2013

10.  Capital Shares (continued).

	Year Ended December 31, 2013		Year Ended December 31, 2012
U.S. Multi-Cap Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	758,252	$23,078,823	489,422	$12,752,911
Issued in connection with the reinvestment of distributions	830,421	26,527,755	545,630	14,382,807
Redeemed	(1,366,195)	(41,781,217)	(1,981,672)	(51,920,694)

Net change	222,478	$7,825,361	(946,620)	$(24,784,976)

Class B
Issued from the sale of shares	8,879	$231,157	8,494	$188,334
Issued in connection with the reinvestment of distributions	28,040	726,359	28,842	634,251
Redeemed	(258,805)	(6,503,881)	(372,827)	(8,159,137)

Net change	(221,886)	$(5,546,365)	(335,491)	$(7,336,552)

Class C
Issued from the sale of shares	328,959	$8,489,719	89,119	$1,971,424
Issued in connection with the reinvestment of distributions	131,853	3,444,408	70,199	1,544,393
Redeemed	(209,109)	(5,252,836)	(198,142)	(4,360,005)

Net change	251,703	$6,681,291	(38,824)	$(844,188)

Class Y
Issued from the sale of shares	696,498	$23,425,027	427,922	$12,215,388
Issued in connection with the reinvestment of distributions	39,615	1,392,630	17,974	515,680
Redeemed	(441,890)	(15,082,762)	(141,281)	(4,028,493)

Net change	294,223	$9,734,895	304,615	$8,702,575

Increase (decrease) from capital share transactions	546,518	$18,695,182	(1,016,320)	$(24,263,141)

11.  Subsequent Event.  Effective at the close of business on February 28, 2014, Natixis U.S. Multi-Cap Equity Fund will change its name to Natixis U.S. Equity Opportunities Fund and the Fund’s principal investment strategies will be amended and restated as described in the Supplement dated December 16, 2013 to the Prospectus and Summary Prospectus of Natixis U.S. Multi-Cap Equity Fund.

91  |

Report of Independent Registered Public

Accounting Firm

To the Trustees of Natixis Funds Trust I, Natixis Funds Trust II and Shareholders of Natixis Diversified Income Fund, Natixis U.S. Multi-Cap Equity Fund, and McDonnell Intermediate Municipal Bond:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Natixis Diversified Income Fund and Natixis U.S. Multi-Cap Equity Fund each a series of Natixis Funds Trust I; and the McDonnell Intermediate Municipal Bond Fund, a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 24, 2014

|  92

2013 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2013, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Diversified Income	40.38%
U.S. Multi-Cap Equity	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2013.

Fund	Amount
U.S. Multi-Cap Equity	$30,926,551

Qualified Dividend Income.  For the fiscal year ended December 31, 2013, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Diversified Income	42.46%
U.S. Multi-Cap Equity	100.00%

93  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and Natixis Funds Trust II Chairman of the Contract Review and Governance Committee	Chairman of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Natixis Funds Trust II Chairman of the Audit Committee	Retired	42 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

|  94

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edmond J. English (1953)	Trustee Since 2013 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

95  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee Since 2012 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee

Since 1982 for Natixis Funds Trust I (including its predecessors); since 1993 for Natixis Funds Trust II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

|  96

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

97  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and Natixis Funds Trust II	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 for Natixis Funds Trust I and Natixis Funds Trust II President and Chief Executive Officer of Natixis Funds Trust I and Natixis Funds Trust II since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

John T. Hailer[5] (1960)	Trustee Since 2000 for Natixis Funds Trust I and Natixis Funds Trust II	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

|  98

Trustee and Officer Information

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri and Mr. Peter J. Smail are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/12 – 12/31/12	1/1/13 – 12/31/13	1/1/12 – 12/31/12	1/1/13 – 12/31/13	1/1/12 – 12/31/12	1/1/13 – 12/31/13	1/1/12 – 12/31/12	1/1/13 – 12/31/13
Natixis Funds Trust I	$232,539	$190,779	$287	$4,429	$68,620	$52,933	$—	$—

1.	Audit-related fees consist of:

2012 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2013 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and review of Form N-1A filings.

2.	Tax fees consist of:

2012 & 2013 – review of the Registrant’s tax returns, quarterly review of asset diversification tests.

Aggregate fees billed to the Registrant for non-audit services during 2012 and 2013 were $68,907 and $57,362, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Capital Growth Management Limited Partnership (“CGM”), Hansberger Global Investors, Inc. (“HGI”), Loomis, Sayles & Company, L.P. (“Loomis”), NGAM Advisors, L.P. (“NGAM”) and entities controlling, controlled by or under common control with CGM, HGI, Loomis and NGAM (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/12 – 12/31/12	1/1/13 – 12/31/13	1/1/12 – 12/31/12	1/1/13 – 12/31/13	1/1/12 – 12/31/12	1/1/13 – 12/31/13
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to CGM, HGI, Loomis, NGAM and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/12 – 12/31/12	1/1/13 – 12/31/13
Control Affiliates	$321,228	$281,800

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 24, 2014

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 24, 2014